             AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT

                               (Master Agreement)



                       ARC CAPITAL CORPORATION II, et al

                                  as BORROWERS


                                  BANK UNITED

                                    as AGENT











                               February 11, 2000

                               TABLE OF CONTENTS


ARTICLE I ................................................................................................................   2

   DEFINITIONS ...........................................................................................................   2
      Section 1.1  Certain Defined Terms .................................................................................   2
      Section 1.2  Accounting Terms and Other Definitional Provisions ....................................................  20

ARTICLE II ...............................................................................................................  21

   BORROWING .............................................................................................................  21
      Section 2.1  The Loan ..............................................................................................  21
      Section 2.2  Procedure for Advances ................................................................................  23
      Section 2.3  Fees ..................................................................................................  24
      Section 2.4  Interest Rate Matters .................................................................................  24
      Section 2.5  Change in Basis Point Spread ..........................................................................  26
      Section 2.6  Extensions ............................................................................................  26

ARTICLE III ..............................................................................................................  26

   COLLATERAL ............................................................................................................  26
      Section 3.1  Collateral ............................................................................................  26
      Section 3.2  Eligible Projects .....................................................................................  27
      Section 3.3  Note Assignment .......................................................................................  27
      Section 3.4  Guaranties ............................................................................................  28
      Section 3.5  Collateral for Obligations ............................................................................  28
      Section 3.6  Costs .................................................................................................  28

ARTICLE IV ...............................................................................................................  28

   GENERAL FINANCING PROVISIONS ..........................................................................................  28
      Section 4.1  Conditions Precedent to Credit Facility Closing and Addition of Eligible Projects .....................  28
      Section 4.2  Additional Conditions Precedent to Accepting an Eligible Project That is Under Construction or to be
      Constructed: .......................................................................................................  31
      Section 4.3  Additional Conditions Precedent to Accepting an Eligible Project That Has Been Constructed or Acquired:
                                                                                                                            34
      Section 4.4  Additional Conditions Precedent to Accepting a Facility Subject to a Synthetic Lease Transaction as an
      Eligible Project ...................................................................................................  37
      Section 4.5  Conditions Precedent to Determining Additional Availability Under Borrowing Base ......................  38
      Section 4.6  Conditions Under Which an Eligible Project is a Completed Project .....................................  41
      Section 4.7  Verification of Operating Reserve Expenditures ........................................................  42
      Section 4.8  Assignments of Payments ...............................................................................  42
      Section 4.9  Liability of the Lenders ..............................................................................  43
      Section 4.10  Computation of Interest and Fees .....................................................................  43
      Section 4.11  Liens; Setoff ........................................................................................  43
      Section 4.12  Payment and Performance of Obligations ...............................................................  43
      Section 4.13  Payments to Others for the Account of the Borrowers ..................................................  44
      Section 4.14  Prepayment ...........................................................................................  44
      Section 4.15  Delivery of Documents ................................................................................  45

ARTICLE V ................................................................................................................  45

   REPRESENTATIONS AND WARRANTIES ........................................................................................  45
      Section 5.1  Good Standing .........................................................................................  45
      Section 5.2  Power and Authority ...................................................................................  45
      Section 5.3  Binding Agreements ....................................................................................  45
      Section 5.4  Litigation ............................................................................................  45

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
      Section 5.5  No Conflicting Agreements .............................................................................  46
      Section 5.6  Financial Information .................................................................................  46
      Section 5.7  No Default Under Other Agreements .....................................................................  47
      Section 5.8  Taxes .................................................................................................  47
      Section 5.9  Place(s) of Business and Location of Collateral .......................................................  47
      Section 5.10  Title to Properties ..................................................................................  47
      Section 5.11  Margin Stock .........................................................................................  47
      Section 5.12  ERISA ................................................................................................  48
      Section 5.13  Governmental Consent .................................................................................  48
      Section 5.14  Full Disclosure ......................................................................................  48
      Section 5.15  Business Names and Addresses .........................................................................  48
      Section 5.16  Licenses and Certifications ..........................................................................  49
      Section 5.17  Operating Agreements and Management Contracts ........................................................  49
      Section 5.18  Participation Agreements and Resident Agreements .....................................................  50
      Section 5.19  Compliance with Laws .................................................................................  50
      Section 5.20  Presence of Hazardous Materials or Hazardous Materials Contamination .................................  50
      Section 5.21  Compliance in Zoning .................................................................................  51
      Section 5.22  Plans and Specifications .............................................................................  51
      Section 5.23  Building Permits; Other Permits ......................................................................  51
      Section 5.24  Utilities ............................................................................................  51
      Section 5.25  Access; Roads ........................................................................................  51
      Section 5.26  Other Liens ..........................................................................................  52
      Section 5.27  Defaults .............................................................................................  52
      Section 5.28  Nature of Credit Facility; Usury; Disclosures ........................................................  52
      Section 5.29  Survival; Updates of Representations and Warranties ..................................................  52
      Section 5.30  Accounts .............................................................................................  52
      Section 5.31  Single Purpose Entity ................................................................................  53

ARTICLE VI ...............................................................................................................  53

   CONDITIONS OF LENDING .................................................................................................  53
      Section 6.1  No Default ............................................................................................  53
      Section 6.2  Opinion of Counsel for the Borrower ...................................................................  53
      Section 6.3  Approval of Counsel for the Lenders ...................................................................  53
      Section 6.4  Supporting Documents ..................................................................................  54
      Section 6.5  Financing Documents ...................................................................................  54
      Section 6.6  Insurance .............................................................................................  54
      Section 6.7  Security Documents ....................................................................................  54
      Section 6.8  Additional Borrower Joinder Supplement ................................................................  54

ARTICLE VII ..............................................................................................................  55

   AFFIRMATIVE COVENANTS OF BORROWER .....................................................................................  55
      Section 7.1  Financial Statements ..................................................................................  55
      Section 7.2  Financial Covenants ...................................................................................  56
      Section 7.3  Taxes and Claims ......................................................................................  58
      Section 7.4  Legal Existence .......................................................................................  59
      Section 7.5  Conduct of Business and Compliance with Laws ..........................................................  59
      Section 7.6  Use of Proceeds .......................................................................................  60
      Section 7.7  Insurance .............................................................................................  60
      Section 7.8  Maintenance of Properties .............................................................................  62
      Section 7.9  Maintenance of the Collateral .........................................................................  63
      Section 7.10  Other Liens, Security Interests, etc .................................................................  63
      Section 7.11  Defense of Title and Further Assurances ..............................................................  63
      Section 7.12  Subsequent Opinion of Counsel as to Recording Requirements ...........................................  63
      Section 7.13  Books and Records ....................................................................................  63


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
      Section 7.14  Collections ..........................................................................................  64
      Section 7.15  Notice to Account Debtors and Escrow Account .........................................................  64
      Section 7.16  Business Names .......................................................................................  64
      Section 7.17  ERISA ................................................................................................  65
      Section 7.18  Management ...........................................................................................  65
      Section 7.19  Surveys ..............................................................................................  66
      Section 7.20  Inspections; Cooperation; Payment of Inspecting Engineer .............................................  67
      Section 7.21  Vouchers and Receipts ................................................................................  67
      Section 7.22  Payments for Labor and Materials .....................................................................  67
      Section 7.23  Correction of Construction Defects ...................................................................  68
      Section 7.24  Fees and Expenses; Indemnity .........................................................................  68
      Section 7.25  Governmental Surveys or Inspections ..................................................................  68
      Section 7.26  Cost Reports .........................................................................................  68
      Section 7.27  Appraisals ...........................................................................................  68
      Section 7.28  Notification of Certain Events, Events of Default and Adverse Developments ...........................  69
      Section 7.29  Compliance with Environmental Laws ...................................................................  70
      Section 7.30  Hazardous Materials; Contamination ...................................................................  70
      Section 7.31  Participation in Reimbursement Programs ..............................................................  71
      Section 7.32  Inspection and Other Reports and Notices .............................................................  71
      Section 7.33  Interest Rate for Assigned Notes .....................................................................  72

ARTICLE VIII .............................................................................................................  72

   NEGATIVE COVENANTS OF BORROWER ........................................................................................  72
      Section 8.1  Borrowings ............................................................................................  72
      Section 8.2  Deeds of Trust and Pledges ............................................................................  72
      Section 8.3  Sale or Transfer of Assets ............................................................................  72
      Section 8.4  Other Liens; Transfers; "Due-on-Sale"; etc ............................................................  72
      Section 8.5  Advances and Loans ....................................................................................  73
      Section 8.6  Contingent Liabilities ................................................................................  73
      Section 8.7  Licenses ..............................................................................................  73
      Section 8.8  ERISA Compliance ......................................................................................  73
      Section 8.9  Transfer of Collateral ................................................................................  74
      Section 8.10  Sale of Accounts or Receivables ......................................................................  74
      Section 8.11  Amendments; Terminations .............................................................................  74
      Section 8.12  Prohibition on Hazardous Materials ...................................................................  75
      Section 8.13  Subsidiaries .........................................................................................  75
      Section 8.14  Mergers or Acquisitions ..............................................................................  75
      Section 8.15  Conditional Sales ....................................................................................  75
      Section 8.16  Changes to Plans and Specification ...................................................................  75
      Section 8.17  Construction Contract; Construction Management .......................................................  75
      Section 8.18  Line of Business .....................................................................................  75
      Section 8.19  Stock Redemption .....................................................................................  76
      Section 8.20  Single Purpose Entity ................................................................................  76
      Section 8.21  Limitation on Acquisition Projects ...................................................................  76
      Section 8.22  Amendments to Synthetic Lease Transaction Documents ..................................................  76

ARTICLE IX ...............................................................................................................  76

   EVENTS OF DEFAULT .....................................................................................................  76
      Section 9.1  Failure to Pay and/or Perform the Obligations .........................................................  76
      Section 9.2  Breach of Representations and Warranties ..............................................................  77
      Section 9.3  Failure to Comply with Covenants ......................................................................  77
      Section 9.4  Failure to Comply with Financial Reporting or Books and Records .......................................  77
      Section 9.5  Other Defaults ........................................................................................  77
      Section 9.6  Default Under Other Financing Documents ...............................................................  77


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
      Section 9.7  Receiver; Bankruptcy ..................................................................................  77
      Section 9.8  Judgment ..............................................................................................  78
      Section 9.9  Execution; Attachment .................................................................................  78
      Section 9.10  Default Under Other Borrowings .......................................................................  78
      Section 9.11  Change in Status or Ownership ........................................................................  78
      Section 9.12  Damage to Improvements ...............................................................................  78
      Section 9.13  Mechanic's Lien ......................................................................................  78
      Section 9.14  Survey Matters .......................................................................................  79
      Section 9.15  General Contractor Default ...........................................................................  79
      Section 9.16  Zoning ...............................................................................................  79
      Section 9.17  Updated Appraisal ....................................................................................  79
      Section 9.18  Default Under Synthetic Lease Transaction ............................................................  79

ARTICLE X ................................................................................................................  79

   RIGHTS AND REMEDIES UPON DEFAULT ......................................................................................  79
      Section 10.1  DEMAND; ACCELERATION .................................................................................  79
      Section 10.2  Further Advances; Immediate Acceleration .............................................................  80
      Section 10.3  Further Advances; Material Adverse Change or Impairment of Position ..................................  80
      Section 10.4  Specific Rights With Regard to Collateral ............................................................  80
      Section 10.5  Performance by Lenders ...............................................................................  82
      Section 10.6  Uniform Commercial Code and Other Remedies ...........................................................  83
      Section 10.7  Receiver or Other Court Order ........................................................................  84
      Section 10.8  License of Tradename .................................................................................  84

ARTICLE XI ...............................................................................................................  84

MISCELLANEOUS ............................................................................................................  84
   Section 11.1  Notices .................................................................................................  84
   Section 11.2  Consents and Approvals ..................................................................................  85
   Section 11.3  Remedies, etc. Cumulative ...............................................................................  85
   Section 11.4  No Waiver of Rights by the Agent or Lenders .............................................................  86
   Section 11.5  Entire Agreement; Conflict with Agency Agreement ........................................................  86
   Section 11.6  Survival of Agreement; Successors and Assigns ...........................................................  86
   Section 11.7  Expenses ................................................................................................  87
   Section 11.8  Counterparts ............................................................................................  87
   Section 11.9  Governing Law ...........................................................................................  87
   Section 11.10  Modifications ..........................................................................................  87
   Section 11.11  Illegality .............................................................................................  88
   Section 11.12  Gender, etc ............................................................................................  88
   Section 11.13  Headings ...............................................................................................  88
   Section 11.14  Waiver of Trial by Jury ................................................................................  88
   Section 11.15  No Warranty by Lenders or Agent ........................................................................  88
   Section 11.16  Liability of the Lenders ...............................................................................  89
   Section 11.17  No Partnership .........................................................................................  89
   Section 11.18  Third Parties; Benefit .................................................................................  90
   Section 11.19  Conditions; Verification ...............................................................................  90
   Section 11.20  Signs; Publicity .......................................................................................  90
   Section 11.21  Mandatory Arbitration ..................................................................................  90
   Section 11.22  Assignment By Lenders ..................................................................................  92
   Section 11.23  Required Lenders .......................................................................................  92
   Section 11.24  Borrowers Approval of Lenders ..........................................................................  92
   Section 11.25  Time of Essence ........................................................................................  92
LIST OF EXHIBITS .........................................................................................................  94


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             AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT

         THIS AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (the "Agreement") is made this 11th day of February, 2000, but shall be effective as of December 31, 1999 (except with regard to any provision herein specifying an earlier effective date), by and among ARC CAPITAL CORPORATION II, a Tennessee corporation ("ARCC"), the other Borrowers, if any, listed on the signature pages hereof and BANK UNITED, as agent (the "Agent") for itself and for certain additional Lenders (as hereinafter defined).

                                R E C I T A L S

         A. The Lenders have provided to the Borrowers a credit facility (such credit facility, as modified, increased, extended, restated or substituted, is referred to hereinafter as the "Credit Facility" or the "Loan") in the maximum principal sum of up to $100,000,000 or such greater amount not to exceed $150,000,000 as the Lenders may from time to time commit to lend pursuant to any Agency Agreement. Advances or readvances of the Loan have been made pursuant to, and secured by, the provisions of that certain Financing and Security Agreement dated June 8, 1999 by and between the Agent and ARC Capital Corporation II, a Tennessee corporation (the "Original Financing Agreement").

         B. The advances under the Loan are evidenced by promissory notes made or to be made by one or more of the Borrowers for the benefit of each of the Lenders in the aggregate principal sum of the then-applicable Credit Facility Committed Amount (as amended, restated, renewed or resubstituted from time to time, the "Notes"). The Notes are secured by, among other things, certain Deeds of Trust (as defined in the Financing Agreement) from the Borrowers in favor of the Agent for the benefit of the Lenders covering such Borrowers' interest in the Land and the Improvements for the applicable Facility (as defined in the Financing Agreement) or certain assignments to the Lenders of Assigned Notes secured by Deeds of Trust payable to Borrowers in connection with Synthetic Lease Transactions and Collateral Assignment and such other real and personal property as shall be therein more particularly set forth (collectively, the "Property"). The Credit Facility is evidenced, secured and guaranteed by the Financing Documents (as defined in the Original Financing Agreement).

         C. Effective as of September 30, 1999, this Agreement has been intended to be a wholesale warehouse mortgage agreement as described in Section
201.21 of the Florida Statutes.

         D. Pursuant to an Additional Borrower Joinder Supplement dated September 30, 1999, ARC Carriage Club of Jacksonville, Inc., a Tennessee corporation, was added as a Borrower.

         E. The Borrowers have requested and the Lenders have agreed to modify certain provisions of the Original Financing Agreement. In connection with such modifications to the Guaranty and other modifications to the Credit Facility, the Original Financing Agreement is being amended and restated pursuant to the Amended and Restated Financing and Security Agreement of even date herewith (as amended, restated or substituted from time to time, the "Financing Agreement").

         F. The Lenders have required, as a condition to continuing to make available the Credit Facility, that the Borrowers execute and deliver this Agreement to the Agent.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lenders hereby agree that the Original Financing Agreement is amended and restated in its entirety as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.1  Certain Defined Terms

         As used herein, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

         "Account," individually, and, "Accounts," collectively, mean with respect to each Borrower and the Guarantor pertaining to all Eligible Projects, all presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, instruments, acceptances, chattel paper, leases and writings evidencing a monetary obligation or a security interest in or a lease of goods, all rights to receive the payment of money or other consideration under present or future contracts arising out of or relating to any and all Eligible Projects (including, without limitation, all rights to receive the payment of money or other consideration from, or on behalf of, any private pay patient), or by virtue of services rendered, loans and advances made or other considerations given, by or set forth in, or arising out of, any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy, instrument, document or general intangible, and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements which gave rise to any or all of the foregoing insofar as they pertain to the Eligible Projects, including all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including real property mortgages) given by any person with respect to any of the foregoing, including, without limitation, all rights to receive payment of money or other consideration from, or on behalf of, any private pay patient, all rights to receive payments under all Resident Agreements, and all third-party payor contracts (including Medicare and Medicaid to the extent permitted by Law), including, but not limited to, the Veterans Administration, Participation Agreements, and any and all depository accounts (other than resident trust accounts) into which the proceeds of all or any portion of such accounts may be now or hereafter deposited, and all proceeds (cash and non-cash) of the foregoing.

         "Account Debtor" means any Person who is obligated on a Receivable and "Account Debtors" mean all Persons who are obligated on the Receivables.

         "Act of Bankruptcy" means the filing of a petition in bankruptcy under the Bankruptcy Code or the other commencement of a proceeding under any other applicable law concerning insolvency, reorganization or bankruptcy, now or hereafter in effect.

         "Acquisition Project" means a Facility purchased by a Borrower from a third party as a Completed Project or such a Facility that a Borrower has arranged to be purchased in a Synthetic Lease Transaction and which, in either case, is not a Stabilized Project.

         "Additional Borrower" means a Wholly Owned Subsidiary of ARCC or ARC that is acceptable to the Agent and that has executed and delivered an Additional Borrower Joinder Supplement and has otherwise complied with the provisions of this Agreement, including but not limited to Section 4.1 hereof.

         "Additional Borrower Joinder Supplement" means an Additional Borrower Joinder Supplement in the form attached hereto as EXHIBIT F, with the blanks appropriately completed and executed and delivered by an Additional Borrower and by the Borrowers.

          "Adjusted Total Capital" means the sum of Net Worth, Funded Debt, Subordinated Debt and all equity of a joint venture of the Guarantor or any of its subsidiaries, whether such joint venture is consolidated or unconsolidated in accordance with GAAP.

          "Affiliate" means an entity in which ARC (or another entity which ARC controls) holds an ownership interest equal to or greater than fifty-one percent (51%).

         "Agency Agreement" means the Agency Agreement dated June 8, 1999 executed by and between the Agent and SouthTrust Bank, National Association, as amended pursuant to the First Amendment to Agency Agreement dated October 1, 1999 and the Agency Agreement by and among all the Lenders, as the same may be amended, restated or substituted from time to time and any other Agency Agreements which may be executed in the future by and between the Agent and any Lender or Lenders.

         "Agent" means Bank United, its successors and assigns.

         "Agreement" means this Amended and Restated Financing and Security Agreement and all amendments, extensions, restatements, substitutions and supplements hereto which may from time to time become effective in accordance with the provisions of Section 11.10 hereof.

         "Appraised Value" means the appraised value of a Facility as stabilized, as reviewed by the Agent.

         "ARC" means American Retirement Corporation, a Tennessee corporation.

         "ARCC" means ARC Capital Corporation II, a Tennessee corporation.

         "Architect" means the architect named in an Architect's Contract, if any, and his, her or its successors and permitted assigns.

         "Architect's Contract" means an agreement by and between a Borrower, as owner, or Synthetic Lessee and the Architect for a particular Facility, or any contract for architectural services relating to the development of the Land and/or the construction of the Improvements for each of the Eligible Projects made by a Borrower or a Synthetic Lessee and an Architect and approved in writing by the Agent, as the same may be amended from time to time with the prior written approval of the Agent.

         "Asset Value" of any Eligible Project shall be the least of (a) (i) 81.25% of its Deed of Trust Lien Amount (except that for Special Eligible Projects, it shall be 93.75%) or (ii) the maximum principal amount of the Assigned Note, (b) 65% of the Appraised Value of each Eligible Project other than Special Eligible Projects and 75% of the Appraised Value of each Special Eligible Project or (c) 65% of the Total Development Budget if it is a Development Project; provided, however, that the "Asset Value" of any Completed Project which is also a Pool A Project shall be the maximum amount actually borrowed with respect to such Project as of the date of measurement.

         "Assigned Note," individually, or "Assigned Notes," collectively means one or more secured promissory notes and any amendments thereto or substitutions therefor payable to ARCC or an Additional Borrower by a Synthetic Lessor and assigned to the Agent for the benefit of the Lenders as security for the Credit Facility pursuant to an Assignment of Transaction Documents or similar assignment.

         "Banking Day" means a day on which each of the Lenders is open for the conduct of substantially all of its banking business at its office in the city in which its Note is payable and must also be a day on which dealings are carried on in the applicable interbank Eurodollar market.

         "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. 101 et seq.

         "Borrower," individually, or "Borrowers," collectively means one or more of ARCC, the other Borrowers, if any, listed on the signature pages hereof, and any Additional Borrowers.

         "Borrowing Base" means at any time an amount equal to the lesser of
(a) the lesser of the aggregate dollar amounts of (i) 81.25% (65% divided by 80%) of the Deed of Trust Lien Amounts (except that for Special Eligible Projects it shall be 93.75% (75% divided by 80%) of the Deed of Trust Lien amount) plus 100% of the outstanding aggregate principal amount of all Assigned Notes, or (ii) 65% of the Appraised Value of each Pool A Project other than Special

Eligible Projects and 75% of the Appraised Value of each Special Eligible Project which is also a Pool A Project, plus 50% of the Appraised Value of each Pool B Project, plus 35% of the Appraised Value of each Pool C Project; or (b) the combined aggregate dollar amount equal to 65% of the Costs Incurred to Date for each Pool A Project that is a Completed Project (or for a Development Project that is a Pool A Project after the Borrowers have invested 20% equity in the project, 81.25% [or other lesser percentage calculated by the Agent as may be necessitated by the Appraisal Value] of subsequent Costs Incurred to Date but not to exceed at any time 65% of the Costs Incurred to Date in the aggregate) other than Special Eligible Projects and 75% of the Costs Incurred to Date of each Special Eligible Project, 50% of the Costs Incurred to Date for each Pool B Project, and 35% of the Costs Incurred to Date for each Pool C Project.

         "Borrowing Base Deficiency" shall have the meaning set forth in
Section 2.1(h) hereof.

         "Borrowing Base Report" shall have the meaning set forth in Section 2.1(d) hereof.

         "Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or lease of specific goods, any returned, rejected or repossessed goods covered by any such writing or writings and all proceeds (in any form including, without limitation, accounts, contract rights, documents, chattel paper, instruments and general intangibles) of such returned, rejected or repossessed goods, and all proceeds (cash and non-cash) of the foregoing but only to the extent that any of the foregoing relates to an Eligible Project.

         "Collateral" means each Borrower's Accounts, Equipment, General Intangibles, documents, Chattel Paper, Instruments and Inventory, pertaining to all Eligible Projects, all right, title and interest of each Borrower and the Management Company in and to the Operating Agreements and Management Contracts (including, without limitation, the Management Agreement), Resident Agreements (to the extent and only to the extent the same can be pledged or assigned in compliance with applicable law), Physician Contracts, Participation Agreements, the Licenses (to the extent and only to the extent the same can be pledged or assigned in compliance with applicable law) whether or not designated with initial capital letters, and all other management contracts, operating agreements, service agreements and any other agreements pertaining to any Eligible Project, as those terms are defined herein and in the Uniform Commercial Code as presently adopted and in effect in the State of Texas, and shall also cover, without limitation, (i) any and all property specifically included in those respective terms in this Agreement or in the Financing Documents, (ii) all right, title and interest of each Borrower in and to Leases or subleases, rents, royalties, issues, profits, revenues, earnings, income or other benefits of the Property, or arising from the use or enjoyment of the Property, or from any lease or other use and occupancy agreement pertaining to the Property (to the extent and only to the extent the same can be pledged or assigned in compliance with applicable law), (iii) all right, title and interest of each Borrower, any other owner, ARC and any party obligated to construct the Improvements, under all construction, architectural and design contracts and plans and specifications, (iv) any and all property and/or collateral described in any of the Security Documents, including, without limitation, this Agreement and the Deeds of Trust, (v) any and all bank accounts or other deposit accounts of each Borrower wherever located, (vi) the Assigned


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


Notes and the Note Collateral; and (vii) all proceeds (cash and non-cash, including, without limitation, insurance proceeds) of the foregoing.

         "Collateral Assignments" means, collectively, any Collateral Assignment of Licenses, Participation Agreements and Resident Agreements among a Borrower, the Management Company and the Agent, any Collateral Assignment of Operating Agreements and Management Contracts among a Borrower, the Management Company and the Agent any Collateral Assignment and Security agreement in respect to contracts, Licenses and Permits from a Synthetic Lessee for the benefit of a Synthetic Lessor and any Collateral Assignment and Security Agreement in respect of Special Assignment in connection with a Synthetic Lease Transaction, any Tradename License Agreement and any assignment of Transaction Documents.

         "Collateral Value Ratio" means, for any fiscal quarter, the ratio of
(a) the aggregate Asset Value of the Eligible Projects during such fiscal quarter, divided by (b) the aggregate of the lesser of Appraised Value of the Eligible Projects during such fiscal quarter or the cost of acquiring any Acquisition Project or the actual cost of constructing any other Eligible Project.

         "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with a Borrower within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended and the regulations promulgated or issued thereunder.

         "Completion Guaranty" or "Completion Guaranties" means, individually or collectively, a Guaranty of Completion executed by the Guarantor in favor of the Lenders in connection with the Facility Closing for a Development Project that is not a Completed Project and which is not the subject of a Synthetic Lease Transaction.

         "Completed Project" means an Eligible Project for which the Agent has received all of the due diligence items listed in Section 4.6 hereof or has expressly waived the receipt of the same.

         "Construction Contract" or "Construction Contracts" means, individually or collectively, the general contractor's agreements by and between a Borrower or Synthetic Lessee as owner of a Facility, or ARC as the Management Company and a general contractor for the development of any of the Land and/or the construction of any of the Improvements as approved in writing by the Agent, and as the same may be amended from time to time with the prior written approval of the Agent.

          "Contingent Funded Debt" means, as to any Person (the "guaranteeing person"), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing, or becoming contingently liable for, in any manner any Funded Debt (the "primary obligations") of any Person. The amount of any Contingent Funded Debt of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Contingent Funded Debt (or, if less, the maximum stated liability set forth in the instrument embodying such Contingent Funded Debt).

         "Costs Incurred to Date" means as to a Facility constructed or under construction by a Borrower, actual costs expended by such Borrower, a Synthetic Lessor or, Synthetic Lessee or ARC on behalf of any of the foregoing, under a Total Development Budget and reported to the Agent through the requisition process as verified by the Agent pursuant to the provisions of this Agreement; provided, however, no cost overruns not otherwise covered by a contingency category in the Total Development Budget will be included in the definition of Costs Incurred to Date without the Agent's prior written consent. "Costs Incurred to Date" for an Acquisition Project means the purchase price and related expenses of acquisition.

          "Credit Facility" means the revolving line of credit in a maximum principal sum at any one time outstanding equal to the Credit Facility Committed Amount.

          "Credit Facility Closing" shall mean the date on which the Notes, this Agreement and any other documents then evidencing and securing the Credit Facility are executed and delivered to the Agent.

          "Credit Facility Committed Amount" means $100,000,000 or such larger amount, not to exceed $150,000,000, that the Lenders may from time to time severally commit to lend to the Borrowers pursuant to the terms of the Agency Agreement, any amendment to this Agreement and the Notes.

          "Current Assets" means at any date, the amount which, in conformity with GAAP, would be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Guarantor, excluding inventory, Prepaids (as defined by GAAP) and Restricted Cash (as defined by GAAP).

          "Current Liabilities" means at any date, the amount which in conformity with GAAP, would be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Guarantor, excluding balloon payments of principal greater than 300% of the regularly scheduled amortization payment in connection with such indebtedness, provided such indebtedness is refinanced with ninety (90) days of such balloon payment.

          "Current Ratio" means the ratio of (a) Current Assets to (b) Current Liabilities.

         "Debt Service" means for any period of determination the principal and interest payments for the specified period required to fully amortize an Eligible Project's then applicable availability within the Borrowing Base in equal monthly installments of principal and interest based on a 25-year amortization schedule and a rate equal to 300 basis points per annum in excess of the then current rate for ten (10) year United States Treasury Notes, as reported in the most recent Federal Reserve Statistical Release H.15(519) but in no event shall the rate (as calculated as aforesaid) be less than 8% per annum.

         "Debt Service Coverage Ratio" means the ratio of Net Operating Income to Debt Service.

          "Deed of Trust" or "Deeds of Trust" means one or more first lien mortgages or deeds of trust in favor of the Agent on behalf of the Lenders as security for the Obligations on a Borrower's fee simple interest in an Eligible Project owned by such Borrower.

          "Deed of Trust Lien Amount" means the dollar principal amount of the Lien created by a Deed of Trust on a Borrower's fee simple interest in a Eligible Project, (a) the amount being for any Development Project or any Completed Project open less than twelve (12) months, the lesser of (i) 80% of such Eligible Project's Appraised Value or (ii) 80% of such Eligible Project's Total Development Budget and (b) the amount being for any Acquisition Project or Completed Project open twelve (12) months or longer, the lesser of (i) 80% of such Eligible Project's Appraised Value, (ii) 80% of the purchase price of an Acquired Project or of the construction cost of a Facility built by a Borrower or its Affiliates and open more than twelve (12) months or (iii) such lesser dollar amount as the Borrowers elect to designate with the consent of the Lenders.

          "Default" means, with respect to each Financing Document, a default which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

          "Development Project" means a Facility being constructed by a Borrower or being constructed in connection with a Synthetic Lease Transaction arranged by a Borrower which has not become a Stabilized Project.

         "EBITDAR" means earnings before interest, taxes, depreciation, amortization, and Rent.

         "Eligible Project" means a Facility approved by the Agent for any location in the continental United States (a) which is a Development Project, an Acquisition Project or a Stabilized Project; (b) for which the Agent has received, reviewed and approved all applicable pre-closing due diligence items as required by this Agreement or has waived receipt of the same; (c) for which the Agent has received a Total Development Budget including a Pro Forma Operating Statement acceptable to the Agent; (d) for which either a Facility Closing has been completed and a Deed of Trust has been recorded or the relevant Assigned Note has been assigned to the Agent; (e) for which the Agent has received all other documentation necessary to perfect a lien on the Collateral in favor of the Agent for itself and the other Lenders; and (f) which is included in the Borrowing Base.

         "Enforcement Costs" means all expenses, charges, costs and fees whatsoever (including, without limitation, attorney's fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Lenders in connection with (a) the collection or enforcement of any or all of the Obligations, (b) the preparation of or changes to this Agreement, the Notes, the Security Documents and/or any of the other Financing Documents, (c) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, including, without limitation, those sums paid or advanced, and costs and expenses, more specifically described in Sections 3.6, 10.4, 10.5 and 11.7, (d) the monitoring, administration, processing, servicing of any or all of the Obligations and/or the Collateral (e) post-judgment enforcement or collection actions, and (f) bankruptcy proceedings of any Borrower, Guarantor or Synthetic Lessee.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "Equipment" means all equipment, machinery, furniture and fixtures and supplies of every nature pertaining to an Eligible Project, presently existing or hereafter acquired or created and wherever located, together with all accessions, additions, fittings, accessories, special tools, and improvements thereto and substitutions therefor and all parts and equipment which may be attached to or which are necessary for the operation and use of such personal property, whether or not the same shall be deemed to be affixed to real property, and all rights under or arising out of present or future contracts relating to the foregoing and all proceeds (cash and non-cash) of the foregoing.

          "Eurodollar Period" or "Eurodollar Periods" shall have the meaning set forth in each Note.

          "Eurodollar Rate" means, for any portion of the principal sum for any Eurodollar Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London Time) three (3) Banking Days prior to the first day of such Eurodollar Period for a term comparable to such Eurodollar Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Eurodollar Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London Time) three (3) Banking Days prior to the first day of such Eurodollar Period for a term comparable to such Eurodollar Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

          "Event(s) of Default" means the occurrence of any one or more of the events specified in Part IX of this Agreement or in any other Financing Document and the continuance of such event beyond the applicable grace and/or cure periods therefor, if any, set forth in Part IX or in such other Financing Document.

          "Expansion Project" means a Facility constructed adjacent to other Facilities owned or managed by ARC or its Affiliates but operating independently of such other Facilities.

          "Expense Payments" shall have the meaning set forth in Section 10.5Performance by Lenders hereof.

          "Facility" and "Facilities" mean, individually or collectively, a Senior Living Facility that is an Eligible Project.

          "Facility Closing" has the meaning set forth in Section 4.1Conditions Precedent to Credit Facility Closing and Addition of Eligible Projects hereof.

          "Fee Interest Deed of Trust" has the meaning set forth in Section 3.2Eligible Projects hereof.

          "Financing Documents" means at any time, collectively, this Agreement, the Notes, the Deeds of Trust, the Guaranty Agreement, any Completion Guaranty, any Additional Borrower Joinder Supplement, any Management Fee Subordination Agreement, the Security Documents, and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by any Borrower and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or in connection with any of the Obligations and/or in connection with this Agreement, the Notes and/or any of the Security Documents, as the same may from time to time be amended, restated, supplemented or otherwise modified.

          "Funded Debt" of any Person at any time means the sum, without duplication, at such time of (a) indebtedness for borrowed money or for the deferred purchase price of property or services, (b) any obligations in respect of letters of credit, banker's or other acceptances or similar obligations issued or created for the account of any Person, (c) lease obligations which have been or should be, in accordance with GAAP, capitalized on the books of any Person, (d) all liabilities secured by any property owned by any Person to the extent attached to the Person's interest in such property, even though the Person has not assumed or become liable for the payment thereof, (e) in the case of the Guarantor or any subsidiary, any obligation of the Guarantor or a Commonly Controlled Entity to a Multiemployer Plan; and (f) all liabilities of a joint venture of a Person whether such joint venture is consolidated or unconsolidated, as determined in accordance with GAAP, but excluding (a) trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by the Guarantor or any subsidiary and for which adequate reserves are being provided on the books of a Person in accordance with GAAP, and (b) Subordinated Debt.

          "GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

          "General Contractor" or "General Contractors" means individually or collectively the general contractors named in the Construction Contracts and his, its or their respective successors and permitted assigns.

          "General Intangibles" means any and all general intangibles of every nature, whether presently existing or hereafter acquired or created arising out of or relating to any Eligible Project, including without limitation all books, correspondence, credit files, records, computer programs, computer tapes, cards and other papers and documents in the possession or control of any Borrower or the Guarantor, claims (including without limitation all claims for income tax and other refunds), choses in action, judgments, patents, patent licenses, trademarks, trademark licenses, (excluding the following tradenames and derivations thereof: "Homewood", ARC, and American Retirement Corporation) licensing agreements, rights in intellectual property, goodwill, as that term is defined in accordance with GAAP (including all goodwill of any Borrower's business symbolized by, and associated with, any and all trademarks, trademark licenses, copyrights and/or service marks), royalty payments, contractual rights, rights as lessee under any lease of real or personal property, literary rights, copyrights, service names, service marks, logos, trade secrets, all amounts received as an award in or settlement of a suit in damages, deposit accounts, interests in joint ventures or general or limited partnerships, all Licenses, construction permits, Operating Agreements and Management Contracts, Participation Agreements, Management Agreements and Resident Agreements, and all proceeds (cash and non-cash) of the foregoing.

          "Governmental Authority or Authorities" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Ground Leases" means any and all leases to any Synthetic Lessor, as ground lessee, and ARC, as fee owner and ground lessor.

          "Guarantor" means ARC.

         "Guaranty Agreement" means the Amended and Restated Guaranty of Payment Agreement by the Guarantor of even date herewith.

         "Hazardous Materials" means any flammable explosives, radioactive materials, hazardous waste, toxic substances or related materials, including, without limitation, asbestos, polychlorinated biphenyls, urea-formaldehyde, radon, and any substance defined as or included in the definition of (a) any "hazardous waste" as defined by the Resource Conservation Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, and regulations promulgated thereunder; (c) any "toxic substance" as defined by the Toxic Substances Control Act, as amended from time to time, and regulations promulgated thereunder; (d) any hazardous or infectious medical waste including, but not limited to, cultures and stocks of infectious agents and associated biologicals, pathological wastes, human and animal blood specimens and blood products, anatomical materials, blood, blood-soiled articles, contaminated materials, microbiological laboratory wastes, sharps, chemical wastes, infectious wastes, chemotherapeutic wastes, and radioactive wastes; (e) any substance, the presence of which on any property now or hereafter owned, operated or acquired by any Borrower is prohibited or regulated under any applicable Federal or state laws or regulations; and (f) any other substance, pollutant, contaminant, chemical, or industrial toxic hazardous substance or waste, including without limitation hazardous materials, which by law is prohibited or is otherwise regulated as a hazardous material.

          "Hazardous Materials Contamination" means the contamination by, release or spill of (whether presently existing or occurring after the date of this Agreement), Hazardous Materials of or on any property owned, operated or controlled by any Borrower, or for which any Borrower has responsibility, including, without limitation, improvements, facilities, soil, ground water, air or other elements on, or of, any property now or hereafter owned, operated or acquired by any Borrower, and any other contamination by Hazardous Materials for which any Borrower is, or is claimed to be, responsible.

          "Hydric Soils" means any soil category upon which building would be prohibited or restricted under applicable governmental requirements (including, without limitation, those imposed by the U.S. Army Corps of Engineers based upon its guidelines as to, among other things, soil, vegetation and effect on the ecosystem).

          "Improvements" means all site improvements, base building, building systems, equipment or related fixtures not or hereafter existing on the Land.

          "Inspecting Engineer" means such person or firm as the Agent may from time to time appoint or designate for purposes related to the inspection of the progress of the development of any of the Land and the construction of any of the Improvements, conformity of construction with the applicable Plans and Specifications, and for such other purposes as the Agent may from time to time deem appropriate or as may be required by the terms of this Agreement.

          "Instruments" means any and all notes, notes receivable, drafts, acceptances, and similar instruments or documents, both now owned or hereafter created or acquired arising out of or relating to any Facility (or any part thereof).

         "Interest" means the sum of all interest expense (as defined by GAAP excluding, however, the amortization of prepaid financing costs) net of interest income.

         "Interest Rate Margin" means, effective as of September 30, 1999, two hundred thirty-five (235) basis points per annum, and, thereafter, means the interest rate margin per annum determined in accordance with the following table:

                    ----------------------------------- --------------------
                    COLLATERAL VALUE RATIO              INTEREST RATE MARGIN
                    ----------------------------------- ---------------------
                    Greater than 65%                    235 basis points
                    ----------------------------------- ---------------------
                    Equal to or Less than 65%           225 basis points
                    ----------------------------------- ---------------------

          "Inventory" means any and all inventory and all right, title and interest in, and to, all now owned and hereafter acquired goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease arising out of or relating to any and all Eligible Projects, including, without limitation, all supplies of any kind, nature or description which are used or consumed in each Borrower's, each Synthetic Lessee's or the Guarantor's business at such Facilities and all documents of title or documents representing the same and all proceeds (cash and non-cash) and products of the foregoing.

          "Land" shall have the meaning described in each Deed of Trust or in the Note Collateral.

          "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any Governmental Authority or any court or similar entity established by any thereof.

          "Lease" shall have the meaning set forth in a Deed of Trust.

          "Lenders" means collectively, except as the context may otherwise indicate, the Agent and any and all additional lenders who are or shall be from time to time participating as lenders under the Credit Facility pursuant to any Agency Agreement. "Lender" means any of the Lenders individually.

          "Lender Tax" means any present or future tax, levy, cost or charge of any nature imposed by any Governmental Authority, excluding taxes on or measured by the income of any Lender.

          "Licenses" means any and all licenses, certificates of need, operating permits, franchises, and other licenses, authorizations, certifications, permits, or approvals, other than construction permits, issued by, or on behalf of, any Governmental Authority now existing or at any time hereafter issued, with respect to the acquisition, construction, renovation, expansion, leasing, management, ownership and/or operation of any and all Facilities, accreditation of any Facility, and/or the participation or eligibility for participation in any third party payment or reimbursement programs to the extent any Borrower or Synthetic Lessee is participating in such programs (but specifically excluding any and all Participation Agreements to the extent required by law), any and all operating licenses issued by any state Governmental Authority, any and all pharmaceutical licenses and other licenses related to the purchase, dispensing, storage, prescription or use of drugs, medications, and other "controlled substances," any and all licenses relating to the operation of food or beverage facilities or amenities, if any, and any and all certifications and eligibility for participation in Medicare, Medicaid, Blue Cross and/or Blue Shield, or any of the Managed Care Plans, private insurer, employee assistance programs or other third party payment or reimbursement programs as the same may from time to time be amended, renewed, restated, reissued, restricted, supplemented or otherwise modified.

          "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, lien or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, consensual or non-consensual, including, without limitation, any conditional sale or other title retention agreement, filed or unfiled tax liens, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

          "Liquid Assets" means cash, cash equivalents and marketable securities.

          "Liquidation Costs" shall have the meaning set forth in Section 10.6 hereof.

          "Loan" shall have the meaning set forth in Section 2.1 hereof.

          "Managed Care Plans" means any health maintenance organization, preferred provider organization, individual practice association, competitive medical plan, or similar arrangement, entity, organization, or Person.

          "Management Agreement" means any and all Management Agreements entered into or to be entered into by and between a Borrower, a Synthetic Lessor and/or Synthetic Lessee or other owner of a Facility and the Management Company relating to the management of an a Facility, as the same may from time to time be amended, restated, supplemented or otherwise modified.

          "Management Company" means ARC, its successors and assigns and any other Person which may become the manager of the Facilities.

          "Management Fee Subordination Agreement" shall have the meaning set forth in Section 7.18 hereof.

          "Material Lease" means a lease of a portion of any Facility which represents 2,000 square feet or more of leaseable space or which has a term of three (3) or more years.

         "Maximum Construction Period" for a Development Project, including an Expansion Project, means the construction period indicate in the original projected construction schedule set forth in such Development Project's Construction Contract plus three (3) months.

          "Minimum Occupancy Requirement" means for a Development Project including an Expansion Project shall have the meaning set forth in Section
7.2.2 (d), for a Stabilized Project, "Minimum Resident Occupancy" for such Eligible Project shall mean 85% Resident Occupancy, measured on a quarterly basis and for an "Acquisition Project" shall have the meaning set forth in
Section 7.2.2 (e).

          "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Operating Income" means total operating revenue less total operating expenses (excluding interest, federal and state income taxes, depreciation and amortization) but including a management fee to the Management Company of five percent (5%) of gross revenues for the Facility for the period in question as shown in financial information provided by the Borrowers.

         "Net Operating Income Margin" of a Facility means its Net Operating Income divided by its total revenue for such period.

         "Net Worth" means Shareholders' Equity (as defined by GAAP).

          "Note" or "Notes" shall have the meaning set forth in Section 2.1 hereof.

          "Note Collateral" means collectively, all of the following pledged and assigned to the Agent for the benefit of the Lenders: (a) all Assigned Notes payable to ARCC by a Synthetic Lessor, (b) the Assignments of the Synthetic Lease and all ancillary contracts between the Synthetic Lessee and the Synthetic Lessor and/or ARC (c) all other security for either of the foregoing and (d) all other documents executed by ARCC, ARC, the Synthetic Lessor or the Synthetic Lessee in connection with a Synthetic Lease Transaction.

          "Obligations" means all present and future debts, or any of them, obligations, and liabilities, whether now existing or hereafter arising, of the Borrowers to the Agent or any Lender under, arising pursuant to, in connection with and/or on account of the provisions of this Agreement, the Notes, the Deeds of Trust, each Security Document, and any of the other Financing Documents, including, without limitation, the principal of, and interest on, the Notes, late charges, Enforcement Costs, and other prepayment penalties (if any), letter of credit fees or fees charged with respect to any guaranty of any letter of credit, and also means all other present and future indebtedness, or any of them, liabilities and obligations, whether now existing or hereafter arising, of the Borrowers to the Lenders of any nature whatsoever regardless of whether such debts, obligations and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent, and any and all renewals, extensions and rearrangements of any such debts, obligations and liabilities.

          "Operating Agreements and Management Contracts" means any and all contracts and agreements previously, now or at any time hereafter at any time entered into by any Borrower with respect to the acquisition, construction or renovation of a significant nature, expansion, ownership, operation, maintenance, use or management of any or all of the Facilities or otherwise concerning the operations and business of any or all of the Facilities, including, without limitation, any and all service and maintenance contracts, any employment contracts, any and all management agreement other than the Management Agreements, any and all consulting agreements, laboratory servicing agreements, pharmaceutical contracts, physician, other clinician or other professional services provider contracts, food and beverage service contracts, and other contracts for the operation and maintenance of, or provision of services to, a Facility, as the same may from time to time be amended, restated, supplemented, renewed, or modified.

         "Operating Month" means the second full calendar month after the issuance of all required Licenses for any Facility or any calendar month thereafter.

          "Operating Reserve" means a reserve in an amount approved by the Agent included in each Total Development Budget to cover the anticipated costs of leasing up a Facility and initial operating deficits.

          "Participation Agreements" means any and all third party payor participation or reimbursement agreements now or at any time hereafter existing for the benefit of any Borrower relating to rights to payment or reimbursement from, and claims against, private insurers, Managed Care Plans, material employee assistance programs, Blue Cross and/or Blue Shield, federal, state and local Governmental Authorities, including without limitation, Medicare and

Medicaid, and other third party payors, as the same may from time to time be amended, restated, extended, supplemented or modified but only to the extent that any of the foregoing relate to an Eligible Project.

          "Permitted Liens" means: (a) Liens for Taxes that are not delinquent or that the Agent has determined in the exercise of its sole and absolute discretion (i) are being diligently contested in good faith and by appropriate proceedings, (ii) the Borrowers have the financial ability to pay, with all penalties and interest, at all times without materially and adversely affecting any Borrower, and (iii) are not, and will not be with appropriate filing, the giving of notice and/or the passage of time, entitled to priority over any Lien of the Lenders; (b) deposits or pledges to secure obligations under workers' compensation, social security or similar laws, or under unemployment insurance in the ordinary course of business; (c) Liens in favor of the Lenders pursuant to the Loan; (d) judgment Liens to the extent the entry of such judgment does not constitute an Event of Default under the terms of this Agreement or result in the sale of, or levy of execution on, any of the Collateral; and (e) such other Liens, if any, as are identified as "Permitted Encumbrances" in a Deed of Trust.

          "Person" means and includes an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated association, any Governmental Authority or any other entity.

          "Plans and Specifications" means any and all plans and specifications prepared in connection with the development of the Land and/or the construction of the Improvements for any Eligible Project which is a Development Project and which are approved in writing by the Agent, as the same may from time to time be amended with the prior written approval of the Agent, including but not limited to, plans and specifications prepared by an Architect, a copy of which have been initialed by the applicable Borrower and the Agent for identification and delivered to the Agent.

         "Pool A Project" means any Eligible Project which, at any time when the Borrowing Base is computed, meets the applicable Pool A covenants set forth in Section 7.2.2 hereof.

         "Pool B Project" means any Eligible Project which, when the Borrowing Base is computed, has not met the definition of a Pool A Project for the most recent three (3) months and is not a Pool C Project.

         "Pool C Project" means any Eligible Project which, when the Borrowing Base is computed, has not met the definition of a Pool A Project for the most recent six (6) months.

          "Post Default Rate" means the interest rate on the Note in the absence of an Event of Default plus two percent (2%) per annum.

          "Prime Rate" shall have the meaning set forth in Section 2.4.2 hereof.

          "Principal Sum" shall have the meaning set forth in the Notes.

          "Pro Forma Operating Statement" means a Borrower's projection for not less than 36 months from the first Operating Month including occupancy projections and projected operating expenses and operating losses plus the first full year of operations as a Stabilized Project.

          "Property" shall mean collectively the "Land" and the "Improvements".

          "Receivables" means each Borrower's or Management Company's now or hereafter owned, acquired or created Accounts, Chattel Paper, Contract Rights, General Intangibles and Instruments, and all cash and noncash proceeds and products thereof but only to the extent that they arise out of or are related to an Eligible Project.

         "Rent" means lease expense as defined pursuant to GAAP.

          "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

          "Requisition" or "Requisitions" shall have the meaning set forth in
Section 2.2 hereof.

          "Resident Agreements" means any and all contracts, authorizations, agreements and/or consents executed by, or on behalf of any resident or other person seeking services from any Borrower pursuant to which any Borrower provides or furnishes health or assisted living care and related services at any and all of the Facilities, including the consent to treatment, assignment of payment of benefits by third party, as the same may from time to time be amended, restated, supplemented or modified.

         "Resident Occupancy" means the number of residents who are paying fees according to the normal fee schedule for such Facility pursuant to a Resident Agreement for a Facility, expressed as a percentage of licensed capacity.

          "Revolving Credit Expiration Date" means May 1, 2002, or any date to which it may be extended from time to time pursuant to the terms of Section 2.6 hereof.

          "Revolving Credit Termination Date" means the earlier of (a) the Revolving Credit Expiration Date, or (b) the date on which the Credit Facility is terminated pursuant to Article X hereof or otherwise.

          "Security Documents" means, collectively, any assignment, including, without limitation, the Collateral Assignments and any assignment, pledge agreement, security agreement, mortgage, deed of trust (including the Deeds of Trust), leasehold mortgage, leasehold deed of trust, deed to secure debt, financing statement, initial transaction statement and any similar instrument, document or agreement under or pursuant to which a Lien is now or hereafter granted to, or for the benefit of, the Lenders on any collateral to secure the Obligations, as the same may from time to time be amended, restated, supplemented or otherwise modified.

          "Senior Living Facility" and "Senior Living Facilities" mean individually or collectively, an assisted living facility, an independent living facility, a dementia care facility for persons with Alzheimer's disease and other forms of memory impairment or a skilled nursing facility containing residential units and common facilities.

          "Special Eligible Project" means an Acquisition Project which is a Stabilized Project and has achieved a Debt Service Coverage Ratio of 1.4 to 1.0 for the twelve (12) consecutive months preceding its inclusion in the Borrowing Base as a Special Eligible Project (regardless of whether or not it was previously an Eligible Project in the Borrowing Base), and which has an average Resident Occupancy of 85% or higher for the last six (6) consecutive months.

         "Stabilized Project" means a Facility which has achieved Resident Occupancy of at least 85% for three (3) consecutive months and a Debt Service Coverage Ratio of not less than 1.25 to 1.00 measured for the same three (3) consecutive months including a Facility which was a Development Project which has satisfied the foregoing Resident Occupancy and Debt Service Coverage Ratio requirements.

          "Subordinated Debt" means any indebtedness of a person incurred at any time the repayment of which is subordinated to other indebtedness of such person pursuant to a written agreement and on which interest is chargeable at a fixed rate and specifically including the Guarantor's 5.75% convertible subordinated debentures due October 1, 2002 in the aggregate original principal amount of $138,000,000.

          "Survey" means a plat of the Land for any Facility which clearly designates at least (i) the location of the perimeter of such Land by courses and distances; (ii) the location of all easements, rights-of-way, alleys, streams, waters, paths and encroachments; (iii) the location of all building restriction lines and set-backs however established; (iv) the location of any streets or roadways abutting such Land; and (v) the "as-built" locations of the Improvements located on such Land and the relation of such Improvements by courses and distances to the perimeter of such Land, building restriction lines and set-backs, all in conformity with the Minimum Standard Detail Requirements for Land Title Surveys adopted by the American Congress on Surveying and Mapping (1992 Edition).

          "Synthetic Lease Funded Debt" means any Funded Debt of any lessor that has entered into a synthetic lease with ARC or its Affiliates, but only to the extent that such Funded Debt relates to, is associated with, or is secured by, the property that is subject to such synthetic lease. Notwithstanding the foregoing, Synthetic Lease Funded Debt shall not include such Funded Debt owed or due to Guarantor or any Guarantor's Affiliates.

          "Synthetic Lease Pool" means a group of one or more Synthetic Lease Transactions which have the same Synthetic Lessee or Synthetic Lessees which are affiliated or is a Common Controlled Entity and are cross-defaulted.

          "Synthetic Lease Transaction" means a transaction involving an off-balance sheet transaction of ARC or its affiliates including what is commonly referred to as a synthetic lease

("Synthetic Lease") of a Facility for which costs of construction of the Facility are being financed by a loan by ARCC evidenced by an Assigned Note and which involves certain commitments from the Synthetic Lessee and ARC to build and operate the facility and to finance the remaining costs of constructing and operating the Facility in excess of the ARCC loan.

          "Synthetic Lessee" means the single purpose entity which is the tenant under a Synthetic Lease.

          "Synthetic Lessor" means a single purpose entity which owns property for a Facility or leases such Property under a Ground Lease, and leases such property to a Synthetic Lessee pursuant to a Synthetic Lease and which is the maker of an Assigned Note.

         "Tangible Net Worth" means, at any time, the sum at such time of Net Worth less the total of (a) all assets which would be classified as intangible assets under GAAP, including goodwill, trademarks, trademark applications, trade names, service marks, patent applications and licenses, and deferred charges, (b) pre-opening costs, organizational costs and deferred financing costs, and (c) advances or loans made to or receivables from any unconsolidated affiliates of which the Guarantor owns less than fifty percent (50%) or any stockholder of the Guarantor or any affiliate. All assets classified in the Guarantor's financial statements as leaseholds of Senior Living Facilities or leasehold acquisition costs related to Senior Living Facilities shall be included as tangible assets in the calculation of its Tangible Net Worth.

          "Taxes" means all taxes and assessments whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character (including all penalties or interest thereon), which at any time may be assessed, levied, confirmed or imposed by any Governmental Authority on any Borrower or any of their properties or assets or any part thereof or in respect of any of its franchises, businesses, income or profits.

         "Total Capital" means the sum of Net Worth, Total Funded Debt, Subordinated Debt, the Value of Assets Associated with Contingent Debt and all equity of a joint venture of the Guarantor or any of its subsidiaries whether such joint venture is consolidated or unconsolidated.

         "Total Development Budget" means the development, construction and opening operating expense budget or acquisition and opening operating expense budget for an Eligible Project as reviewed and approved by the Agent.

          "Total Funded Debt" of any Person at any time means the sum, without duplication, at such time of (a) indebtedness for borrowed money or for the deferred purchase price of property or services, (b) any obligations in respect of letters of credit, banker's or other acceptances or similar obligation issued or created for the account of any Person, (c) lease obligations which have been or should be, in accordance with GAAP, capitalized on the books of any Person, (d) all liabilities secured by any property owned by any Person to the extent attached to the Person's interest in such property, even though the Person has not assumed or become liable for the payment thereof, (e) in the case of the Guarantor or any subsidiary, any obligation of the Guarantor or a Commonly Controlled Entity to a Multiemployer Plan, (f) Synthetic Lease

Funded Debt, (g) all liabilities of a joint venture of a Person whether such joint venture is consolidated or unconsolidated, and (h) Contingent Funded Debt, but excluding (i) trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue (as determined in accordance with customary trade practices) or which are being disputed in good faith by the Guarantor or any subsidiary and for which adequate reserves are being provided on the books of a Person in accordance with GAAP, and (ii) Subordinated Debt.

          "Value of Assets Associated with Contingent Debt" means for any period the product of (a) the aggregate pre-tax net income of Guarantor and/or its Affiliates arising from, or out, of any lease(s) or management agreement(s) that is entered into by Guarantor or its Affiliates in connection with any Contingent Funded Debt, multiplied by (b) the contingent value multiplier. As used herein, "contingent value multiplier" means either (x) eight (8), or (y) if such lease or management agreement does not, at the time of measurement, have a remaining term of at least twelve years, the product obtained by multiplying (i) eight (8), by (ii) a fraction, the numerator of which is the number of years of the remaining term, and the denominator of which is twelve
(12).

         "Wholly Owned Subsidiary" or "Wholly Owned Subsidiaries" means one or more subsidiaries, directly or indirectly, 100% owned by ARC or ARCC which is or has been created for the sole purpose of acquiring or constructing and owning and operating a Facility.

         Section 1.2  Accounting Terms and Other Definitional Provisions

         Unless otherwise defined in this Agreement, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined in this Agreement, and accounting terms only partly defined in this Agreement, to the extent not defined, shall have the respective meanings given to them under GAAP. Unless otherwise defined in this Agreement, all terms used in this Agreement which are defined by the Texas Uniform Commercial Code shall have the same meanings as assigned to them by the Texas Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, Section, subsection, schedule and exhibit references are references to sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used in this Agreement, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Any reference to Land, the Improvements or the Property shall mean all or any portion of each of the foregoing, respectively unless the context indicates that such terms refer to an individual Facility. Reference to any one or more of the Financing Documents and any of the Financing Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

                                   ARTICLE II

                                   BORROWING

         Section 2.1  The Loan

                  (a) The Lenders agree to lend to the Borrowers pursuant to the terms and conditions of this Agreement and the Borrowers agree to borrow on a revolving basis from the Lenders from time to time a principal amount (the "Loan") not to exceed at any time outstanding the lesser of (i) the Credit Facility Committed Amount, or (ii) the Borrowing Base.

                  (b) The obligation of the Borrowers to repay the Loan shall be evidenced by certain promissory notes dated June 8, 1999 or October 1, 1999 payable to the respective Lenders in the form attached hereto as EXHIBIT A and such other promissory notes which may be executed by the Borrowers in the future payable to the Lenders in substantially the form set forth in EXHIBIT A (as amended, restated, substituted, extended, renewed and otherwise modified from time to time, individually, a "Note" and collectively the "Notes"). ARC shall be a co-maker of the Notes but shall not be included in the term "Borrower" for purposes of the terms and conditions, representations and warranties and covenants set forth in this Agreement. ARC shall remain the Guarantor. Each Note shall bear interest and shall be repaid by the Borrowers in the manner and at the times set forth in such Note and this Agreement.

                  (c) The conditions precedent for making an advance under the Loan shall be as set forth in this Agreement. Sums borrowed and repaid may be readvanced under the terms and conditions of this Agreement.

                  (d) Not more frequently than twice monthly, but at least quarterly, the Borrower will prepare a Borrowing Base Report (each a "Borrowing Base Report") in the form attached hereto as EXHIBIT B which must be certified by ARC and ARCC on behalf of the Borrowers calculating the Borrowing Base and listing for each of such Eligible Project (i) the applicable Deed of Trust Lien Amount or the maximum principal sum of an Assigned Note, (ii) the status of such Eligible Project as a Development Project (including whether or not it is an Expansion Project), an Acquisition Project or a Stabilized Project, (iii) the Costs Incurred to Date, as described in the applicable Total Development Budget, (iv) the length of time such Eligible Project has been under construction (if applicable), and (v) such Eligible Project's status as of the most recent reporting date as a Pool A Project, Pool B Project or Pool C Project. The Borrowing Base Report will be reviewed, verified and approved by the Agent based on the outcome of the cost verification procedures hereinafter described, appraisals obtained by the Agent and other information on the Eligible Projects provided by the Borrowers or obtained by the Agent. The Borrowing Base shall be computed based on the Borrowing Base Report most recently received and accepted by the Agent. In the event the Borrowers shall fail to furnish other current reports or information as required, or in the event the Agent believes that a Borrowing Base Report is no longer accurate, the Agent may, in its sole and absolute discretion exercised from time to time and without limiting its other rights and remedies under the Financing Documents, upon notice to the Borrowers and the expiration of a cure period of five (5) Banking Days, designate any Eligible Project as a Pool C Project or suspend the making of or limit advances under the Loan. The Borrowing Base shall be subject to appropriate reduction as a result of the following events: (i) the release of an Eligible Project from the lien of the applicable Deed of Trust or the release or repayment (in part or whole) or cancellation of any Assigned Note applicable to an Eligible Project; (ii) the change of any Eligible Project's status as a Pool A Project or Pool B Project to a Pool B Project or Pool C Project, respectively, since the date of the most recent Borrowing Base Report, as determined by the Agent; or (iii) the diminution in the value of an Eligible Project based upon an appraisal obtained pursuant to Section 7.27Appraisals The Borrowing Base shall be subject to appropriate increase as a result of the following events: (i) the addition of an Eligible Project; (ii) an increase in the verified Costs Incurred to Date as determined by the Agent during the period since the last Borrowing Base Report; (iii) an increase in the principal amount outstanding under any Assigned Note; or (iv) the change of an Eligible Project's status as a Pool B Project or Pool C Project to a Pool A Project since the date of the most recent Borrowing Base Report, as determined by the Agent. No Eligible Project may remain in the Borrowing Base for more than a period of thirty (30) full calendar months; however, such Eligible Project will remain as Collateral unless released in accordance with this Agreement.

                  (e) No advances may be made or be outstanding under the Credit Facility until and except during such times as eighty-five percent (85%) of the Principal Sum outstanding is supported by availability in the Borrowing Base from Pool A Projects. At any time fewer than eighty-five percent (85%) of the Eligible Projects in the Borrowing Base are Pool A Projects, a breach of this covenant may be cured by immediately paying down the Loan sufficiently so that availability under the Borrowing Base from Pool A Projects is equal to at least eighty five percent (85%) of the Principal Sum outstanding or by adding additional Pool A Projects to the Borrowing Base.

                  (f) For purposes of determining Costs Incurred to Date, each Total Development Budget may include the cost of (i) the acquisition by the applicable Borrower of the Land which is the site of such Facility or, in the case of an Acquisition Facility, the Land and the Facility's Improvements including the purchase price paid and expenses incurred in connection with the due diligence for and the closing of such acquisition; (ii) the construction on the Land of a Facility which is not an Acquisition Facility; (iii) marketing, staffing and similar pre-opening expenses; and (iv) an Operating Reserve.

                  (g) The Borrowers shall furnish to the Agent such schedules, certificates, lists, records, reports, information and documents as required by the Agent from time to time so that the Agent may, in its reasonable discretion, determine the Borrowing Base.

                  (h) If at any time the aggregate principal amount of the Loan outstanding exceeds the Borrowing Base, a borrowing base deficiency ("Borrowing Base Deficiency") shall exist. Each time a Borrowing Base Deficiency exists, the Borrowers shall within three (3) Banking Days of notice thereof from the Agent either pay the amount of the Borrowing Base Deficiency and/or add Eligible Projects (such that after such addition the requirements of Section
2.1 (e) and 7.2.1 are satisfied) to increase the Borrowing Base to an amount which is at least equal to the aggregate principal amount outstanding under the Loan.

         Section 2.2  Procedure for Advances

                  (a) The Agent will make advances not more frequently than twice during each month upon receipt of a written request from the Borrowers in the form of borrowing request attached hereto as Exhibit C (each a "Requisition", and collectively, the "Requisitions").

                  (b) Each Requisition is subject to the Agent's determination that after giving effect to such Requisition, the outstanding principal balance of the Loan will not exceed the lesser of the then applicable Credit Facility Committed Amount or the Borrowing Base. Each advance under the Loan shall be in an amount of not less than $1,000,000, and in increments of $100,000 in excess thereof. Advances shall be requested by the Borrower in writing by 10:00 A.M. (Houston time) not less than five (5) Banking Days prior to the Banking Day on which the funds will be advanced. The Agent shall have no obligation to make any advance if at the time such advance is requested and/or is proposed to be funded, there exists a Default or an Event of Default under any Financing Document.

                  (c) Unless the Agent shall have received notice from a Lender prior to the date on which such Lender is to provide funds to the Agent for an advance to be made by such Lender that such Lender will not make available to the Agent such funds, the Agent may assume that such Lender has made such funds available to the Agent on the date of such advance in accordance with the terms of the Agency Agreement and the Agent in its sole discretion may, but the Agent shall not be obligated to, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount.

                  (d) In addition, if the Agent has reason to believe a Default or an Event of Default has occurred, each Borrower hereby irrevocably authorizes the Lenders to make advances of the Loan at any time and from time to time, without further request from or notice to any Borrower, which the Lenders, in their sole and absolute discretion, deem necessary or appropriate to protect the Lenders' interests under this Agreement or otherwise, including, without limitation, advances of the Loan made to cover interest on the Loan, fees, and/or Enforcement Costs, prior to, on, or after the termination of this Agreement, regardless of whether the aggregate amount of the advances of the Loan which the Lenders may make hereunder exceeds the Credit Facility Committed Amount. The Lenders shall have no obligation whatsoever to make any advance under this subsection and the making of one or more advances under this subsection shall not obligate the Lenders to make other similar advances. Any such advances will be evidenced by the Notes and secured by the Collateral and the Deeds of Trust or the Assigned Notes.

                  (e) Any advance under the Loan to be used to reimburse ARCC for any portion of an advance under an Assigned Note shall also comply with any requirements for an advance under the Note Collateral and no default shall have occurred and be continuing under the Assigned Note regardless of whether any applicable cure period has expired in connection with such default.

         Section 2.3  Fees

         The Borrowers shall pay to the Agent the fees described in the Fee Agreement between the Borrowers and the Agent dated June 8, 1999 or in any other supplementary agreement regarding fees.

         Section 2.4  Interest Rate Matters

                  2.4.1    Lender Tax Adjustment.

         Each payment made by the Borrowers under the Notes shall either (i) be exempt from, and be made without reduction by reason of, any Lender Tax or (ii) to the extent that any such payment shall be subject to any Lender Tax, be accompanied by an additional payment by the Borrowers of such amount as may be necessary so that the net amount received by each Lender (after deducting all applicable Taxes) is the same as such Lender would have received had such payment not been subject to such Lender Tax. Upon any payment of Lender Tax by the Borrowers, the Borrowers shall promptly (and in any event within 30 days) furnish to the Agent and applicable Lender or Lenders such tax receipts, certificates an other evidence of such payment as the Borrowers may have or the Agent or the applicable Lender or Lenders may reasonably request.

                  2.4.2    Inability to Determine Eurodollar Rate.

         In the event that the Agent determines (which determination shall be conclusive absent manifest error) that, by reason of circumstances affecting the London interbank market, quotation of Eurodollar Rates for any portion of the Notes are not being provided in the relevant amounts or for the relevant maturities for the purpose of determining a Eurodollar Rate for any portion of the Principal Sum, the Agent will give notice of such determination to the Borrowers and each Lender at least one day prior to the date of an advance or any subsequent Eurodollar Period for the Loan. If any such notice is given, no Lender shall have any obligation to make any advance or maintain any principal sum outstanding at a Eurodollar Rate. Until the earlier of the date any such notice has been withdrawn by the Agent or the date when the Lenders and the Borrowers have mutually agreed upon an alternate method of determining the rates of interest payable on the Loan, as the case may be, the Borrowers shall not have the right to have additional advances or maintain any portion of the Credit Facility at a Eurodollar Rate and interest shall accrue on all sums then outstanding under the Notes and on any additional advances at the fluctuating prime rate of interest established and declared by the Agent from time to time (the "Prime Rate") and shall be adjusted immediately and contemporaneously with any change in the Prime Rate. Interest accruing at the Prime Rate shall be computed for the actual number of days which have elapsed from the date of each advance at the Prime Rate or the date of conversion to the Prime Rate on the basis of a 360-day year. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Agent to borrowers.

                  2.4.3    Illegality.

         Notwithstanding any other provision of the Financing Documents to the contrary, in the event that it shall become unlawful for any Lender to obtain funds in the London interbank market or for such Lender to maintain the Loan at the Eurodollar Rate, then, by written notice to the Borrowers and to the Agent, such Lender may declare that advances will not thereafter be made or the Loan maintained by such Lender hereunder at the Eurodollar Rate, whereupon the Lenders and the Borrowers shall mutually agree upon an alternate method of determining the rates of interest payable on the Loan or interest shall immediately commence to accrue at the Prime Rate as provided in Section 2.4.2.

                  2.4.4    Increased Costs and Reduced Return.

                  (a) If any event shall occur (whether in the form of a reserve requirement (not included in the definition of the Eurodollar Rate), exchange control regulations, governmental charges, compliance with any guideline or request from any central bank or other Governmental Authority, changes in the London interbank market or the position of any Lender in such market or otherwise) and the result of any such event is, in such Lender's reasonable judgment, to increase the costs which such Lender determines are attributable to its making or maintaining the Loan at the Eurodollar Rate, or its obligation to make available the Loan at the Eurodollar Rate or to reduce the amount of any sum received or receivable by such Lender under the Note, then, within ten (10) days after demand by such Lender, the Borrowers hereby agree to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

                  (b) In addition to any amounts payable pursuant to Section
2.4.2 if any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards," or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any central bank or other Governmental Authority, charged with the enforcement or interpretation or administration thereof, or compliance by such Lender (or any lending office of such Lender) or such Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of its making or maintaining the Loan or its incurring any obligations under this Agreement to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then, upon demand by such Lender, the Borrowers hereby agree to pay to such Lender from time to time such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

                  (c) If any Lender shall seek payment of any amounts from the Borrowers pursuant to this Section or under Section 2.4.2, it shall notify the Borrowers and the Agent of the amount payable by the Borrowers to such Lender hereunder. A certificate of such Lender seeking payment setting forth in reasonable detail the factual basis for and the computation of the amount specified, shall be conclusive and binding on all parties for all purposes, absent manifest error, as to the amounts owned. The Borrowers' obligations under this Section shall survive the termination of this Agreement and the repayment of the Obligations.

         Section 2.5  Change in Basis Point Spread

         Any change in the Interest Rate Margin based on a change in the Collateral Value Ratio and (b) the definition of Interest Rate Margin shall take effect one (1) Banking Day following the closing on any Eligible Project which has the effect of changing the Collateral Value Ratio. The Agent will promptly advise the Lenders of the planned closing on any Eligible Project which will change the applicable Interest Rate Margin. Effective retroactively to September 30, 1999 until such time as the Collateral Value Ratio is reduced to 65% or lower, the Interest Rate margin shall be 235 basis points. Anything contained herein to the contrary notwithstanding, although any change in Interest Rate Margin will be immediately applicable to any advance of the Loan made in connection with the closing on Eligible Project which would change the Interest Rate Margin; however, the Interest Rate Margin applicable to the previously outstanding balance will not be reset until the end of a Eurodollar Period.

         Section 2.6  Extensions

         Provided that no Event of Default has occurred and is then continuing, at any time not later than sixty (60) days nor earlier than one hundred twenty
(120) days prior to the Revolving Credit Expiration Date or any anniversary of the Credit Facility Closing, the Borrowers may request that the Agent and the Lenders, in their sole discretion, may agree to extend the Revolving Credit Expiration Date one or more times for a period of twelve (12) months each. The Agent and the Lenders shall respond to such request within sixty (60) days.

                                  ARTICLE III

                                   COLLATERAL

         Section 3.1  Collateral

         As security for the payment of any and all of the Obligations and for each Borrower's performance of, and compliance with, all of the terms, covenants, conditions, stipulations and agreements contained in the Financing Documents, each Borrower hereby assigns, grants and conveys to the Lenders, and agrees that the Lenders shall have, to the extent permitted by law a perfected, continuing security interest in, all of the Collateral. Each Borrower further agrees that the Lenders shall have in respect of the Collateral all of the rights and remedies of a secured party under the Texas Uniform Commercial Code and the Uniform Commercial Code of those other states in which the Facilities are located, whichever is applicable, and under other applicable Laws as well as those provided in this Agreement. Each Borrower covenants and agrees to execute and deliver such financing statements and other instruments and filings as are necessary in the opinion of the Agent to perfect such security interest. Notwithstanding the fact that the proceeds of the Collateral constitute a part of the Collateral, no Borrower may dispose of the Collateral, or any part thereof, other than in the ordinary course of its business except nothing herein shall permit the Borrower to dispose of Collateral to the extent otherwise expressly limited by this Agreement or other Financing Documents.

         Section 3.2  Eligible Projects

         The Borrowers may from time to time with the consent of the Lenders designate a Facility owned by a Borrower or a Synthetic Lease Transaction as an Eligible Project to be included in the Borrowing Base pursuant to the terms hereof. The Facilities which are then Eligible Projects shall be listed on any future Borrowing Base Report. The Obligations shall be secured by all of the following property and assets of each Borrower, each Synthetic Lessee, ARC or any Affiliate, wherever situated with regard to each of the Eligible Projects:
(a) a Deed of Trust on the fee simple interest held by the applicable Borrower in the premises of such Eligible Project and all other Improvements now or hereafter located thereon; or an assignment of an Assigned Note and the related Note Collateral pertaining to such Eligible Project which is the subject of a Synthetic Lease Transaction; provided that ARC will provide to the Agent for the benefit of the Lenders as additional Collateral for the applicable Assigned Note a first lien deed of trust on its fee ownership of any Eligible Project that is the subject of a Ground Lease in connection with a Synthetic Lease Transaction (each a "Fee Interest Deed of Trust" as it may from time to time be amended, restated or substituted); (b) a first lien security interest in all fixtures, building materials and all other machinery, equipment and other personality used or installed by any Borrower or the Synthetic Lessors or Synthetic Lessees on the premises of such Eligible Project or in the Improvements constructed thereon; and (c) all of the other Collateral relating to such Eligible Project. In connection with a Synthetic Lease Transaction the collateral described in (b) and (c) above may be assigned through and in connection with the assignment to the Agent of the Note Collateral. The Borrowers may obtain the release of an Eligible Project and all Collateral associated therewith from the liens of the applicable Deed of Trust or assignment of Assigned Note, Collateral Assignments, Security Documents and other Financing Documents at any time provided no Default or Event of Default has occurred and is continuing or would occur as a result of such release and provided that the provisions of Section 2.1 (c) and Section 7.2.1 are satisfied and provided that the Borrowers pay any resulting Borrowing Base Deficiency before or contemporaneously with any such release.

         Section 3.3  Note Assignment

         In connection with each assignment of an Assigned Note, the Assigned Note shall be endorsed and delivered to the Agent, the assignment of the Assigned Note and the Note Collateral shall be recorded in the applicable land records and financing statements describing the Assigned Note and the Note Collateral shall be filed in the appropriate recording offices.

         Section 3.4  Guaranties

         The Obligations are the subject of the Guaranty Agreement executed and delivered by the Guarantor in favor of the Lenders and of one or more Completion Guaranties which may from time to time be executed and delivered by the Guarantor.

         Section 3.5  Collateral for Obligations

         Each Borrower acknowledges that it is the intention of the Borrowers that the Collateral and all the Deeds of Trust be security for all of the Obligations, both those now existing and those hereafter created or incurred by future loans, advances, extensions of credit or otherwise and whether or not currently contemplated by the Borrowers and/or the Lenders on or about the date hereof.

         Section 3.6  Costs

         The Borrowers agree to pay on demand, to the fullest extent permitted by applicable laws, all reasonable fees, commissions, costs, charges, travel expenses and other expenses incurred by the Lenders, or any of them, in connection with the review of information relating to Facilities or the taking, perfection, preservation, protection and/or release of any security interest or lien on any of the Collateral or Deeds of Trust, including, but not limited to, reasonable fees and expenses of counsel for the Agent and any other Lender, appraisal fees, fees of Inspecting Engineers, fees and charges for surveys, environmental audits, examination of title of each of the Eligible Projects and mortgagee title insurance thereon, insurance and bond premiums, mortgage taxes, transfer taxes and all recording fees and charges. The foregoing notwithstanding, the Borrowers shall not be obligated to pay the travel expenses of the Lenders with the exception of travel expenses incurred in connection with (a) an initial site inspection, (b) a site inspection upon completion of any construction and (c) travel related to any enforcement actions following the occurrence of an Event of Default.

                                   ARTICLE IV

                          GENERAL FINANCING PROVISIONS

         Section 4.1 Conditions Precedent to Credit Facility Closing and Addition of Eligible Projects

         The following requirements, along with the applicable requirements set forth in Section 4.2, Section 4.3 or Section 4.4, shall be conditions precedent to the Credit Facility Closing or to the addition of an Eligible Project to the Borrowing Base (a "Facility Closing"):

                  (a) The Notes, this Agreement, the Guaranty, or the assignments of any applicable Assigned Notes and the related Note Collateral (the "Synthetic Lease Assignment"), the other Security Documents and the other Financing Documents in connection with the Loan shall have been properly executed and delivered to the Agent. Any applicable Deeds of Trust or Synthetic Lease Assignments shall have been acknowledged and recorded in the appropriate public office or delivered to a representative of the title company for recording, and payment shall have been made for all conveyancing and recording in connection with the settlement of the Loan, and for any transfer or documentary stamp taxes due under any federal, state or municipal law.

                  (b) The Agent shall have received and approved a copy of each Borrower's and the Guarantor's fully executed by-laws, and a certified copy of the charter or other organizational documents or, for a Facility Closing, a certificate of no changes therein since the Credit Facility Closing. In connection with the addition of an Additional Borrower or a new Assigned Note, the Agent shall have received and approved copies of all organizational documents for such Additional Borrower or the applicable Synthetic Lessor and Synthetic Lessee, including certified copies of all documents on record with the state in which such entity is organized.

                  (c) The Agent shall have received and approved certificates executed by an authorized officer of each Borrower certifying as to the validity of the resolutions of the boards of directors of such Borrower and the Guarantors authorizing the execution and delivery of the Financing Documents and consenting to the Loan and similar resolutions of any Additional Borrower.

                  (d) The Agent shall have received and approved a current certificate of good standing and, if applicable, a certificate of authority to do business in the state where each Eligible Project is located for the applicable Borrower and, if applicable, for the Synthetic Lessor and Synthetic Lessee and in connection with the addition of an Additional Borrower a certificate of good standing, a certificate of authority to do business in the state where such Eligible Project is located or certificate of fact from the state in which any Additional Borrower is formed. The foregoing notwithstanding the Agent may agree in its sole discretion to accept certificates of good standing and certificates of authority to do business which are not current, which were provided in connection with the closing of a Synthetic Lease Transaction.

                  (e) The Agent shall have received and approved an opinion of counsel for the Borrowers as to each Borrower's good standing, form, power and authority and as to the validity, binding effect and enforceability of the Financing Documents. In connection with any Synthetic Lease assignment, the Agent may require that the law firm which gave the opinions of counsel in connection with the closing of a Synthetic Lease Transaction either bring such opinions current and/or re-address them to the Agent on behalf of the Lenders or issue a letter to the Agent on behalf of the Lenders confirming that the Lenders may rely upon the opinion previously given and advising of any material changes in the applicable law since the prior opinion. The Agent may also require an opinion of counsel for the Borrowers that the Synthetic Lease is a lease and not an equitable mortgage. The Agent may also require an opinion of local counsel for the Borrowers confirming that any Security Document including an assignment of an Assigned Note and Note Collateral be in proper form and enforceable under the law of the applicable jurisdiction.

                  (f) The Agent shall have received a properly executed Additional Borrower Joinder Supplement from any Additional Borrower.

                  (g) The Borrowers shall provide the Agent with the Management Agreement entered into by a Borrower or a Synthetic Lessor and/or Synthetic Lessee with the Management Company. The terms and provisions of the Management Agreement shall be fully approved by the Agent prior to the Credit Facility Closing.

                  (h) The Agent shall have received and approved a guaranty by ARC of the operating deficits of any Eligible Project; provided, however, that in connection with a Synthetic Lease Transaction, provisions for funding of operating deficits shall be evidenced by the inclusion of such operating deficits in the applicable Total Development Budget and the agreement of ARC in favor of the Synthetic Lessee to fund operating deficits in excess of those the Synthetic Lessee has agreed to fund so long as such Synthetic Lease is collaterally assigned to secure an Assigned Note.

                  (i) At the time the Borrowers request the consent of the Agent to the inclusion of a Facility as an Eligible Project, the Borrowers shall have advised the Agent of the following information regarding the proposed new Eligible Project (i) the type and tradename of the Facility, (ii) its status as a Development Project, an Acquisition Project or a Stabilized Project, (iii) whether it is an Expansion Project, (iv) the stage of construction of any Facility under construction, (v) the location of the Facility including street address, city, county and state, (vi) the name of the entity which owns the Facility and its relationship to ARC or any Borrower, and
(vii) whether a Synthetic Lease is or will be applicable to the Facility. The Lenders will determine whether the Facility will be added as an Eligible Project to the Borrowing Base in accordance with the provisions of this Agreement.

                  (j) the Agent shall have received a certified financial statement in form and detail satisfactory to the Agent regarding any Additional Borrower.

                  (k) The Agent shall have a period of not less than thirty
(30) days to review a Facility and decide whether to permit its inclusion in the Borrowing Base.

                  (l) The Agent shall have received other information (actual or projected as applicable) regarding each Facility, including the number of units, types of units, payor mix or rate schedule.

                  (m) No Eligible Project that is not a Completed Project may be added to the Borrowing Base if the maximum availability which could be added to the Borrowing Base thereby would cause the maximum possible availability under the Borrowing Base to exceed the then applicable Credit Facility Committed Amount and no Eligible Project may be added to the Borrowing Base if it would cause a default under Section 7.2.5 (Percentage of Stabilized Projects).

         Section 4.2 Additional Conditions Precedent to Accepting an Eligible Project That is Under Construction or to be Constructed:

         The following requirements, along with applicable requirements of and , shall be conditions precedent to a Facility Closing for an Eligible Project that is under construction or to be constructed:

                  (a) The Facility Closing shall have been completed.

                  (b) The Agent shall have received a certificate of authority to do business for the applicable Borrower in the jurisdiction where such Eligible Project is located.

                  (c) The Total Development Budget for such Eligible Project shall have been reviewed and approved in writing by the Agent. Each Total Development Budget for a Development Project under construction or to be constructed shall include (A) a project summary describing such proposed Eligible Project in reasonable detail, (B) a detailed construction cost estimate and a two-year estimated cash flow analysis (or such longer period as is necessary to include at least twelve (12) complete calendar months of full stabilized operation), (C) other cost, feasibility, demographic and marketing information and analysis with respect to such Eligible Project, (D) a five percent (5%) of "hard" costs included in the contingency line item; and (E) an operating deficit/working capital category sufficient to equal the higher of the amount set forth in the Borrower's Pro Forma Operating Statement or the amount the Agent or its consultants believe such working capital requirements should be; and all such material shall be satisfactory in all respects to the Agent, in its sole discretion. Such Total Development Budget shall demonstrate to the Agent's satisfaction that the Eligible Project qualifies and is likely to continue to qualify as a Pool A Project. Such review for a Facility to be constructed or under construction shall include a review of the Plans and Specifications by an inspecting engineer selected by the Agent to verify that the Improvements can be constructed for the amount set forth in the Total Development Budget.

                  (d) The Pro Forma Operating Statement for such Eligible Project shall have been reviewed and approved in writing by the Agent. Each Pro Forma Operating Statement shall demonstrate to the Agent's satisfaction in its sole discretion that the Eligible Project is likely to qualify and continue to qualify as a Pool A Project.

                  (e) The Agent shall have received (A) a paid policy of title insurance (American Land Title Association Standard Form "B" Loan Policy-Current Edition) covering the Facility or a valid and enforceable commitment to issue the same, together with such reinsurance agreements and direct access agreements as may be required by the Agent and/or endorsements to policies issued to the Agent in connection with the Credit Facility Closing, or
(B) an endorsement(s) to the Agent on behalf of the Lenders of the policy or policies of insurance issued to the applicable Borrower as lender under a Synthetic Lease Transaction and including such additional endorsements as the Agent may require in connection with the Synthetic Lease assignments in the dollar amount agreed upon by the Agent from a title insurance company acceptable to the Agent and which may be endorsed or assigned to the successors and assigns of the Lenders and to additional Lenders without additional cost, insuring the liens of the Deeds of

Trust or the Note Collateral, as applicable, to be valid first liens on the Facility, free and clear of all defects, exceptions and encumbrances except such as the Agent and its counsel shall have approved and with such endorsements as Agent may require but without a creditor's rights exception and (unless otherwise agreed by the Agent) containing affirmative insurance against mechanic's liens.

                  (f) The Agent shall have received advice, in form and substance and from a search company or other source satisfactory to the Agent, to the effect that a UCC, judgment and tax lien search of the applicable public records discloses no conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements filed or recorded against the Facility except such as the Agent shall have approved.

                  (g) The Agent shall have received ACORD Evidence forms evidencing all policies of insurance required by the terms hereof and by the other Financing Documents to be in effect from a company or companies and in form and amount satisfactory to the Agent, including without limitation, flood insurance (in the amount required by the applicable Deed of Trust or Note Collateral or evidence that flood insurance is not available or otherwise required with respect to the Facility), and with mortgagee and loss payee provisions in favor of the Agent for the benefit of the Lenders, together with written evidence, in form and substance satisfactory to the Agent, that all fees and premiums due on account thereof have been paid in full.

                  (h) The Agent shall have received and approved an appraisal of the Facility meeting the requirements set forth herein.

                  (i) The Agent shall have received from the Borrowers a complete set of the Plans and Specifications for the Facility signed and sealed by the architect, together with written evidence, in form and substance satisfactory to the Agent, to the effect that the Plans and Specifications are satisfactory to the Borrowers or the Synthetic Lessor and Synthetic Lessee, as applicable, the General Contractor, the Inspecting Engineer and, to the extent required by applicable law or any effective restrictive covenant, have been approved by all Governmental Authorities having or claiming jurisdiction and by the beneficiary of any such restrictive covenant, respectively.

                  (j) The Agent shall have approved the General Contractor for any Eligible Project under construction or to be constructed. The Agent shall have received and approved a fully executed copy of the applicable fixed-price Construction Contract and the Architect's Contract as well as any information regarding the General Contractor or the Architect which the Agent has requested. The Agent shall have received a dual obligee payment and performance bond or letter of credit for the account of each General Contractor or other evidence of satisfactory credit of the General Contractor.

                  (k) The Agent shall have received and approved a copy of a current Survey of the Land certified to the Agent and to the title insurance company.

                  (l) The Agent shall have received and approved a site plan for the Improvements approved by all appropriate Governmental Authorities.

                  (m) The Agent shall have received from the Borrowers written evidence, in form and substance satisfactory to the Agent, from all Governmental Authorities having or claiming jurisdiction to the effect that all building, construction and other permits required in connection with the development of the Land and the construction of the Improvements have been validly issued, that all fees and bonds required in connection therewith have been paid in full or posted, as the circumstances may require, and that the Improvements meet zoning requirements and all sewer and storm drain requirements.

                  (n) The Agent shall have received and approved a report setting forth a construction progress schedule in form and substance satisfactory to the Agent, calling for the completion of the Improvements by a date no later than the end of the applicable Maximum Construction Period, which Maximum Construction Period must be acceptable to the Agent.

                  (o) If construction work of any kind has commenced upon the Land or materials have been placed or stored upon the Land prior to the recordation of the Deed of Trust among the Land Records where the Land is located, the same shall be fully insured against by the title insurance company.

                  (p) The Agent shall have received and approved evidence that the applicable General Contractor carries public liability and property damage insurance and workers' compensation insurance in form and amounts and issued by companies acceptable to the Agent.

                  (q) The Agent shall have received and approved a Phase I environmental audit of the applicable Facility prepared by a person or firm acceptable to the Agent.

                  (r) The Agent shall have received evidence acceptable in all respects through certification by the Architect or other source acceptable to the Agent that the applicable Improvements, when constructed, will comply with all legal requirements regarding access and facilities for handicapped or disabled persons, including, without limitation and to the extent applicable to assisted living facilities (or, if applicable, independent living facilities), The Federal Architectural Barriers Act (42 U.S.C. ss. 4151 et seq.), The Fair Housing Amendments Act of 1988 (42 U.S.C. Section 3601 et seq.), The Americans With Disabilities Act of 1990 (42 U.S.C. ss. 12101 et seq.), The Rehabilitation Act of 1973 (29 U.S.C. ss. 794) and any applicable state statutes relating to access and facilities for handicapped or disabled persons.

                  (s) The Agent shall have received and approved soil reports demonstrating that the soil conditions of the Property are suitable for construction of the Improvements, which reports shall include evidence to the Agent's satisfaction that there are no hydric soils on the Land.

                  (t) The Agent shall have received and approved copies of any executed Material Leases of the applicable Facility or of any portion thereof and subordination and attornment agreements acceptable to the (with non-disturbance provisions if acceptable to the Agent) from each.

                  (u) The Agent shall have received and approved an opinion of Borrowers' outside or in-house regulatory counsel regarding licensing requirements and the transferability of Licenses and an opinion of local counsel in the jurisdiction where the applicable Facility is located on a form provided by the Agent that the Financing Documents applicable to that Facility are enforceable against the Borrowers in accordance with their terms and that neither the making nor the servicing of the Loan will subject the Lenders to a requirement of qualifying to do business or taxation (except ad valorem taxes on the Property) in the state where the applicable Facility is located and that the Loan is not usurious, which opinion must also inform the Agent (i) of the cost and timing of foreclosure; (ii) of any limitations on the Agent's right to obtain, or the amount of, a deficiency judgment; and (iii) the existence of and details surrounding any redemption period enjoyed by the Borrowers following a sale at foreclosure. Each opinion of local counsel will reflect such counsel's understanding of the structure of the Credit Facility as a whole and the enforceability of the documents for each jurisdiction as a part of such Credit Facility structure. In connection with an Assigned Note, the Agent may agree in its sole discretion to accept a letter from the lawyer or lawyers who issued such opinions in connection with the Synthetic Lease Transaction confirming that the Agent and the Lenders may rely upon such existing opinions and advising of any material changes in the applicable law since the issuance of such opinions.

                  (v) With regard to any Facility located in any state having such requirement, the Agent shall have received evidence satisfactory to the Agent that a Certificate of Need has been issued for such Facility.

                  (w) The Agent shall have received and approved any Management Agreement then in place for the Facility.

                  (x) The Agent shall have received and approved a market feasibility study for the Facility satisfactory to the Agent including, but not limited to, information regarding market occupancy rates, proposed and existing competition, monthly rates and a Claritas Senior Life Report (or other source acceptable to the Agent) on the defined market area for the Facility. The market feasibility study may be internally prepared; however, the Agent reserves the right to require the Borrowers to provide a market feasibility study prepared by a third party acceptable to the Agent.

                  (y) The Agent shall have received a copy of any acquisition contract for the Facility.

                  (z) The Agent and/or one or more of the other Lenders shall have inspected the Facility and finds it acceptable.

         Section 4.3 Additional Conditions Precedent to Accepting an Eligible Project That Has Been Constructed or Acquired:

         The following requirements, along with the applicable requirements of
Section 4.1 and Section 4.4 and, shall be conditions precedent to a Facility Closing for an Eligible Project that has been constructed or acquired:

                  (a) The Facility Closing shall have been completed.

                  (b) The Agent shall have received a certificate of authority to do business for the applicable Borrower in the jurisdiction where such Eligible Project is located.

                  (c) The Total Development Budget for such Eligible Project shall have been reviewed and approved in writing by the Agent consistent with the provisions of Section 2.1. Each Total Development Budget shall demonstrate to the Agent's satisfaction in its sole discretion that such Eligible Project will be designated as a Pool A Project.

                  (d) The Pro Forma Operating Statement and recent actual operating statements for any such Eligible Project that is not a Stabilized Project shall have been reviewed and approved in writing by the Agent. Each Pro Forma Operating Statement shall demonstrate to the Agent's satisfaction in its sole discretion that the Eligible Project will qualify and is likely to continue to qualify as a Pool A Project.

                  (e) The Agent shall have received (A) a paid policy of title insurance (American Land Title Association Standard Form "B" Loan Policy-Current Edition) covering the Facility or a valid and enforceable commitment to issue the same, together with such reinsurance agreements and direct access agreements as may be required by the Agent and/or endorsements to policies issued to the Agent in connection with the Credit Facility Closing, or
(B) an endorsement(s) to the Agent on behalf of the Lenders of the policy or policies of insurance issued to the applicable Borrower as lender under a Synthetic Lease Transaction and including such additional endorsements as the Agent may require in connection with the Assigned Note assignments in the dollar amount agreed upon by the Agent from a title insurance company acceptable to the Agent and which may be endorsed or assigned to the successors and assigns of the Lenders and to additional Lenders without additional cost, insuring the liens of the Deeds of Trust or the Note Collateral, as applicable, to be valid first liens on the Facility, free and clear of all defects, exceptions and encumbrances except such as the Agent and its counsel shall have approved and with such endorsements as Agent may require but without a creditor's rights exception and (unless otherwise agreed by the Agent) containing affirmative insurance against mechanic's liens.

                  (f) The Agent shall have received advice, in form and substance and from a search company satisfactory to the Agent, to the effect that a UCC, judgment and tax lien search of the applicable public records discloses no conditional sales contracts, chattel mortgages, leases of personality, financing statements or title retention agreements filed or recorded against the Property except such as the Agent shall have approved.

                  (g) The Agent shall have received ACORD Evidence forms evidencing all policies of insurance required by the terms hereof and by the other Financing Documents to be in effect from a company or companies and in form and amount satisfactory to the Agent, including without limitation, flood insurance (in the amount required by the applicable Deed of Trust or evidence that flood insurance is not available or otherwise required with respect to the Property), and with mortgagee and loss payee provisions in favor of the Agent for the benefit of the

Lenders, together with written evidence, in form and substance satisfactory to the Agent, that all fees and premiums due on account thereof have been paid in full.

                  (h) The Agent shall have received and approved an appraisal of the Facility.

                  (i) The Agent shall have received and approved a copy of a current as-built Survey of the Land certified to the Agent and to the title insurance company.

                  (j) The Agent shall have received and approved a Phase I environmental audit of the applicable Facility prepared by a person or firm acceptable to the Agent.

                  (k) The Agent shall have received evidence acceptable in all respects through certification by the Architect or other source acceptable to the Agent that the applicable Improvements comply with all legal requirements regarding access and facilities for handicapped or disabled persons, including, without limitation and to the extent applicable to assisted living facilities (or, if applicable, independent living facilities), The Federal Architectural Barriers Act (42 U.S.C. ss. 4151 et seq.), The Fair Housing Amendments Act of 1988 (42 U.S.C. ss. 3601 et seq.), The Americans With Disabilities Act of 1990 (42 U.S.C. ss. 12101 et seq.), The Rehabilitation Act of 1973 (29 U.S.C.
Section 794) and any applicable state statutes relating to access and facilities for handicapped or disabled persons.

                  (l) The Agent shall have received and approved copies of any executed Material Leases of the applicable Property or of any portion thereof and subordination and attornment agreements acceptable to the Agent from each.

                  (m) The Agent shall have received and approved an opinion of Borrowers' outside or in-house regulatory counsel regarding licensing requirements and the transferability of licenses and an opinion of local counsel in the jurisdiction where the applicable Facility is located that the Financing Documents applicable to that Facility are enforceable and for the Borrowers that neither the making nor the servicing of the Loan will subject the Lenders to a requirement of qualifying to do business or taxation (except ad valorem taxes on the Property) in the state where the applicable Facility is located and that the Loan is not usurious, which opinion must also inform the Agent (i) of the cost and timing of foreclosure; (ii) of any limitations on the Agent's right to obtain, or the amount of, a deficiency judgment; and (iii) the existence of and details surrounding any redemption period enjoyed by any Borrower following a sale at foreclosure. In connection with as Assigned Note, the Agent may agree in its sole discretion to accept a letter from the lawyer or lawyers who issued such opinions in connection with the Synthetic Lease Transaction confirming that the Agent and the Lenders may rely upon such existing opinion and advising of any material changes in the applicable law since the issuance of such opinions.

                  (n) With regard to any Deed of Trust for a Facility located in any state having such requirement, the Agent shall have received evidence satisfactory to the Agent that a Certificate of Need has been issued for such Facility.

                  (o) The Agent shall have received and approved a copy of the fully executed Management Agreement for the Facility.

                  (p) If requested by the Agent, the Agent shall have received and approved a physical assessment report prepared by a professional acceptable to the Agent (unless the Agent accepts a report prepared by ARC) for any Eligible Project which was not constructed by ARC or which has been completed more than five (5) years.

                  (q) The Agent shall have received a market feasibility study for the Facility satisfactory to the Agent including, but not limited to, information regarding market occupancy rates, proposed and existing competition, monthly rates and a Claritas Senior Life Report (or other source acceptable to the Agent) on the defined market area for the Facility. The market feasibility study may be internally prepared; however, the Agent reserves the right to require the Borrowers to provide a market feasibility study prepared by a third party acceptable to the Agent.

                  (r) The Agent shall have received a copy of any acquisition contract for the Property.

                  (s) If applicable in the state where the Facility is located or unless the Agent has consented to defer receipt thereof in connection with a particular Facility, the Agent shall have received a certificate of occupancy for the Improvements.

                  (t) The Agent shall have received a copy of an operating License for the Facility or other evidence satisfactory to the Agent that the Facility may be lawfully operated as contemplated by the Financing Documents.

                  (u) The Agent shall have received cost reports for the Facility for the preceding two (2) years (if available).

                  (v) The Agent shall have received the most recent licensure and reimbursement survey for the Facility, any statement of deficiencies and the related plan of correction.

         Section 4.4 Additional Conditions Precedent to Accepting a Facility Subject to a Synthetic Lease Transaction as an Eligible Project

         The following requirements, along with applicable requirements of
Section 4.1 and Section 4.2 or Section 4.3, shall be conditions precedent to a Facility Closing for an Eligible Project subject to a Synthetic Lease
Transaction:

                  (a) The Agent shall have received written records satisfactory to the Agent of the disbursement and payment history of and the principal balance outstanding of the Assigned Note.

                  (b) The Agent shall have received and approved the Synthetic Lease and all collateral for and guaranties of the Synthetic Lease. Rent from such Synthetic Lease must be sufficient to pay debt service on its respective Assigned Note or at least on a 1.0 to 1.0 basis.

The Synthetic Lease shall provide that if interest is accruing at the default rate, rent will be increased to cover such increased interest rate.

                  (c) The Agent shall have received and approved all of the other Note Collateral and any and all other documents executed or provided in connection with the Synthetic Lease Transaction.

                  (d) The Agent shall have received and approved estoppel certificates from the Synthetic Lessor regarding the Assigned Note and the Synthetic Lease and related documents, from the Synthetic Lessee regarding the Synthetic Lease and related documents and from ARCC as Lender regarding the Assigned Note, the Note Collateral and related documents.

                  (e) The Assigned Notes with a particular Synthetic Lessee (or Entity under common control with such Synthetic Lessee) will be cross-defaulted with each other. The Assigned Note and Note Collateral will secure all obligations under the Credit Facility. No Synthetic Lessee will enter into a Synthetic Lease Transaction with more than one Synthetic Lessor unless the Agent determines to its satisfaction that such Synthetic Lease Transaction can be cross-defaulted. Neither the Assigned Note nor the Note Collateral will be amended, modified, substituted or cancelled without the Agent's prior written consent. Any prepayment of principal outstanding under an Assigned Note shall be paid to the Agent to be applied to the Obligations.

                  (f) No more than four (4) Synthetic Lease Pools may be included in the Borrowing Base at any one time during the period that the Credit Facility Committed Amount is $75,000,000 or less. One additional Synthetic Lease Pool may be added for each additional $25,000,000 which is added to the Credit Facility Committed Amount.

                  (g) The Borrower which is the payee on each Assigned Note will continue to administer the loan to the applicable Synthetic Lessor including, but not limited to, making advances thereunder, in accordance with the Assigned Note and the loan documents in connection therewith. Such Borrower will comply with and enforce the Assigned Note and the related loan documents in accordance with their written terms. Such Borrower will give the Agent notice of any default under the Assigned Note, the Synthetic Lease, the Note Collateral or any other related documents.

                  (h) The Lender's title insurance policy being assigned as part of the Note Collateral may not include a recharacterization exclusion.

         Section 4.5 Conditions Precedent to Determining Additional Availability Under Borrowing Base

         The Lenders shall not be obligated to include any costs incurred by any Borrower under a Total Development Budget in the calculation of the Borrowing Base unless the conditions described in ,Section 4.1, Section 4.2,
Section 4.3, and/or Section 4.4, as applicable, and the following additional conditions shall have been satisfied to the Agent's satisfaction:

                  (a) Construction cost reports prepared by a construction manager and certified by an officer of ARC showing the percentage of completion and setting forth in trade breakdown form and in such detail as may be required by the Agent, the amounts expended and/or costs incurred for work done and necessary materials incorporated into the Improvements. The cost reports shall also show the percentage of completion of each line item on the Borrowers' cost breakdown approved by the Agent. The Borrowers shall submit with each cost report a statement that the work completed to the date of such cost report is of quality consistent with the applicable Plans and Specifications. In connection with any Assigned Note the cost report shall also include a statement of the principal sum of such Assigned Note advanced to date by ARCC. In addition, at the time of delivery of each cost report by the Borrowers, the Borrowers shall furnish to the Agent such additional information (such as paid receipts, invoices, statements of accounts, etc.) as the Agent may reasonably require to assure that amounts shown in the cost report have been paid by the Borrowers.

                  (b) Cost reports verified by the Agent's Real Estate Loan Administration group during the period since the issuance of the last Borrowing Base Report will be included in the calculation of the next Borrowing Base Report. Unless otherwise agreed to by the Agent and to the extent specifically permitted by the Agent, the process of verification of Requisitions shall confirm the payment by the Borrowers of the following costs and expenses related to the development of the Land and the construction of the Improvements and no others may be included in a Total Development Budget: (i) the payment of interest when due without further authorization or consent of the Borrowers;
(ii) the actual cost of the Land and all labor, services, materials, supervision, construction fees and the like reasonably incurred by the Borrowers in connection with the construction upon the Land of the Improvements in accordance with the Plans and Specifications; (iii) for the actual cost of pre-opening expenses, marketing expenses and operations of the Facility to the extent of operating deficits; (iv) for the actual cost of commitment fees, extension fees, appraisal fees, closing or settlement costs, fees of attorneys, engineers, architects and accountants, insurance and bond premiums, ad valorem real estate taxes and other costs directly related to the development of the Land and the construction, marketing, initial start-up operating of the Improvements; (v) for reasonable development fees to ARC and (vi) for pre-opening fees. Development fees shall be deemed incurred and included in "Costs Incurred to Date" in the following manner: fifty percent (50%) of the development fees paid to ARC shall be deemed incurred at the commencement of the Development Project and the remaining balance shall be deemed incurred in equal quarterly installments earned at the end of each three month period during the projected construction period for a Facility constructed or under construction. Construction management fees paid to third parties shall be deemed incurred and included in "Costs Incurred to Date" in a percentage equal to the approximate percentage of completion of the Facility constructed or under construction.

                  (c) The cost verification procedure hereunder will be administered by the Agent's Real Estate Loan Administration group. Validation of Costs Incurred to Date for Development Projects (including Expansion Projects) under construction or constructed by a Borrower shall be based upon inspections and certifications by or on behalf of the Agent demonstrating that the work included in Costs Incurred to Date shown in the most current reports submitted by the Borrowers has been completed in a manner satisfactory to the Agent and upon verification by the Agent that the Borrowers have paid for the Costs Incurred to Date shown on such requisition. Such inspections shall be performed when construction is approximately one-third and two-thirds completed and at substantial completion of the Improvements; provided, however, that the Agent shall have the right in its sole discretion to conduct or cause to be conducted such inspections at any other time or times. The Lender shall use the information so provided by the Inspecting Engineer to verify that the construction disbursements which have theretofore been made by the Borrowers accurately reflected the amount of construction completed at such times. It shall not be a condition to issuing a new Borrowing Base Report reflecting updated Costs Incurred to Date that the Agent shall have actually received a report of the Inspecting Engineer verifying that the actual construction completed and paid for conforms to the percentage of completion reflected in the Borrowers' reports to the Agent. Rather, it is anticipated that the Agent will use reasonable discretion in scheduling the physical inspections and reports by the Inspecting Engineer so that such reports may be used by the Agent as a periodic verification of the information contained in the Borrowing Base Report; however, with regard to Development Projects, the Agent shall have received confirmation from the Inspecting Engineer of his review and approval of the AIA Form 702/703 referred to in subsection (i) below. The Borrowers shall make arrangements for advance payment or reimbursement by the Borrowers of the fees and expenses of the Inspecting Engineer in making any such physical inspections. In addition:

                           (i)   All reports of costs incurred shall be made on
forms approved by the Agent similar to construction loan requisition forms detailing the purpose and application of the Costs Incurred to Date by Eligible Project at such times as the Borrowers may determine, using (x) as to "hard costs," AIA Form 0702, or such other standardized forms or formats for information typically used by the Borrowers as shall be reasonably acceptable to the Agent accompanied by a cost breakdown, the accuracy of which shall be certified by ARC on behalf of the Borrowers, and (y) as to "soft costs," a standardized request form, containing such information and/or documentation, certified by ARC on behalf of the Borrowers, as the Agent may reasonably require.

                           (ii)  Costs Incurred to Date on Acquisition Projects
will be verified from the settlement sheet signed at the closing of the acquisition and other records deemed acceptable by the Agent. Costs Incurred to Date on Stabilized Projects constructed by the Borrowers will be verified from applicable invoices and other payment records satisfactory to the Agent.

                           (iii) The Borrowers shall furnish the Agent with
lien waivers signed by the general
contractor for all construction work done and materials supplied that are included in the current requisition. Such lien waivers will be in the form of AIA forms G706 and G706A.

                           (iv)  Validation of requisitions will also be
contingent upon receipt of the most current monthly report of title to all Eligible Projects which are under construction or have been completed less than 120 days (or such longer period as the Agent shall deem necessary based on applicable mechanics' lien laws), which must be satisfactory to the Agent. In cases where the Eligible Project is not the subject of a Synthetic Lease Transaction, the Agent shall have received an endorsement which shall have the effect of advancing the effective date of the policy to the date of the increase of the Borrowing Base then being made and increasing the coverage of the policy by an amount equal to the cost report being verified if the policy does not by its terms provide for such an increase. The Agent shall also have received an endorsement to any title policy issued in connection with a Synthetic Lease Transaction each time there is an advance under an Assigned Note.

                           (v) The Borrowers shall deliver to the Agent at
least monthly written evidence of
the principal sum then outstanding under each Assigned Note.

                  (d) No Default or Event of Default shall have occurred and be continuing under any Note or any of the other Financing Documents.

                  (e) No Improvements shall have been materially damaged by fire or other casualty unless the Agent shall have received proceeds of insurance sufficient in the judgment of the Agent to effect a satisfactory restoration of such Improvements in accordance with the terms of the applicable Deed of Trust.

                  (f) The Agent shall have received written evidence, in form and substance satisfactory to the Agent, in its reasonable discretion, to the effect that all work requiring inspection by Governmental Authorities having or claiming jurisdiction has been duly inspected and approved by such authorities and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

                  (g) The representations and warranties made in ARTICLE V of this Agreement shall be true and correct in all material respects on and as of the date of the advance with the same effect as if made on such date.

                  (h) All terms and conditions of the Financing Documents required to be met as of the date of consideration applicable cost report shall have been met to the complete satisfaction of the Agent.

                  (i) In the reasonable judgment of the Agent, all work completed on the applicable Eligible Project under construction at the time of the application for an advance has been performed in a good and workmanlike manner and all materials and fixtures usually furnished and installed at that stage of construction have been furnished and installed. All costs covered by the cost report have been paid by the Borrowers.

                  (j) The Agent shall have determined whether each Eligible Project is a Pool A, Pool B or Pool C Project. Borrowers agree to provide sufficient information to the Agent to permit the Agent to confirm which Eligible Projects fall into each category.

         Section 4.6 Conditions Under Which an Eligible Project is a Completed Project

         The Agent shall verify that an Eligible Project is a Completed Project based on the satisfaction of the following additional conditions:

                  (a) Within sixty (60) days after the issuance of the applicable certificate of occupancy, the Agent shall have received the final "as built" Survey for the applicable Facility.

                  (b) Within sixty (60) days after the issuance of the applicable certificate of occupancy, the Agent shall have received written evidence from the Architect or another qualified third party, in form and substance satisfactory to the Agent, to the effect that the applicable Improvements have been substantially completed in accordance with the applicable Plans and Specifications.

                  (c) The Agent shall have received written evidence, in form and substance satisfactory to the Agent, to the effect that requisite certificates for permanent occupancy or completion of the Improvements have been validly issued.

                  (d) Final waivers of liens of the General Contractor, and, if required by the applicable title insurance company, subcontractors, laborers and material suppliers have been furnished to the Agent or, as to any disputed lien or claim of lien, a bond in form and substance acceptable to the Agent has been provided or other arrangements satisfactory to the Agent have been made.

                  (e) The Agent shall have received a copy of an operating License for the Facility or other evidence satisfactory to the Agent that the Facility may be lawfully operated as contemplated by the Financing Documents.

         Section 4.7  Verification of Operating Reserve Expenditures

         No portion of any costs included in the Operating Reserve shall be verified until both a certificate of occupancy has been issued by the applicable Governmental Authorities and, if applicable to the Facility, an operating License has been issued for the Facility by the appropriate Governmental Authority or Authorities. Advances from the Operating Reserve shall be for the sole purpose of paying a portion of the Debt Service on the Loan or net operating losses as shown on a monthly financial report for such Facility prepared in accordance with the requirements set forth in this Agreement, and certified by the chief financial officer of the applicable Borrower.

         Section 4.8  Assignments of Payments

         Each Borrower agrees not to transfer, assign, pledge or hypothecate any right or interest in any payment or advance due under this Agreement, or any of the other benefits of this Agreement, without the prior written consent of the Agent. Any assignment made or attempted by any Borrower without the prior written consent of the Agent shall be void and of no effect. No consent by the Agent to an assignment by any Borrower shall release such Borrower as a party primarily obligated and liable under the terms of this Agreement unless such Borrower shall be released specifically by the Agent in writing. No consent by the Agent to an assignment shall be deemed to be a waiver of the requirement of prior written consent by the Agent with respect to each and every further assignment and as a condition precedent to the effectiveness of such assignment.

         Section 4.9  Liability of the Lenders

         The Lenders shall in no event be responsible or liable to any person other than the Borrowers for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the General Contractor nor any subcontractor, laborer or material supplier shall have any right or claim against the Lenders under this Agreement or the administration thereof. Neither the Agent, any of the other Lenders nor any Inspecting Engineer shall be responsible or liable for the construction methods or the quality of construction employed in connection with a Facility or for any construction defects but are merely reviewing construction or causing it to be reviewed in connection with the verification of Costs Incurred to Date. Furthermore, all verification of Costs Incurred to Date shall be for the sole benefit of Agent and Lenders and neither any Borrower nor any other third party shall have the right to rely thereon, and it shall be the sole responsibility of the Borrowers and not the responsibility of the Lenders or the Agent to apply any Loan funds to the payment of such costs.

         Section 4.10  Computation of Interest and Fees

         All applicable fees and interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed pursuant to the terms of each Note and interest shall be payable monthly in arrears.

         Section 4.11  Liens; Setoff

         Each Borrower hereby grants to the Lenders a continuing lien and security interest for all the Obligations upon any and all monies, securities, and other property of the Borrowers and the proceeds thereof, now or hereafter held or received by or in transit to, the Lenders, or any affiliate of any of the Lenders, from or for any Borrower, and also upon any and all deposits (general or special) and credits of such Borrowers with any of the Lenders, if any, at any time existing. During the continuance of any Event of Default under this Agreement, each Lender is hereby authorized by each Borrower at any time and from time to time, without notice to any Borrower, to set off, appropriate and apply any or all items hereinabove referred to against all Obligations then outstanding.

         Section 4.12  Payment and Performance of Obligations

         The payment and performance by the Borrowers of the Obligations shall be absolute and unconditional, irrespective of any defense or any rights of set-off, recoupment or counterclaim any Borrower might otherwise have against the Lenders, or any of them, and the Borrowers shall pay absolutely net all of the Obligations, free of any deductions and without abatement, diminution or set-off; and until payment in full of all of the Obligations, the Borrowers:
(a) will not suspend or discontinue any payments provided for in the Notes, (b) will perform and observe all of their other agreements contained in this Agreement, including (without limitation) all payments required to be made to the Agent, and (c) will not terminate or attempt to terminate this Agreement or any of the other Financing Documents to which the Borrowers, or any of them, are a party for any cause.

         Section 4.13  Payments to Others for the Account of the Borrowers

         At the option of the Agent and without any request from any Borrower, and without waiving any of its rights hereunder, the Agent may do the following:

                  (a) Elect to cure or avoid any default by any Borrower under the Financing Documents by applying amounts due hereunder or advancing the Lenders' own funds to the satisfaction of the conditions of the Financing Documents and any amounts so applied shall be part of the Loan and shall be secured by the Deeds of Trust and the other Collateral. The Agent agrees to endeavor to give the Borrowers notice of any such payment or performing such act and the amount of any payment whether prior to or contemporaneously with its making such payment or performance of such act; provided, however, that failure to give such notice shall not constitute a waiver by the Lenders of, or constitute a defense to, any of the rights of the Lenders under this Agreement, or the Deeds of Trust, including (without limitation) the right of the Lenders to repayment of the amount of such payment.

                  (b) Apply amounts due hereunder to the satisfaction of the conditions of the Financing Documents and any amounts so applied shall be part of the Loan and shall be secured by the Deeds of Trust and other Collateral. At the option of the Agent, and without limiting the generality of the foregoing, the Agent may pay directly from the Loan proceeds all interest bills rendered by the Agent in connection with the Loan, and following the occurrence of an Event of Default may make advances directly to the General Contractor, the title insurance company, any subcontractor or materialmen, or to any of them jointly, and the execution hereof by the Borrowers shall, and hereby does, constitute an irrevocable authorization to so advance the proceeds of the Loan. No further direction or authorization from any Borrower shall be necessary to warrant such direct advances and all such advances shall satisfy pro tanto the obligations of the Lenders hereunder and shall be secured by the Deeds of Trust and other Collateral as fully as if made to the Borrowers, regardless of the disposition thereof by the party or parties to whom such advances is made.

         Section 4.14  Prepayment

         The Borrowers shall have the right to prepay the Loan in full or in part, at any time and from time to time, upon five (5) days' prior written notice to the Agent without premium or penalty. The foregoing notwithstanding, in connection with any prepayment of a principal sum on any day other than the last day of the Eurodollar Period applicable thereto, the Borrowers shall pay to the Agent upon request by the Agent, such amount as shall be sufficient to compensate any of the Lenders for any and all losses or expenses which such Lender may sustain or incur (including without limitation, any such loss or expense arising from the redeployment of funds obtained by such Lender). Unless an Event of Default has occurred, any partial prepayment shall be applied first to such breakage costs, second to accrued and unpaid interest and third to the outstanding principal balance of the Loan. The foregoing notwithstanding, at all times prior to the repayment in full and termination of the Credit Facility the provisions of Section 2.1 (e) and Section 7.2.1 shall be satisfied. Sums borrowed and repaid may be readvanced. The obligations of the Borrowers under this Section shall survive the termination of this Agreement and the repayment of the Obligations.

         Section 4.15  Delivery of Documents

         At the request of the Agent, the Borrowers shall promptly deliver to any Lender or Lenders designated by the Agent copies of any document or documents required by the Financing Documents to be provided to the Agent.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to make available the Credit Facility, each Borrower represents and warrants to the Lenders that:

         Section 5.1  Good Standing

         Each Borrower and the Management Company (a) is a legal entity duly organized and existing and in good standing under the laws of its state of formation, (b) has the power to own its property and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction in which each Facility it owns or operates is located and in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

         Section 5.2  Power and Authority

         Each Borrower has full power and authority to execute and deliver this Agreement and each of the other Financing Documents executed and delivered by it, to make the borrowing hereunder, and to incur the Obligations, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of holders of ownership interests in or lenders to any Borrower, and no consent or approval of any Governmental Authority or any third party payor on the part of any Borrower, is required as a condition to the validity or enforceability of this Agreement or any of the other Financing Documents executed and delivered by any Borrower or to the payment or performance by any Borrower of the Obligations.

         Section 5.3  Binding Agreements

         This Agreement and each of the other Financing Documents executed and delivered by the Borrowers, or any of them, have been properly executed by each applicable Borrower, constitute valid and legally binding obligations of each applicable Borrower, and are fully enforceable against each applicable Borrower in accordance with their respective terms.

         Section 5.4  Litigation

         There are no proceedings pending before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, will cause a material adverse change in the financial condition or operations of any Borrower or affect the authority of any Borrower to enter into this Agreement or any of the other Financing Documents executed and delivered by the Borrowers, or any of them. There is no pending revocation, suspension, termination, probation, restriction, limitation or non-renewal of any License, Participation Agreement or any similar accreditation or approval organization or Governmental Authority for healthcare providers, including, without limitation, the issuance of any provisional License or other License with a term of less than twelve (12) months, as a consequence of any sanctions imposed by any Governmental Authority, nor is there any pending assessment of any civil or criminal penalties by any Governmental Authority, the outcome of which, if determined adversely to any Borrower, or any other License holder, including any Synthetic Lessee of the Management Company, could result in a material adverse change in the business or financial condition of such Borrower or such other License holder. None of the Borrowers has any appeals regarding rates or reimbursements currently pending or contemplated before any Governmental Authority or any administrator of any third party payor or preferred provider program or referral source, the outcome of which, if determined adversely to such Borrower, could result in a material adverse change in the financial condition or operations of such Borrower. There are no Medicare or Medicaid recoupments of any other third party payor being sought, requested or claimed, against any Borrower, the outcome of which, if determined adversely to such Borrower, could materially impair such Borrower's ability to pay the Obligations, except as otherwise disclosed in writing to, and approved by, the Agent.

         Section 5.5  No Conflicting Agreements

         There is (a) no provision of any Borrower's Articles of Incorporation or By-Laws and no provision of any existing mortgage, indenture, contract or agreement binding on any Borrower or affecting any Borrower's property, and (b) to the knowledge of each Borrower no provision of law or order of court binding upon any Borrower, which would conflict with or in any way prevent the execution, delivery, or performance of the terms of this Agreement or of any of the other Financing Documents executed and delivered by the Borrowers, or which would be violated as a result of such execution, delivery or performance, or, if so, all necessary consents have been obtained.

         Section 5.6  Financial Information

         All financial statements or information hereto furnished to any of the Lenders with respect to any Borrower, any Facility or the Guarantor is complete and correct in all material respects and fairly presents the financial position of such Borrower, such Facility or the Guarantor. There are no liabilities, direct or indirect, fixed or contingent, of any Borrower or the Guarantor which are not reflected in the their respective financial statements or in the notes thereto except those incurred subsequently in the ordinary course of their business. There has been no material adverse change in the financial condition or operations of the Guarantor since the financial statements dated September 30, 1998 (and to each Borrower's and the Guarantor's knowledge, no such material adverse change is pending), and neither any Borrower nor the Guarantor has guaranteed the obligations of, or made any investments in or advances to, any company, individual or other entity, except as disclosed in such information and except those incurred subsequently in the ordinary course of their business.

         Section 5.7  No Default Under Other Agreements

         Neither any Borrower nor the Management Company is in default under or with respect to any obligation under any agreement to which such Borrower is a party in any respect which could result in a material adverse change in the financial condition or operations of such Borrower or the Management Company.

         Section 5.8  Taxes

         Each Borrower and the Management Company has filed or has caused to be filed all federal, state and local tax or informational returns which are required by law to be filed, and has paid or caused to be paid all Taxes as shown on such returns or on any assessment received by it, to the extent that such Taxes have become due, or which are required by law to be paid, unless and to the extent only that such Taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by such Borrower and adequate reserves therefor have been established as required under GAAP.

         Section 5.9  Place(s) of Business and Location of Collateral

         The address of each Borrower's and the Management Company's chief executive office is as specified in EXHIBIT C attached hereto and made a part hereof and the address of each other place of business of each Borrower and the Management Company, if any, is as disclosed in EXHIBIT C. The Collateral and all books and records pertaining to the Collateral are and/or will be located at the addresses indicated on EXHIBIT C. The Borrowers will immediately advise the Agent in writing of the opening of any new place of business or the closing of any existing place of business of any Borrower or the Management Company, and of any change in the location of the places where the Collateral, or any part thereof, or the books and records concerning the Collateral, or any part thereof, are kept. EXHIBIT C may be modified from time to time to add the locations of additional Facilities.

         Section 5.10  Title to Properties

         Each Borrower and the Management Company has good and marketable title to all of its properties, including, without limitation, the Property and the Collateral, and the Property and the Collateral are free and clear of mortgages, pledges, liens, charges and other encumbrances other than the Permitted Liens.

         Section 5.11  Margin Stock

         None of the proceeds of the Loan will be used, directly or indirectly, by any Borrower for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin security" within the meaning of Regulation G (12 CFR Part 207), or "margin stock" within the meaning of Regulation U (12 CFR
Part 221), of the Board of Governors of the Federal Reserve System (herein called "margin security" and "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of said Regulation G or Regulation

U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

         Section 5.12  ERISA

         With respect to any "pension plan," as defined in Section 3(2) of ERISA, which plan is now or previously has been maintained or contributed to by any Borrower and/or by any Commonly Controlled Entity: (a) no "accumulated funding deficiency" as defined in Code 412 or ERISA 302 has occurred, whether or not that accumulated funding deficiency has been waived; (b) no "reportable event" as defined in ERISA 4043 has occurred; (c) no termination of any plan subject to Title IV of ERISA has occurred; (d) neither any Borrower nor any Commonly Controlled Entity has incurred a "complete withdrawal" within the meaning of ERISA 4203 from any multiemployer plan; (e) neither any Borrower nor any Commonly Controlled Entity has incurred a "partial withdrawal" within the meaning of ERISA 4205 with respect to any multiemployer plan; (f) no multiemployer plan to which any Borrower or any Commonly Controlled Entity has an obligation to contribute is in "reorganization" within the meaning of ERISA 4241 and no notice has been received by any Borrower or any Commonly Controlled Entity that such a multiemployer plan will be placed in "reorganization."

         Section 5.13  Governmental Consent

         Neither the nature of any Borrower or of its business or properties, nor any relationship between any Borrower and any other Person, nor any circumstance in connection with the making of the Loan, or the offer, issue, sale or delivery of the Notes is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority, on the part of any Borrower, as a condition to the execution and delivery of this Agreement or any of the other Financing Documents, the borrowing of the principal amounts of the Loan or the offer, issue, sale or delivery of the Notes.

         Section 5.14  Full Disclosure

         The financial statements referred to in this Article V do not, nor does this Agreement, nor do any written statements furnished by any Borrower to the Agent in connection with the making available of the Credit Facility, contain any untrue statement of fact or knowingly omit a material fact necessary to make the statements contained therein or herein not materially misleading. No Borrower has failed to disclose any fact to the Agent in writing which materially adversely affects or, will or could prove to materially adversely affect the properties, business, prospects, profits or condition (financial or otherwise) of any Borrower or the ability of any Borrowers to perform this Agreement or any of the other Financing Documents.

         Section 5.15  Business Names and Addresses

         Neither any Borrower nor the Management Company has conducted business under any name other than its current name, and no Borrower has conducted its business in any jurisdiction other than those listed on EXHIBIT C. The Borrowers intend to operate the Facilities under the names set forth on EXHIBIT C. The Borrower shall promptly notify the Agent of any change in the name of any Facility.

         Section 5.16  Licenses and Certifications

         With respect to any License any Borrower, any Synthetic Lessee or the Management Company possesses or has applied for, (a) no default or event of default has occurred or is continuing under the terms of any of the Licenses, or any condition to the issuance, maintenance, renewal and/or continuance of any License, (b) each Borrower has paid all fees, charges and other expenses to the extent due and payable with respect to, and has provided all information and otherwise complied with all material conditions precedent to, the issuance, maintenance, renewal, and continuance of all Licenses, (c) no Borrower or other License holder has received any notice from any Governmental Authority relating to any actual or pending suspension, revocation, restriction, or imposition of any probationary use, of any License, nor has any License been materially amended, supplemented, rescinded, terminated, or otherwise modified except as otherwise disclosed in writing to, and approved by, the Agent, (d) no Borrower or other License holder has made any previous assignment of any of the Licenses to any Person, and (e) no financing statement covering any of the Licenses is on file in any public office except financing statements in favor of the Agent on behalf of the Lenders. Without implying any limitation to the other representations and warranties contained in this Agreement, neither any Borrower nor any Synthetic Lessee required by any applicable Laws of any state, county or city in which any of the Facilities is located to obtain a Certificate of Need to operate any Facility for its intended purpose or such Borrower has applied for and obtained such Certificate(s) of Need. Licenses to operate are required in most states where the Facilities are located and Certificates of Need are also required in the certain states.

         Section 5.17  Operating Agreements and Management Contracts

         The Borrowers have furnished to the Agent photocopies of all material Operating Agreements and Management Contracts entered into with respect to the Facilities, and all amendments, supplements and modifications thereto including, without limitation, the Management Agreement. Each Borrower further represents and warrants to the Lenders that (a) all of the material Operating Agreements and Management Contracts are or will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect, (b) no Default or Event of Default has occurred or is continuing under the terms of any of the material Operating Agreements and Management Contracts, and no party thereto has attempted or threatened to terminate any such Management Contract or Operating Agreement, (c) no Borrower has made any previous assignment of any Operating Agreements, Management Contracts, Management Agreements or Management Lease to any Person, and (d) no financing statement covering any of the Operating Agreements, Management Contracts, Management Agreement or Management Leases is on file in any public office, except financing statements in favor of the Lenders in connection with the Credit Facility.

         Section 5.18  Participation Agreements and Resident Agreements

                  (a) The Agent has been furnished, on or before the applicable Facility Closing, the form of Resident Agreement used with respect to such Facility and, if requested by the Agent, copies of all current, executed Resident Agreements.

                  (b) Each Borrower further covenants to the Lenders that, with respect to the Participation Agreements, if any, (i) to the best of each Borrower's knowledge, all Participation Agreements will be at the time of execution and delivery thereof valid and binding on the parties thereto and in full force and effect, and (ii) all Participation Agreements will provide for payment to the applicable Borrower or the Management Company for services rendered to residents. Each Borrower represents and warrants that as of the date hereof no Participation Agreements have been entered into for any Facility except as disclosed in writing to the Agent.

                  (c) To the extent any Borrower or other owner of an Eligible Project participates or will participate in Medicare or Medicaid payment and reimbursement programs, such Borrower or other owner has complied and will comply with all notice and other requirements under Title XVIII and Title XIX of the Social Security Act to enable such Borrower to participate in the Medicare and Medicaid payment and reimbursement programs.

         Section 5.19  Compliance with Laws

         Neither the Borrowers nor the Management Company is in violation of any applicable laws of any Governmental Authority pertaining to employment practices, health standards or controls, environmental and occupational standards or controls or order of any court or arbitrator, the violation of which, considered in the aggregate, would result in a material adverse change in the financial condition or operations of such Borrower. Each Borrower is in compliance with all material accreditation standards and requirements to which it is subject. Each Borrower, each Synthetic Lessee or the Management Company has obtained or will obtain all Licenses necessary to the ownership of its property or to the conduct of its activities which, if not obtained, could materially adversely affect the ability of such Borrower to conduct its activities of operating each Facility as a Senior Living Facility, including, without limitation if and as required by any Governmental Authorities for the dispensing, storage, prescription, disposal, and use of drugs, medications and other "controlled substances" and for the maintenance of cafeteria and other food and beverage facilities or services or the condition (financial or otherwise) of such Borrower.

         Section 5.20 Presence of Hazardous Materials or Hazardous Materials Contamination

         No Borrower has placed Hazardous Materials on any real property owned, controlled or operated by such Borrower or for which such Borrower is responsible. To the best of each Borrower's knowledge, no Hazardous Materials are located on any real property owned, controlled or operated by any Borrower or for which any Borrower is responsible, except for reasonable quantities of necessary supplies for use by such Borrower in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws, and no property owned, controlled or operated by any Borrower has ever been used by any

Borrower or, to the best of such Borrower's knowledge, by any other Person as a manufacturing, storage, or dump site for Hazardous Materials nor is such property affected by Hazardous Materials Contamination, except as may be disclosed in any Phase I environmental assessment delivered to the Agent.

         Section 5.21  Compliance in Zoning

         The anticipated use of each Eligible Project complies with applicable zoning ordinances, regulations and restrictive covenants affecting such Land, all use requirements of any Governmental Authority having jurisdiction have been satisfied, and no violation of any law or regulation exists with respect thereto.

         Section 5.22  Plans and Specifications

         To the extent required by applicable law or any effective restrictive covenant, the Plans and Specifications for each Eligible Project have been approved by all Governmental Authorities having or claiming jurisdiction and by any beneficiary of any such restrictive covenant.

         Section 5.23  Building Permits; Other Permits

         All building, construction and other permits then necessary or required in connection with the development of the Land and the construction of the Improvements have been or, will be on a timely basis, unless otherwise agreed to by the Agent, validly issued and all fees and bonds required in connection therewith have been paid or posted, as the circumstances may require.

         Section 5.24  Utilities

         All utility services necessary for the development of all the Land and the construction of the Improvements for each Eligible Project and the operation thereof for their intended purpose are or will be available at the boundaries of all the Land, including, without limitation, telephone service, water supply, storm and sanitary sewer facilities, natural gas (if available) and electric facilities.

         Section 5.25  Access; Roads

         All roads and other accesses necessary for the development of all the Land and the construction of all the Improvements for all Eligible Projects and full utilization thereof for their intended purposes have either been completed or the necessary rights of way therefor have either been or will be acquired by the appropriate Governmental Authorities or have been or will be dedicated to public use and accepted by such Governmental Authorities and all necessary steps have been taken by the Borrowers or such Governmental Authorities to assure the complete construction and installation thereof by a date sufficient to ensure the timely completion of the Improvements and in no event later than the end of the applicable Maximum Construction Period.

         Section 5.26  Other Liens

         Except as otherwise provided in the Financing Documents, no Borrower or other owner or operator of the Facility has made any contract or arrangement of any kind the performance of which by the other party thereto would give rise to a lien on any Eligible Project.

         Section 5.27  Defaults

         There is no default on the part of any Borrower under the Financing Documents and no event has occurred and is continuing which, with notice or the passage of time, or both, would constitute a default under the Notes or any of the other Financing Documents.

         Section 5.28  Nature of Credit Facility; Usury; Disclosures

         Each Borrower is a business or commercial organization, and the Credit Facility is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. The rate or rates of interest charged on the Notes do not, and will not, violate any applicable usury Law or interest rate limitation. The Credit Facility is not subject to the federal Consumer Credit Protection Act (15 U.S.C. 1601 et. seq.) nor any other federal or state disclosure or consumer protection laws. The Credit Facility is being transacted solely for business or commercial purposes and not for personal, family or household purposes.

         Section 5.29  Survival; Updates of Representations and Warranties

         Each Requisition shall constitute an affirmation that the foregoing representations and warranties of each Borrower and those set forth in the other Financing Documents are true and correct as of the date thereof and, unless the Agent is notified to the contrary in writing prior to the disbursement of an advance, will be so as of the date thereof. All representations and warranties contained in or made under or in connection with this Agreement and the other Financing Documents shall survive the date of this Agreement and the Loan made hereunder. The Lenders acknowledge and agree that any and all representations and warranties contained in, or made under, or in connection with, this Agreement may be amended, changed or otherwise modified by the Borrowers at any time and from time to time after the date of this Agreement so as to accurately reflect the matters represented and warranted therein; provided, that such amendments, changes and/or modifications are disclosed in writing to the Agent. The Lenders shall have no obligation to waive any Event of Default due to any present or future inaccuracy of such representation or warranty or to agree to any amendment, change or modification of any such representation or warranty.

         Section 5.30  Accounts

         With respect to the Accounts (a) they are genuine, and in all respects what they purport to be, and are not evidenced by a judgment, an instrument, or chattel paper (unless such judgment has been assigned and such instrument or chattel paper has been endorsed and delivered to the Agent); (b) they represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in the invoices relating thereto; (c) the services rendered which resulted in the creation of the Accounts have been delivered or rendered to and accepted by the Account Debtor; (d) the amounts shown on each Borrower's, Synthetic Lessee's or the Management Company books and records, with respect thereto are actually and absolutely owing to each Borrower, Synthetic Lessee, or the Management Company and are not contingent for any reason; (e) there are no set-offs, counterclaims or disputes known by any Borrower or asserted with respect thereto, and no Borrower has made any agreement with any Account Debtor thereof for any deduction or discount of the sum payable thereunder except regular discounts allowed by such Borrower in the ordinary course of its business for prompt payment; (f) there are no facts, events or occurrences known to any Borrower which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder; (g) all Account Debtors thereof, to the best of each Borrower's knowledge, have the capacity to contract; (h) the services furnished giving rise thereto are not subject to any Liens other than Permitted Liens; and (i) no Borrower has any knowledge of any fact or circumstance which would impair the validity or collectibility thereof.

         Section 5.31  Single Purpose Entity

         ARCC owns no assets other than the Assigned Notes and has no business operations other than its loans to Synthetic Lessors in connection with the Synthetic Lease Transactions. Each Additional Borrower is also a single purpose entity.

                                   ARTICLE VI

                             CONDITIONS OF LENDING

         The making of any advance under the Loan is subject to the conditions set forth under this Agreement and the following conditions precedent:

         Section 6.1  No Default

         No Default and no Event of Default Event of Default has occurred and is existing and all representations and warranties set forth herein or in the other Financing Documents are true and correct.

         Section 6.2  Opinion of Counsel for the Borrower

         At the Facility Closing and when a lien on an Eligible Project is subsequently granted by the Borrowers, the Lenders shall receive a written opinion of counsel for the Borrowers and the Guarantor satisfactory in all respects to the Agent.

         Section 6.3  Approval of Counsel for the Lenders

         All legal matters incident to the Loan and all documents necessary in the opinion of the Agent to make the Loan or the addition of either an Eligible Project to the Borrowing Base or add such Deeds of Trust and related Collateral shall be satisfactory in all material respects to counsel for the Lenders.

         Section 6.4  Supporting Documents

         The Agent shall receive from the Borrowers at the Credit Facility Closing and in connection with any subsequent Facility Closing: (a) a certificate of a duly authorized officer of each applicable Borrower, in a form acceptable to the Agent in all respects, dated as of the date hereof and certifying (i) that attached thereto is a true, complete and correct copy of resolutions duly adopted by board of directors of such Borrower authorizing the execution and delivery of this Agreement, the Note and the other Financing Documents, the borrowing thereunder, and the performance of the Obligations, and
(ii) as to the incumbency and specimen signature of the authorized officer of such Borrower executing this Agreement, the Note and the other Financing Documents; (b) such other documents as the Agent may reasonably require such Borrower to execute, in form and substance acceptable to the Agent; and (c) such additional information, instruments, opinions, documents, certificates and reports as the Agent may reasonably deem necessary.

         Section 6.5  Financing Documents

         All of the Financing Documents required by the Agent whether at the Credit Facility Closing or any subsequent Facility Closing shall be executed, delivered and, if deemed necessary by the Agent, recorded, all at the sole expense of the Borrowers.

         Section 6.6  Insurance

         The Borrower shall have satisfied the Agent that any and all insurance required by this Agreement is in effect as of the date of this Agreement or as of the date of the addition of a Deed of Trust and related Collateral, and that, to the extent required by the Financing Documents, the Agent on behalf of the Lenders have been named as an insured lienholder.

         Section 6.7  Security Documents

         In order to perfect the lien and security interest created by this Agreement, the Borrowers shall have executed and delivered to the Agent all Security Documents (in form and substance acceptable to the Agent in its sole discretion) deemed necessary by the Agent, in a sufficient number of counterparts for recordation, and, at the Borrowers' sole expense, shall record all such financing statements and Security Documents, or cause them to be recorded, in all public offices deemed necessary by the Agent.

         Section 6.8  Additional Borrower Joinder Supplement

         In order to add an Additional Borrower under the Credit Facility, confirm that such additional Borrower is jointly and severally liable with existing Borrowers for all the Obligations, and perfect the lien and security interest of the Lenders in the Collateral related to the construction and operation of any Facility encumbered by a Deed of Trust provided by an Additional Borrower, such Additional Borrower shall execute and deliver to the Agent an Additional Borrower Joinder Supplement joining in the Notes, this Agreement, such assignments of Collateral and such other Security Documents as the Agent may require and in sufficient number of counterparts for recordation, and, at the Borrowers' sole expense, shall make available for recording all such financing statements and other Security Documents, or cause them to be recorded, in all public offices deemed necessary to the Agent.


                                   ARTICLE VII

                        AFFIRMATIVE COVENANTS OF BORROWER

         Until payment in full and the performance of all of the Obligations hereunder, each Borrower agrees that:

         Section 7.1  Financial Statements

         The Borrowers will, with respect to each Borrower, furnish to each of the Lenders:

                  (a) as soon as available, but in no event more than one hundred twenty (120) days after the close of each of the Borrowers' fiscal years, (i) a copy of the Borrowers' financial statements for the year in question, in form and detail satisfactory to the Agent, prepared in accordance with GAAP, and prepared by the Borrower in a manner consistent with the Guarantor, which financial statements shall include a balance sheet, as of the end of such fiscal year, and a certificate of compliance signed by each Borrower's chief financial officer regarding the covenants contained in the Financing Documents and whether there has been an event which constitutes an Event of Default under the Financing Documents, or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, and, if so, stating the facts with respect thereto, and (ii) the related statements of operations and retained earnings and cash statements for such fiscal year in a format acceptable to the Agent. The foregoing notwithstanding, the Agent reserves the right to request that the Borrowers provide audited annual financial statements prepared by an independent certified public accountant satisfactory to the Agent;

                  (b) as soon as available, but in no event more than forty-five (45) days after the close of each of such Borrower's fiscal quarters, internally prepared, consolidated and consolidating financial statements of such Borrower, as of the close of such period and an income and expense statement for such period, and including a certificate of compliance with the Financing Documents, certified as to accuracy by the chief financial officer of such Borrower; provided, however, that this requirement may be met by the receipt of the consolidating quarterly statements of the Guarantor.

                  (c) beginning with the first Operating Month, as soon as available, but in no event more than thirty (30) days after the last day of each such calendar month, operating statements for each Eligible Project for such month, including an income and expense statement for such period and certified rent roll with respect to each Eligible Project then operating for such period; and

         (d) with reasonable promptness, such additional information, reports or statements as the Agent may from time to time reasonably request.

         All required financial statements required under (a) hereof shall be accompanied by a certificate of compliance with the applicable financial covenants signed by the chief financial officer of such Borrower or other officer acceptable to the Agent and shall include the Borrower's computation of such covenants.

                  (e) In addition, the Borrowers will provide to the Agent, within thirty (30) days of the end of each fiscal quarter of the Borrowers and the Guarantor, a certificate of compliance with financial covenants applicable to the Borrowers and the Guarantor in the form attached hereto as Exhibit D, duly certified by an authorized officer of ARCC on behalf of the Borrowers and an authorized officer of the Guarantor.

         Section 7.2  Financial Covenants

                  7.2.1    Minimum Pool A Projects.

         At least eighty-five percent (85%) of the Principal Sum outstanding is supported by availability in the Borrowing Base from Pool A Projects.

                  7.2.2    Pool A Project Covenants.

         The following provisions shall determine whether a Facility qualifies as a Pool A Project under applicable circumstances. If any Eligible Project does not qualify as a Pool A Project, it shall be classified as a Pool B Project or a Pool C Project based upon the length of time that it has failed to satisfy the applicable criteria for a Pool A Project.

                  (a) Each Development Project, including any Expansion Project, shall be a Pool A Project; provided that such Facility shall cease to be a Pool A Project if it does not become a Completed Project within the applicable Maximum Construction Period or if it fails to timely satisfy the requirements of subsection (d) of this Section. The construction period shall be measured from the date of commencement of construction as reported by the applicable Borrower and verified by the Agent.

                  (b) Each Stabilized Project shall maintain an 85% Minimum Occupancy Requirement, and a Debt Service Coverage Ratio equal to not less than
1.25 to 1.0 as of the end of each fiscal quarter beginning with the first fiscal quarter after the first Operating Month after the Eligible Project becomes a Stabilized Project measured on a cumulative rolling basis, as set forth below:



----------------------------------------------------------------------------------------------------------------
Stabilized Projects     1Q                 2Q                  3Q                 4Q               Thereafter
----------------------------------------------------------------------------------------------------------------
Debt Service
Coverage
Ratio                   1.25x              1.25x               1.25x              1.25x            1.25x
----------------------------------------------------------------------------------------------------------------
Rolling
Historical
Operations              3 month test       6 month test        9 month test       12 month test    12 month test
----------------------------------------------------------------------------------------------------------------

                  (c) Each Acquisition Project, in order to qualify as a Pool A Project, shall maintain a Debt Service Coverage Ratio equal to not less than .75 to 1.0 for three (3) full months prior to its acquisition and equal to the ratio set forth below as of the end of each full fiscal quarter ending after its acquisition, as set forth below:


    -------------------------------------------------------------------------------------------------------
    Acquisition       1Q              2Q             3Q             4Q             5Q            Thereafter
    Projects
    -------------------------------------------------------------------------------------------------------
    Debt Service
    Coverage
    Ratio             1.0x            1.0x           1.25x          1.25x          1.25x         1.25x
    -------------------------------------------------------------------------------------------------------
    Rolling           3 months        3 months       3 months       6 months       9 months      12 months
    Historical
    Operations
    -------------------------------------------------------------------------------------------------------


                  (d) Each Development Project, in order to qualify as a Pool A Project, shall satisfy the following "Minimum Occupancy Requirement". A minimum Resident Occupancy of at least 24 residents by the end of its first six Operating Months plus an average of a net additional four (4) residents per month thereafter (measured quarterly and averaged for all three-month periods) until 85% Resident Occupancy is first reached; provided that 85% Resident Occupancy is achieved within 24 Operating Months for Eligible Projects of 100 units or more. For each quarter beginning with the quarter after 85% Resident Occupancy Issue the Minimum Occupancy Requirement is achieved, each Development Project in order to qualify as a Pool A Project shall also achieve a Debt Service Coverage of not less than 1.25 to 1.0 measured for three (3) consecutive months of such quarter and for such quarter shall also maintain such 85% Resident Occupancy (and, upon satisfying such criteria, shall be classified as a Stabilized Project.)

                  (e) Each Acquisition Project, in order to qualify as a Pool A Project, shall satisfy the "Minimum Occupancy Requirement" as of the end of each quarter after it enters the Borrowing Base, measured on a rolling daily average, as set forth below:


    -----------------------------------------------------------------------------------------
    Acquisition       1Q              2Q             3Q             4Q             Thereafter
    Projects
    -----------------------------------------------------------------------------------------
    Resident          No Minimum      No Minimum     75%            80%            85%
    Occupancy
    -----------------------------------------------------------------------------------------
    Rolling           3 months        3 months       3 months       3 months       3 months
    Historical
    Occupancy
    -----------------------------------------------------------------------------------------


                  7.2.3    Debt Service Coverage.

         All Stabilized Projects and all Acquisition Projects in the Borrowing Base shall maintain an aggregate Debt Service Coverage Ratio of not less than
1.25 to 1.0 measured quarterly and each Stabilized Project or Acquisition Project shall maintain a Debt Service Coverage Ratio of 1.0 to 1.0. The foregoing notwithstanding, a breach of this covenant may be cured by the Borrowers' eliminating any such Eligible Project from the calculation of the Borrowing Base which causes a breach of the Debt Service Charge Ratio provided the requirement for the minimum percentage of Pool A Projects is satisfied. The foregoing notwithstanding, no Acquisition Project shall be included in the measurement under this Section until it has been held for three (3) fiscal quarters or has otherwise met the 1.25 to 1.0 Debt Service Coverage Ratio for one (1) fiscal quarter.

                  7.2.4    License.

         Each Development Project shall have received its License to operate as the type of Facility originally designated within sixty (60) days of issuance of its certificate of occupancy.

                  7.2.5    Percentage of Stabilized Projects.

         By June 30, 1999, at least 10%, by September 30, 1999 at least 17.5% and by March 31, 2000, at least 30% of the total maximum which could be available under the Borrowing Base (based on the Eligible Projects then in the Borrowing Base as if completed) shall be supported by maximum availability in the Borrowing Base from Pool A Projects which are also Stabilized Projects.

         Section 7.3  Taxes and Claims

         Each Borrower will pay and discharge and cause the Management Company to pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or any of its income or properties prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any of its properties; provided, however, no Borrower or the Management Company shall be required to pay any such tax, assessment, charge, levy or claim, the payment of which is being contested in good faith and by proper proceedings.

         Section 7.4  Legal Existence

         Each Borrower will maintain its legal existence in good standing in the state of its formation and in each jurisdiction where it is required to register or qualify to do business.

         Section 7.5  Conduct of Business and Compliance with Laws

                  7.5.1    Maintenance of Agreements.

         Each Borrower will do or cause to be done and will cause each Synthetic Lessee and the Management Company to do or cause to be done all things necessary to obtain, enter into, preserve and to keep in full force and effect its material rights and its trade names, patents, trademarks and Licenses, Participation Agreements, and Operating Agreements and Management Contracts which are necessary for the operation of each Facility as contemplated by any such party.

                  7.5.2    Maintenance of Line of Business.

         Each Borrower will engage in and continue to engage substantially only in the business of owning and operating Senior Living Facilities and related services in compliance with all applicable laws of the state in which the applicable Facilities are located or any other Governmental Authority having jurisdiction over any such Facility or in the business of making acquisition and construction loans to Synthetic Lessors.

                  7.5.3    Compliance with Laws Governing Participation
Agreements.

         Each Borrower will comply with and will cause the Management Company to comply with all applicable Laws, including, without limitation, regulations issued under the Omnibus Budget Reconciliation Act of 1987 (OBRA'87) (Pub.L.No. 100-203), as amended, and observe the valid requirements of Governmental Authorities, and perform the terms of all Participation Agreements to which it is a party, the noncompliance with or the nonobservance of which might materially interfere with the performance of its Obligations or the proper or prudent conduct of its business or the applicable Property.

                  7.5.4    Other Operating Covenants.

         In addition, each Borrower covenants and agrees that each Borrower will or will cause the Synthetic Lessee or Management Company to:

                  (a) obtain and maintain in full force and effect all Licenses necessary to the acquisition and/or ownership and/or operation of each Facility including, without limitation, Licenses and other approvals related to the storage, dispensation, use, prescription and disposal of drugs, medications and other "controlled substances" and, to the extent offered, the maintenance of cafeteria and other food and beverage facilities or services;

                  (b) administer, maintain and operate (or will cause to be administered, maintained and operated) each Facility as a revenue-producing Senior Living Facility;

                  (c) to the extent any Borrower, Synthetic Lessee or Management Company participates in any such programs, maintain and operate each Facility to meet the standards and requirements and to provide healthcare of such quality and in such manner as would enable such Person to participate in, and provide services in connection with, recognized medical and healthcare insurance programs;

                  (d) obtain, maintain and comply with all conditions for the continuance of all Licenses, including without limitation, Licenses which may at any time be required by the state in which the applicable Facility is located or other appropriate governmental entity, necessary or desirable for the operation of each Facility as its applicable Senior Living Facility;

                  (e) to the extent any Borrower, Synthetic Lessee or Management Company presently participates or in the future will participate in such programs, obtain, maintain and comply with all conditions for the continuance of certification from each applicable Governmental Authority that such Person meets all conditions for participation in the Medicare and Medicaid programs; and

                  (f) construct the Improvements entirely on the Land without encroaching upon any easement or right-of-way or upon the land of others in accordance with all applicable (whether present or future) laws, ordinances, rules, regulations, requirements and orders of any Governmental Authority having or claiming jurisdiction, including all applicable building restriction lines and set-backs, all use or other restrictions and the provisions of any prior agreements, declarations, covenants and all applicable zoning and subdivision ordinances and regulations unless a variance shall have been obtained.

         Section 7.6  Use of Proceeds

         Each Borrower will use the proceeds of the Loan for the purpose or purposes set forth in Section 2.1 and, without the prior written consent of the Agent for no other purpose or purposes.

         Section 7.7  Insurance

         Each Borrower will provide or cause to be provided and will cause any Synthetic Lessee, the Management Company or any other owner of any Facility to provide or cause to be provided to the Agent and maintain in full force and effect at all times during the term of the Loan, such policies of insurance as may be required by the terms of the Financing Documents from a company or companies, and in form and amounts satisfactory to the Agent including, by way of example and not by way of limitation, at least the following:

                  7.7.1    Builder's Risk Insurance; Hazard Insurance.

         During any period of construction on an Eligible Project, builder's risk, fire and extended coverage insurance, including vandalism and malicious mischief endorsements covering the


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Improvements in the form of an "all risk", 100% non-reporting policy and containing such other extended coverage as may be required by the agent in an amount to be designated by the Agent as to the insurable value of the Property, which policy, for any Eligible Project on which construction is complete, shall be converted to a standard hazard insurance policy with extended coverage endorsement and insurance for boiler or pressure vessel explosion (if there are boilers or pressure vessels located on the property). The policy shall indicate the Agent's interest as first mortgagee, shall prohibit cancellation or reduction in coverage upon less than thirty (30) days prior written notice to the Agent and shall be in form and issued by companies acceptable to the Agent. In no event shall such insurance contain a co-insurance provision;

                  7.7.2    Liability Insurance.

         Comprehensive public liability and property damage insurance in limits of not less than $5,000,000 aggregate for each Eligible Project shall be in form and issued by companies acceptable to the Agent, shall name the Agent as a certificate holder and shall prohibit cancellation or reduction in coverage upon less than thirty (30) days prior written notice to the Agent;

                  7.7.3    Worker's Compensation Insurance.

         Workers' compensation insurance in accordance with the requirements of applicable law or regulation naming the Agent on behalf of the Lenders as loss payee thereunder;

                  7.7.4    Business Interruption Insurance.

         Business interruption insurance naming the Lenders as additional insureds with respect to each Facility once a certificate of occupancy has been issued for such Facility in an amount equal to at least twelve (12) months' debt service on the applicable Deed of Trust Lien Amounts and in form and issued by a company acceptable to the Agent in all respects;

                  7.7.5    Professional Liability Insurance.

         To the extent that healthcare professionals are employed at an Eligible Project by the Management Company or the Borrowers, medical liability, malpractice and other healthcare professional liability insurance protecting the Borrowers and the Management Company, as the case may be, against claims arising from the professional services performed by the Borrowers or the Management Company, as the case may be, with limits of (a) not less than One Million Dollars ($1,000,000.00) with respect to injury or death for each person or occurrence, and (b) an umbrella policy insuring against such liability in an aggregate amount of not less than Ten Million Dollars ($10,000,000.00). In addition, the Borrowers or the Management Company, as the case may be, shall ensure that all healthcare providers with whom the Borrowers or the Management Company, as the case may be, contract to provide services at any Facility are insured against claims arising from such services with limits as set forth above.



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                  7.7.6    Flood Insurance.

         If, on the date of inclusion of the Borrowing Base or at any time thereafter, any Eligible Project is in an area that has been identified by the Federal Emergency Management Agency as having special flood and mud slide hazards and in which the sale of flood insurance has been made available under the Flood Disaster Protection Act of 1973, or if it is otherwise in a flood hazard area, the Borrowers shall procure a flood insurance policy for such property in form and amount satisfactory to the Agent. For those Facilities that are not in an area having special flood and mud slide hazards, the Borrowers shall deliver to the Agent, or the Agent shall obtain at the expense of the Borrowers, prior to the inclusion of a Facility as an Eligible Project, evidence satisfactory to the Agent that flood insurance is not required by the terms hereof.

                  7.7.7    General Insurance Provisions.

         The Borrowers will file with the Agent, upon its request, a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. Each policy of insurance shall (a) be issued by one or more recognized, financially sound and responsible insurance companies approved by the Agent and which are qualified or authorized by the laws of the state in which the applicable Facility is located to assume the risk covered by such policy, (b) with respect to the insurance described under the preceding subsections 7.7.1 and 7.7.5, have attached thereto standard noncontributing, non-reporting mortgagee clauses in favor of and entitling the Lenders without contribution to collect any and all proceeds payable under such insurance, (c) provide that such policy shall not be canceled or modified without at least thirty (30) days prior written notice to the Agent, and (c) provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of any Borrower which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment. Unless an escrow account has been established for insurance premiums pursuant to the provisions of a Deed of Trust, the Borrowers shall promptly pay all premiums when due on such insurance and, on or prior to the expiration date of each such policy, the Borrowers shall deliver to the Agent a renewal policy or policies marked "premium paid" and ACORD evidence of insurance or other evidence of payment satisfactory to the Agent. The Borrowers shall immediately give the Agent notice of any cancellation of, or change in, any insurance policy. The Lenders shall not individually or collectively, because of accepting, rejecting, approving or obtaining insurance, incur any liability for (i) the existence, nonexistence, form or legal sufficiency thereof, (ii) the solvency of any insurer, or (iii) the payment of losses.

         Section 7.8  Maintenance of Properties

         Each Borrower will keep and will cause the Management Company to keep its properties, whether owned in fee or otherwise, or leased, including, without limitation, all of the Property, in good operating condition; make all proper repairs, renewals, replacements, additions and improvements thereto needed to maintain such properties in good operating condition; comply with the provisions of all leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder; and comply with all laws, rules, regulations and orders applicable to its properties or business or any part thereof.


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         Section 7.9  Maintenance of the Collateral

         No Borrower will permit anything to be done to the Collateral which may impair the value thereof. Any of the Lenders or an agent designated by such Lender shall be permitted upon prior notice to the Borrowers to enter the premises of any Borrower and examine, audit and inspect the Collateral at any reasonable time and from time to time without notice. The Lenders shall not have any duty to, and each Borrower hereby releases the Lenders from, all claims of loss or damage caused by the delay or failure to collect or enforce any of the Accounts or Receivables or to preserve any rights against any other party with an interest in the Collateral.

         Section 7.10  Other Liens, Security Interests, etc.

         Each Borrower will keep the Collateral and the Property free from all liens, security interests and claims of every kind and nature, other than Permitted Liens.

         Section 7.11  Defense of Title and Further Assurances.

         Each Borrower will, at its expense, defend the title to the Collateral (or any part thereof), and promptly upon request execute, acknowledge and deliver any financing statement, renewal, affidavit, deed, assignment, continuation statement, security agreement, certificate or other document the Agent may reasonably require in order to perfect, preserve, maintain, protect, continue and/or extend any lien or security interest granted to the Lenders under this Agreement or any of the Security Documents and its priority. Each Borrower shall pay to the Agent, on demand all taxes, costs and expenses incurred by any of the Lenders, in connection with the preparation, execution, recording and filing of any such document or instrument.

         Section 7.12  Subsequent Opinion of Counsel as to Recording
Requirements

         Each Borrower will provide to the Agent a subsequent opinion of counsel as to the filing, recording and other requirements with which such Borrower has complied to maintain the liens and security interests in favor of the Lenders in the Collateral in the event that any Borrower shall transfer its principal place of business or the office where it keeps its records pertaining to the Accounts and Receivables.

         Section 7.13  Books and Records

         Each Borrower will and will cause the Management Company to:

                  (a)      keep and maintain accurate books and records;

                  (b) make entries on such books and records in form reasonably satisfactory to the Agent disclosing the Lenders' assignment of, and security interest in and lien on, the Collateral and all collections received by each Borrower or the Management Company, as applicable, on its Accounts;

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

                  (c) furnish to the Agent promptly upon request such information, reports, contracts, invoices, lists of purchases of Inventory (showing names, addresses and amount owing) and other data concerning Account Debtors and Accounts and Inventory and all contracts and collection(s) relating thereto as the Agent may from time to time specify; and

                  (d) unless the Agent shall otherwise consent in writing, keep and maintain all such books and records mentioned in (a) above only at the addresses listed in EXHIBIT C, and (a) permit any person designated by any of the Lenders to enter the premises of any Borrower or the Management Company upon prior notice to the Borrowers and the Management Company and examine, audit and inspect the books and records at any reasonable time and from time to time.

         Section 7.14  Collections

         Until such time as the Agent shall notify the Borrower of the revocation of such privilege following an Event of Default, each Borrower will at its own expense exercise the privilege for the account of and in trust for the Lenders of collecting its Accounts and receiving in respect thereto all items of payment and shall otherwise completely service all of the Accounts, including (i) the billing, posting and maintaining of complete records applicable thereto, and (ii) the taking of such action with respect to such Accounts as the Agent may reasonably request or in the absence of such request, as the Borrower may deem advisable; and in its discretion, grant, in the ordinary course of business, to any Account Debtor, any rebate, refund or adjustment to which the Account Debtor may be lawfully entitled. The Agent may, at its option but solely in accordance with applicable law, at any time or from time to time after the occurrence of an Event of Default hereunder, revoke the collection privilege given to each Borrower herein by either giving notice of its assignment of, and lien on the Collateral, subject to the provisions of
Section 7.1 (e) hereof, to the Account Debtors or giving notice of such revocation to the Borrowers.

         Section 7.15  Notice to Account Debtors and Escrow Account

         In the event that (a) a Default or an Event of Default exists, or (b) demand has been made for any or all of the Obligations, each Borrower will promptly upon the request of the Agent, in such form and at such times as reasonably specified by the Agent, give notice of the Lenders' lien on the Accounts to the Account Debtors, requiring those Account Debtors that are permitted by applicable law to make payments thereon directly to the Agent.

         Section 7.16  Business Names

         Each Borrower will immediately notify the Agent of any change in the name or names under which it or any other Person executing a Security Agreement conducts its business or any change in its principal place of business or state of incorporation and will execute for filing at the Borrowers' expense any financing statements or amendments to existing financing statements as the Agent shall require.


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         Section 7.17  ERISA

         With respect to any pension plan which any Borrower and/or any Commonly Controlled Entity maintains or contributes to, either now or in the future: (a) such bonding as is required under ERISA 412 will be maintained; (b) as soon as practicable and in any event within 15 days after such Borrower or any Commonly Controlled Entity knows or has reason to know that a "reportable event" has occurred or is likely to occur, such Borrower will deliver to the Agent a certificate signed by each chief financial officer setting forth the details of such "reportable event"; (c) neither such Borrower nor any Commonly Controlled Entity will: (i) engage in or permit any "prohibited transaction" (as defined in ERISA 406 or Code 4975) to occur; (ii) cause any "accumulated funding deficiency" as defined in ERISA 302 and/or Code 412; (iii) terminate any pension plan in a manner which could result in the imposition of a lien on the property of such Borrower pursuant to ERISA 4068; (iv) terminate or consent to the termination of any multiemployer plan; (v) incur a complete or partial withdrawal with respect to any multiemployer plan within the meaning of ERISA 4203 and 4205; and (d) within 15 days after notice is received by such Borrower or any Commonly Controlled Entity that any multiemployer plan has been or will be placed in "reorganization" within the meaning of ERISA 4241, such Borrower will notify the Agent to that effect. Upon the Agent's request, the Borrowers will deliver to the Agent a copy of the most recent actuarial report, financial statements and annual report completed with respect to any "defined benefit plan," as defined in ERISA 3(35).

         Section 7.18  Management

                  (a) Prior to the Credit Facility Closing, the Borrowers will provide the Agent with a proposed form of Management Agreement to be entered into by each Borrower with the Management Company. The terms and provisions of the Management Agreement shall be fully approved by the Lender prior to the Credit Facility Closing. The interest of each Borrower in the Management Agreement shall be assigned to the Agent on behalf of the Lenders as security for the Loan. In the case of a Synthetic Lease Transaction, such assignment may be made through and in connection with an assignment to the Agent of the Note Collateral.

                  (b) Pursuant to the terms of a management fee subordination agreement by and among a Borrower, the Management Company and the Agent executed in connection with each Facility Closing except in connection with a Synthetic Lease Transaction, the payment of management fees to the Management Company pursuant to the Management Agreement (the "Management Fees") will be subordinate to payment of the Obligations, provided, however, that payments of Management Fees may be made as contracted for (but not prior to accrual) until the occurrence of an Event of Default.

                  (c) Each Management Agreement, except those entered into in connection with a Synthetic Lease Transaction, shall provide that the applicable Borrower or subsequent owner may terminate such agreement, at the discretion of such Borrower, upon thirty (30) days' prior written notice to the Management Company. Each Management Agreement entered into in connection with a Synthetic Lease Transaction shall provide that the holder of an Assigned Note who is in possession of the Facility following the occurrence of an event of default under the Assigned Note or a new owner as the result of a foreclosure proceeding may terminate such


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agreement upon thirty (30) days' prior written notice to the Management Company.
The Management Company shall acknowledge and consent in writing to the assignment by each Borrower of its rights under the Management Agreement to the Agent. Pursuant to the Financing Documents, each Borrower and the Management Company shall agree to enter into a consulting agreement acceptable to the Agent with an independent company selected by the Agent if and as and when directed by the Agent if an Event of Default under the Credit Facility has occurred and is continuing; and it shall constitute an Event of Default under the Financing Documents if any Borrower fails to do so. Any Management Agreement and any other applicable synthetic lease documents in connection with a Synthetic Lease Transaction shall provide that the Management Company cannot be changed without the prior written consent of the Agent. Each Management Agreement between the Management Company and a Synthetic Lessee shall provide that an event of default under a financing for which the Management Company has direct or contingent liability in excess of a committed principal sum of $25,000,000 shall constitute a default under such Management Agreement. The Financing Documents shall provide that upon the occurrence of an Event of Default under this Agreement all income of all Facilities shall be paid at the option of the Agent by the Management Company to a lockbox for the payment of scheduled payments under the Assigned Notes prior to the payment of operating expenses of such Facilities. In connection with any Deed of Trust in the Borrowing Base, each Borrower shall agree to enter into a Management Agreement with an independent manager, selected by the Agent, as and when directed by the Agent if the Management Agreement has been terminated pursuant to the terms of this paragraph or if an Event of Default has occurred and is continuing; and it shall constitute an Event of Default under the Loan Documents if any Borrower fails to do so. The Financing Documents shall provide that termination of the Management Agreement without the prior written consent of the Agent shall constitute an Event of Default under the Financing Documents. No consent of the Agent shall be required for the termination of a Management Agreement if it is required to meet an obligation for a License and (a) the Management Company remains a Borrower, ARC or a Wholly Owned Subsidiary of ARC, and (b) any additional assignments of such Management Agreements required by the Agent are executed and delivered to the Agent. The foregoing notwithstanding, in connection with a Synthetic Lease Transaction, the Management Company must be ARC unless otherwise consented to in writing by the Agent.

         Section 7.19  Surveys

         Not less than twenty (20) business days prior to the inclusion of any Eligible Project in the Borrowing Base, the Borrowers shall furnish to the Agent, for approval by the Agent, six (6) copies of a survey of such Facility not more than ninety (90) days old (or more current if required for the title insurance company to delete the survey exception) and any recent recorded subdivision plats relating thereto. The foregoing notwithstanding, for a Development Project for which construction of building foundations has been completed, an ALTA foundation survey shall be required. The surveys shall be certified to the title company and to the Agent in the form provided by the Agent and shall comply with the survey requirements provided by the Agent. At the completion of construction of any Eligible Project, the Borrowers shall provide the Agent with an additional "as-built" survey.


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         Section 7.20  Inspections; Cooperation; Payment of Inspecting Engineer

         Each Borrower or other owner of any Facility will permit the Lenders and their duly authorized representatives (including, without limitation, the Inspecting Engineer) to enter upon any of the Land, to inspect the Improvements and any and all materials to be used in connection with the development of any of the Land and/or the construction of the Improvements, to examine all detailed plans and shop drawings and similar materials as well as all records and books of account maintained by or on behalf of such Borrower or other owner of a Facility relating thereto and to discuss the affairs, finances and accounts pertaining to any Facility and any of the Improvements with representatives of such Borrower or other owner of such Facility. Each Borrower and any other owner of a Facility shall at all times cooperate and cause the General Contractor and each and every one of its subcontractors and materialmen to cooperate with the Lenders and their duly authorized representatives (including, without limitation, the Inspecting Engineer) in connection with or in aid of the performance of the Agent's or Lenders' functions under this Agreement. The reasonable fees of any Inspecting Engineer engaged or employed by the Agent in connection with or in aid of the performance of the Agent's or the Lenders' functions under this Agreement shall be paid by the Borrowers or such other owner of a Facility.

         Section 7.21  Vouchers and Receipts

         Each Borrower or other owner of a Facility will furnish to the Agent, promptly on demand, any contracts, bills of sale, statements, receipted vouchers or agreements pursuant to which the Borrowers, or any of them, have any claim of title to any materials, fixtures or other articles delivered or to be delivered to the Land or incorporated or to be incorporated into any of the Improvements. The Borrowers or other owner of a Facility shall furnish to the Agent, promptly on demand, a verified written statement, in such form and detail as the Agent may require, showing all amounts paid for labor and materials and all items of labor and materials furnished or to be furnished for which payment has not been made and the amounts to be paid therefor.

         Section 7.22  Payments for Labor and Materials

         Each Borrower or other owner of a Facility will pay when due all bills for services or labor performed and materials supplied in connection with the development of the Land and the construction of the Improvements. In the event any mechanics' lien or other lien or encumbrance shall be filed or attached against the Property without the prior written consent of the Agent in each instance, each Borrower covenants and agrees that, within twenty (20) days after the filing of such lien, the Borrowers or other owner of a Facility will promptly discharge the same by payment or filing bond or otherwise as permitted by law; and if the Borrowers fail to do so, the Agent may, at its option, in addition to, and not in limitation of, all other rights and remedies of the Agent in the Event of Default by the Borrowers, and without regard to the priority of said mechanics' lien or other lien or encumbrance, pay the same, and all amounts expended by the Agent for such purpose shall constitute loans to the Borrowers and shall be secured by the Deed of Trust and the other Financing Documents, and be due and payable forthwith by the Borrower to the Agent with interest thereon at the Reimbursement Rate provided for in the Deed of Trust.



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         Section 7.23  Correction of Construction Defects

         Each Borrower or other owner of a Facility will promptly following any demand by the Agent, correct or cause the correction of any structural defects in the Improvements and any material departures or deviations from the Plans and Specifications, as determined by the Agent in its sole but reasonable discretion, not approved in writing by the Agent.

         Section 7.24  Fees and Expenses; Indemnity

         Each Borrower will pay all reasonable fees, charges, costs and expenses required to satisfy the conditions of the Financing Documents. Each Borrower shall hold the Lenders harmless and indemnify the Lenders against all claims of brokers and "finders" arising by reason of the execution and delivery of the Financing Documents or the consummation of the transaction contemplated hereby. Neither party is aware of any broker having a claim for payment.

         Section 7.25  Governmental Surveys or Inspections

         Each Borrower will furnish to the Agent copies of any and all annual inspections performed by any Governmental Authority or accreditation or certification organization with respect to any Facility.

         Section 7.26  Cost Reports

         Each Borrower will prepare and file all applicable cost reports to all third-party payors, if any, to the extent required by any such third-party payor and, within thirty (30) days thereafter, notify the Agent of any settlement of any cost report disclosed to the Agent as being open or unsettled as of the Credit Facility Closing Date to the extent any such cost report would have a materially adverse effect on any Borrower. Copies of any such cost reports will be furnished to the Agent.

         Section 7.27  Appraisals

                  (a) The Agent's obligation to make available the Loan shall be subject to the receipt by the Agent of an appraisal of each Eligible Project from an appraiser designated by the Agent. The basis of the appraisal calculation shown on the appraisal report and all other aspects of the appraisal report must be satisfactory to the Agent in all material respects and shall comply with all requirements of FIRREA. The Borrowers shall reimburse the Agent for all costs and expenses incurred by the Agent in connection with the preparation and review of such appraisal.

                  (b) In addition, the Agent shall have the right but not the obligation to require updated appraisals of any or all of the Eligible Projects, which appraisals shall be prepared by an appraiser or appraisers designated by the Agent and shall be in all respects reasonably acceptable to the Agent. The Borrowers shall reimburse the Agent upon demand for all costs and expenses incurred by any of the Lenders with respect to the preparation and review of all future appraisals


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

required pursuant to the terms hereof not to exceed one (1) future appraisal per Eligible Project per annum. The costs of any future appraisal in excess of one (1) future appraisal per Eligible Project per annum shall be borne by the Lenders.

                  (c) Appraisals shall include, if deemed necessary by the Agent, in its sole discretion, updated discounted cash flow analysis, inspections of and commentary on the physical status of the applicable Facility and an engineering review. The basis of the appraisal calculations shown on such appraisal reports and all other aspects of the appraisal reports must be satisfactory to the Agent in all material respects. If the Borrowers have paid the cost of the appraisal, a copy of the appraisal will be provided to the Borrower upon its signing of the Agent's standard appraisal release letter.

                  (d) A Default shall occur, if upon receipt of an updated appraisal, the value of the Facility, as determined by the Agent based upon its review of such appraisal is less than that required pursuant to this Agreement; provided, however, that the Borrowers will have three (3) days to cure such Default after notice thereof by the Agent.

         Section 7.28 Notification of Certain Events, Events of Default and Adverse Developments

         Each Borrower will promptly notify the Agent upon obtaining knowledge of the occurrence of any of the following:

                  (a) any Default or Event of Default under the Financing Documents;

                  (b) any default under a Synthetic Lease or any Assigned Note and/or Note Collateral;

                  (c) any event, development or circumstance whereby the financial statements furnished under the Financing Documents fail in any material respect to present fairly the financial condition and operational results of any Borrower;

                  (d) any judicial, administrative or arbitral proceeding pending against any Borrower or any judicial or administrative proceeding known by any Borrower to have been threatened against it in a written communication, which threatened proceeding, if adversely decided, could materially adversely affect any Borrower's financial condition or operations (present or prospective);

                  (e) the revocation, suspension, probation, restriction, limitation or refusal to renew, or any administrative procedure then in process for the revocation, suspension, probation, restriction, limitation, or refusal to renew, of any License, or the decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew, or the pending decertification, revocation, suspension, probation, restriction, limitation, or refusal to renew any participation or eligibility in any third party payor program in which any Borrower elects to participate, including, without limitation, Medicare, Medicaid or other private insurer programs, or any accreditation of any Borrower, or the issuance or pending issuance of any License for a period of


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

less than twelve (12) months as a consequence of sanctions imposed by any Governmental Authority, or the assessment or pending assessment of any civil or criminal penalties by any Governmental Authority, any third party payor or any accreditation organization or Person, which could materially adversely affect the financial condition or operations of any Borrower or any Affiliate (present or prospective) as determined by the Agent in its sole discretion;

                  (f) any other development in the business or affairs of any Borrower which may be a material adverse change in the business or operations of any Borrower;

                  (g) any action, including, but not limited to, the filing of any certificate of need application if required by law, the amendment of any Facility License or certification, or the issuance of any new License or certification for any Facility, under which any Borrower proposes (i) to develop a new Facility or service, and/or (ii) eliminate, materially expand or materially reduce any service;

                  (h) any actual contingent liability or a potential contingent liability of any Borrower of $50,000 or more individually or in the aggregate;

                  (i) In each case described in (a) through (h) above, such notification shall describe in detail satisfactory to the Agent the nature thereof and the action the Borrowers propose to take with respect thereto or a statement that the Borrowers intend to take no action and an explanation of the reasons for such inaction. In addition, each Borrower will furnish to the Agent immediately after receipt thereof copies of all administrative notices material to such Borrower's business and operation of any Facility and all responses by or on behalf of such Borrower with respect to such administrative notices.

         Section 7.29  Compliance with Environmental Laws

         If any Hazardous Materials are used, present or generated on any real property owned or controlled by any Borrower or any other owner of a Facility or for which any Borrower or any other owner of a Facility is responsible, such Person will use, process, distribute, handle, maintain, treat, store, dispose of and transport such substance in compliance with all applicable laws, including, but not limited to, those regulating PCB, underground storage tanks, radon and medical waste tracking, as well as any laws that are enacted after the date of this Agreement.

         Section 7.30  Hazardous Materials; Contamination

         Each Borrower will:

                  (a) Give notice to the Agent within five (5) Banking Days of such Borrower's; acquiring knowledge of the presence of any Hazardous Materials on any property owned or controlled by any Borrower or any Synthetic Lessee or for which any Borrower or Synthetic Lessee is responsible or of any Hazardous Materials Contamination with a full description thereof, except for reasonable quantities of necessary supplies for use by such Borrower in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws;


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

                  (b) promptly comply with any laws requiring special handling, maintenance, servicing, removal, treatment or disposal of Hazardous Materials or Hazardous Materials Contamination and provide the Agent upon request with satisfactory evidence of such compliance;

                  (c) provide the Agent, within thirty (30) days after a demand by the Agent, with a bond, letter of credit or similar financial assurance evidencing to the Agent's satisfaction that funds are available to pay the cost of removing, treating, and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any lien which may be established as a result thereof on any property owned, operated or controlled by any Borrower or Synthetic Lessee or for which any Borrower or Synthetic Lessee is responsible; and

                  (d) defend, indemnify and hold harmless the Lenders and each of their agents, employees, trustees, successors and assigns from any and all claims which may now or in the future (whether before or after the termination of this Agreement) be asserted as a result of the presence of any Hazardous Materials on any property owned, operated, controlled or managed by the Borrowers or Synthetic Lessee or for which any of the Borrowers or Synthetic Lessee are responsible for any Hazardous Materials Contamination.

         Section 7.31      Participation in Reimbursement Programs

         In the event any Borrower, any Synthetic Lessee or the Management Company elects to participate in any plans and/or programs for third-party payment and/or reimbursement, and the revenues derived from a single plan or program exceed ten percent (10%) of the gross revenues of the applicable Facility, such Borrower will continue its participation in any and all such plans and/or programs for third-party payment and/or reimbursement from, and claims against, private insurers or programs for payment and/or reimbursement from federal, state and local governmental agencies and/or private or quasi-public insurers, including, without limitation, Managed Care Plans, Medicaid and Medicare and the Veterans Administration (as determined by the Borrowers in the good faith exercise of their prudent and commercially reasonable business judgment). While participating in such plans, such Borrower, Synthetic Lessee or Management Company shall comply in all material respects with any and all rules, regulations, standards, procedures and decrees necessary to maintain such party's participation in any such third party payment or reimbursement program or plan.

         Section 7.32  Inspection and Other Reports and Notices

         Each Borrower will furnish to the Agent copies of any and all annual inspections performed by any Governmental Authority or accreditation or certification organization with respect to any Facility. Each Borrower will also furnish to the Agent copies of all reports or notices from any Governmental Authority or other organization pertaining to the licensure of or Participation Agreements or Operating Agreements for any Eligible Project which (a) cite any deficiency, (b) indicate that a penalty will be imposed unless a corrective action is taken, (c) impose a penalty (including, but not limited to, a monetary penalty, a ban on admissions or a suspension of a license) or (d) would be otherwise materially adverse to the business or


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

operations of such Facility, together with Borrower's written response to any such report or notice.

         Section 7.33  Interest Rate for Assigned Notes

         Each Assigned Note shall bear interest at a rate not less than the LIBOR Rate (as defined in the Assigned Notes) plus 300 basis points per annum but in no event less that eight percent (8%) per annum.

                                  ARTICLE VIII

                         NEGATIVE COVENANTS OF BORROWER

         Until payment in full and the performance of all of the Obligations, without the prior written consent of the Agent as permitted pursuant to the Agency Agreement, no Borrower will directly or indirectly:

         Section 8.1  Borrowings

         Create, incur, assume or suffer to exist any liability for borrowed money other than the Loan or loans from Affiliates that are bearing interest at a rate no higher than that then applicable to the Loan and are unsecured and subordinated as to payment of principal and interest (either by their terms or by separate written agreement) to the Loan; provided, however, that so long as no Event of Default has occurred, the Borrowers may make scheduled payments of interest on such debt.

         Section 8.2  Deeds of Trust and Pledges

         Create, incur, assume, permit or suffer to exist any deed of trust, mortgage, pledge, Lien or other encumbrance of any kind upon, or any security interest in, any of its property or assets, including the Collateral or impair the value thereof, whether now owned or hereafter acquired.

         Section 8.3  Sale or Transfer of Assets

         Enter into any arrangement whereby such Borrower shall sell, lease, transfer, assign or otherwise dispose of any of its assets other than (a) sales or other disposition of assets in the ordinary course of business for value, provided the proceeds thereof are used to pay down the Loan, or the asset sold or disposed of is replaced by one of equal or greater value, or (b) the transfer of an Eligible Project or the sale of an Eligible Project or the transfer of an Assigned Note, in either case, in which case the Borrowing Base will be reduced by the availability attributed to such Facility.

         Section 8.4  Other Liens; Transfers; "Due-on-Sale"; etc.

         Without the prior written consent of the Agent, create or permit to be created or remain with respect to any of the Property or any part thereof or income therefrom, any mortgage,


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

pledge, lien, encumbrance or charge, or security interest, or conditional sale or other title retention agreement, whether prior or subordinate to the lien of the Financing Documents, other than in connection with the Financing Documents or as otherwise provided or permitted therein. Except for any grant, conveyance, sale, assignment or transfer in the ordinary course of any Borrower's business and which is specifically conditioned upon the release of record of the lien of the Deed of Trust and the other Financing Documents as to that Eligible Project granted, conveyed, sold, assigned or transferred as otherwise permitted hereunder, no Borrower will, without the prior written consent of the Agent, make, create, permit or consent to any conveyance, sale, assignment or transfer of any of the Property or any part thereof, other than in connection with the Financing Documents or as otherwise provided or permitted therein.

         Section 8.5  Advances and Loans

         Make loans or advances to any Person, including, without limitation, any Affiliates, partners or employees of any Borrower except for loans evidenced by the Assigned Notes.

         Section 8.6  Contingent Liabilities

         Assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit and collection or similar transactions in the ordinary course of business.

         Section 8.7  Licenses

         Allow any License, permit, right, franchise or privilege necessary for the ownership or operation of any Facility for the purposes for which any Facility is intended to be used to lapse, be suspended, be revoked, be denied renewal, be forfeited or be placed on probation unless solely due to administrative delay by the licensing authority.

         Section 8.8  ERISA Compliance

                  (a) Restate or amend any Plan established and maintained by any Borrower or any Commonly Controlled Entity and subject to the requirements of ERISA, in a manner designed to disqualify such Plan and its related trusts under the applicable requirements of the Code;

                  (b) permit any partners of any Borrower or any Commonly Controlled Entity to materially adversely affect the qualified tax-exempt status of any Plan or related trusts of any Borrower or any Commonly Controlled Entity under the Code;

                  (c) engage in or permit any Commonly Controlled Entity to engage in any Prohibited Transaction;

                  (d) incur or permit any Commonly Controlled Entity to incur any Accumulated Funding Deficiency, whether or not waived, in connection with any Plan;


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

                  (e) take or permit any Commonly Controlled Entity to take any action or fail to take any action which causes a termination of any Plan in a manner which could result in the imposition of a lien on the property of any Borrower or any Commonly Controlled Entity pursuant to Section 4068 of ERISA;

                  (f) fail to notify the Agent that notice has been received of a "termination" (as defined in ERISA) of any Multiemployer Plan to which any Borrower or any Commonly Controlled Entity has an obligation to contribute;

                  (g) incur or permit any Commonly Controlled Entity to incur a "complete withdrawal" or "partial withdrawal" (as defined in ERISA) from any Multiemployer Plan to which any Borrower or any Commonly Controlled Entity has an obligation to contribute; or

                  (h) fail to notify the Agent that notice has been received from the administrator of any Multiemployer Plan to which any Borrower or any Commonly Controlled Entity has an obligation to contribute that any such Plan will be placed in "reorganization" (as defined in ERISA).

         Section 8.9  Transfer of Collateral

         Transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral; provided, however, that the Borrowers may transfer the Collateral or the books and records related thereto to another location if the Borrowers shall have provided to the Agent prior to such transfer an opinion of counsel addressed to the Agent to the effect that the Lenders' perfected security interest shall not be affected by such move or if it shall be affected, setting forth the steps necessary to continue the Lender's perfected security interest together with the commencement of such steps by the Borrowers at their expense.

         Section 8.10  Sale of Accounts or Receivables

         Sell, discount, transfer, assign or otherwise dispose of any of its Accounts or Receivables of any Facility, such as accounts receivable, notes receivable, installment or conditional sales agreements or any other rights to receive income, revenues or moneys, however evidenced.

         Section 8.11  Amendments; Terminations

         Except as otherwise provided herein, amend or terminate or agree to amend or terminate any License, Participation Agreement which exceeds ten percent (10%) of the gross revenue of the applicable Facility, any Management Agreement, or, except in the ordinary course of business any other Management Contracts and Operating Agreements which may have been entered into by any Borrower with respect to any Facility and which exceeds ten percent (10%) of the gross revenue of the applicable Facility, or consent to or waive any material provisions thereof.


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

         Section 8.12  Prohibition on Hazardous Materials

         Place, manufacture or store or permit to be placed, manufactured or stored, any Hazardous Materials on any property owned, controlled or operated by any Borrower or any Wholly Owned Subsidiary or for which any Borrower or any Wholly Owned Subsidiary is responsible, except for reasonable quantities of necessary supplies for use by any Borrower or any Wholly Owned Subsidiary in the ordinary course of its current line of business and stored, used and disposed of in accordance with applicable Laws.

         Section 8.13  Subsidiaries

         Create or acquire any Subsidiaries other than Wholly Owned Subsidiaries of which the Agent has approved in the exercise of their sole and absolute discretion, which approval may be conditioned, among other things, on the execution and delivery of an Additional Borrower Joinder Supplemental and such other Financing Documents as the Agent may require.

         Section 8.14  Mergers or Acquisitions

         Enter into any merger or consolidation or amalgamation, wind up or dissolve itself (or suffer any liquidation or dissolution), or acquire all or substantially all of the assets of any person, firm, joint venture or corporation except to acquire a Wholly Owned Subsidiary.

         Section 8.15  Conditional Sales

         Incorporate in the Improvements any property acquired under a conditional sales contract, or lease, or as to which the vendor retains title or a security interest without the prior written consent of the Agent.

         Section 8.16  Changes to Plans and Specification

         After review and approval of a Total Development Budget by the Agent, permit any change order increasing the price of the Improvements for an Eligible Project by more than $50,000 for any one change order or by more than $50,000 in the aggregate or materially altering the scope of the Improvements, without the prior written consent of the Agent which consent will not be unreasonably withheld.

         Section 8.17  Construction Contract; Construction Management

         Execute any contract or agreement or become a party to any arrangement for the construction of any Improvements or for construction management services with respect to any Property without the prior written consent of the Agent.

         Section 8.18  Line of Business

         Allow any Borrower, the Guarantor or any Subsidiary of any of them to enter into any lines or areas of business if as a result, the general nature of the business, taken on a consolidated


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

basis, which would be engaged in by the Borrowers or the Guarantor individually or on a consolidated basis with its subsidiaries, would be substantially changed from the general nature of the business engaged in by the Borrowers and the Guarantor on the date hereof.

         Section 8.19  Stock Redemption

         Repurchase, redeem or retire any stock or partnership interest in any Borrower.

         Section 8.20  Single Purpose Entity

         Engage in any activity which would cause any Borrower to be other than a single purpose entity for the purpose of the Loan.

         Section 8.21  Limitation on Acquisition Projects

         Acquire any Acquisition Project for a purchase price in excess of $25,000,000.

         Section 8.22  Amendments to Synthetic Lease Transaction Documents

         Amend, modify, substitute or terminate any Assigned Note or any Note Collateral, including but not limited to any Synthetic Lease or Management Agreement.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         The occurrence of one or more of the following events shall be an "Event of Default" under this Agreement, and the term "Event of Default" shall mean, whenever it is used in this Agreement, any one or more of the following events:

         Section 9.1  Failure to Pay and/or Perform the Obligations

         The Borrowers shall fail to:

                  (a)      make any payment of interest on the Notes within five
(5) calendar days of the date when due, or

                  (b) pay any of the other Obligations including but not limited to the Expense Payments and Liquidation Costs within five (5) calendar days of the date when due, except with regard to payment of (a) any Borrowing Base Deficiency which shall be due as provided in Section 2.1 (h) hereof, and
(b) amounts due at maturity for which no notice or cure period shall be required to be given.


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

         Section 9.2  Breach of Representations and Warranties

         Any material representation or warranty made in this Agreement or in any report, certificate, opinion (including any opinion of counsel for the Borrowers), financial statement or other instrument furnished in connection with the Obligations or with the execution and delivery of any of the Financing Documents, shall prove to have been false or misleading when made (or, if applicable, when reaffirmed) in any material respect.

         Section 9.3  Failure to Comply with Covenants

         Default shall be made by any Borrower in the due observance and performance of any covenant, condition or agreement contained in Article VII hereof (except for Section 7.8Maintenance of Properties, Section 7.9Maintenance of the Collateral, Section 7.12Subsequent Opinion of Counsel as to Recording Requirements, Section 7.13Books and Records, Section 7.17ERISA, Section 7.19Surveys, Section 7.20Inspections; Cooperation; Payment of Inspecting Engineer, Section 7.24Fees and Expenses; Indemnity, Section 7.27Appraisals, or in ARTICLE VIII hereof.

         Section 9.4 Failure to Comply with Financial Reporting or Books and Records

         Default shall be made by any Borrower in the due observance or performance of Section 7.1 or Section 7.13, which default shall remain unremedied, for more than ten (10) days after written notice thereof to the Borrowers by the Agent.

         Section 9.5  Other Defaults

         Default shall be made by any Borrower in the due observance or performance of any other term, covenant or agreement of this Agreement other than as set forth in this Article IX, which default shall remain unremedied for more than thirty (30) days after written notice thereof to the Borrowers by the Agent.

         Section 9.6  Default Under Other Financing Documents

         A Default shall occur under any of the other Financing Documents, and such Default is not cured within any applicable grace period provided therein.

         Section 9.7  Receiver; Bankruptcy

         An Act of Bankruptcy occurs with respect to any Borrower or any Borrower becomes generally unable to pay its debts as they become due; provided, however, if a proceeding with respect to an Act of Bankruptcy is filed or commenced against any Borrower, the same shall not constitute an Event of Default if such proceeding is dismissed within sixty (60) days from the date of such Act of Bankruptcy.



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

         Section 9.8  Judgment

         Unless adequately insured in the reasonable opinion of the Agent, the entry of a final judgment against any Borrower of $1,000,000 or more or any attachment or other levy against the property of any Borrower remains unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty
(30) days.

         Section 9.9  Execution; Attachment

         Any execution or attachment shall be levied against the Collateral, or any part thereof, and such execution or attachment shall not be set aside, discharged or stayed within thirty (30) days after the same shall have been levied.

         Section 9.10  Default Under Other Borrowings

                  (a) A Default which continues beyond any applicable grace period shall occur under any obligation of or guaranteed by any Borrower equal to or greater than $100,000, or any recourse obligation of or guaranteed by the Guarantor equal to or greater than $1,000,000, if the effect of such default is to accelerate the maturity of such obligation or to permit the holder or obligee thereof to cause such obligation to become due prior to its stated maturity;

                  (b) A Default shall occur under any obligation of a consolidated Affiliate equal to or greater than $10,000,000, which is otherwise non-recourse to each Borrower and the Guarantor.

         Section 9.11  Change in Status or Ownership

         Any Borrower is dissolved, merged, consolidated or reorganized, or any change occurs in the ownership of the outstanding stock of any Borrower without the prior written consent of the Agent.

         Section 9.12  Damage to Improvements

         At any time prior to the issuance of a certificate of occupancy or completion therefor, any of the Improvements are substantially damaged or destroyed by fire or other casualty and the Agent determines in good faith that such Improvements cannot be restored and completed in accordance with the terms and provisions of the Deed of Trust unless the Borrowers exclude the affected Eligible Project from the calculation of the Borrowing Base.

         Section 9.13  Mechanic's Lien

         A lien for the performance of work or the supply of materials which is perfected against any of the Land remains unsatisfied or un-bonded or for which no other arrangements satisfactory to the Agent have been made for a period of twenty (20) days after the date of perfection unless the Borrowers exclude the affected Eligible Project from the calculation of the Borrowing Base.


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

         Section 9.14  Survey Matters

         Any Survey required by the Lenders during the period of construction shows any matters not approved by the Agent and such matters not approved are not removed within thirty (30) days after Notice thereof by the Agent to the Borrowers unless the Borrowers exclude the affected Eligible Project from the Borrowing Base.

         Section 9.15  General Contractor Default

         The General Contractor shall have defaulted under any Construction Contract, which default the Agent, in its sole discretion, shall deem substantial, and the Borrowers, after thirty (30) days notice from the Agent, shall fail to commence exercising any resulting right or remedy to which it may be entitled thereunder and diligently pursue such right or remedy unless the Borrowers exclude the affected Eligible Project from the calculation of the Borrowing Base.

         Section 9.16  Zoning

         Any change in any zoning ordinance or any other public restriction is enacted, limiting or defining the uses which may be made of any of the Property or a part thereof, such that the use of any of the Property, as specified herein, would be in material violation of such restriction or zoning change unless the Borrowers exclude the affected Eligible Project from the calculation of the Borrowing Base.

         Section 9.17  Updated Appraisal

         The value of any Facility, as determined by the Agent based on its review of an updated appraisal provided pursuant to Section 7.27, is less than that required pursuant to the terms hereof; provided, however, that the Borrowers shall have three (3) days to cure such Default after notice thereof by the Agent.

         Section 9.18  Default Under Synthetic Lease Transaction

         A default or event of default shall occur under any Assigned Note or Note Collateral and continue beyond any applicable cure period; provided, however, that a default in the payment of interest due on the Assigned Note alone will not constitute an Event of Default hereunder unless such default continues for ninety (90) days or longer.

                                    ARTICLE X

                        RIGHTS AND REMEDIES UPON DEFAULT

         Section 10.1  DEMAND; ACCELERATION

         THE OCCURRENCE OR NONOCCURRENCE OF AN EVENT OF DEFAULT UNDER THIS AGREEMENT SHALL IN NO WAY AFFECT OR CONDITION THE RIGHT


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

OF THE LENDERS TO DEMAND PAYMENT AT ANY TIME OF ANY OF THE OBLIGATIONS WHICH ARE PAYABLE ON DEMAND REGARDLESS OF WHETHER OR NOT AN EVENT OF DEFAULT HAS OCCURRED. Upon the occurrence of an Event of Default, and in every such event and at any time thereafter, the Agent may declare the Obligations due and payable, without presentment, demand, protest, or any notice of any kind, all of which are hereby expressly waived, anything contained herein or in any of the other Financing Documents to the contrary notwithstanding.

         Section 10.2  Further Advances; Immediate Acceleration

         Following a Default or an Event of Default the Agent may from time to time without notice to any Borrower suspend, terminate or limit any further advances under the Loan or other extensions of credit under this Agreement and under any of the other Financing Documents. Further, upon the occurrence of an Event of Default or Default specified in Article IX above, the unpaid principal amount of the Notes (with accrued interest thereon) and all other Obligations then outstanding, shall immediately become due and payable in the Agent's sole discretion without further action of any kind and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by each Borrower.

         Section 10.3 Further Advances; Material Adverse Change or Impairment of Position

         If the Agent determines in its reasonable discretion that (a) a material adverse change has occurred in the financial condition or operation of the Guarantor or any Borrower or an event has occurred which impairs the prospect of payment of the obligations and/or the value of the Facilities or the Collateral (in either case, regardless of whether it would constitute an Event of Default under this Agreement), the Agent may from time to time without notice to any Borrower suspend, terminate or limit any further advances under the Loan or other extensions of credit under this Agreement and refuse to include any additional Eligible Projects in the Borrowing Base.

         Section 10.4  Specific Rights With Regard to Collateral

         Following an Event of Default, in addition to all other rights and remedies provided in this Agreement, the Deed of Trust, and any of the other Financing Documents, and all other rights and remedies as shall exist at law or in equity from time to time, the Agent may, without further notice to the Borrowers and subject to the terms of the Agency Agreement:

                  (a) assign any and all Operating Agreements and Management Contracts to any Person designated by the Agent, and/or exercise all rights and privileges of the applicable Borrowers under such contracts and agreements for the purpose of realizing on the Collateral and to the extent and for the time required to realize the value of the Collateral;

                  (b)      to the extent permitted by applicable law,

                           (i)      enter into  possession  of any of the
Property and perform any and all work and labor necessary to complete the development of the Land and the construction of



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

the Improvements thereon (whether or not in accordance with the Plans and Specifications thereon);

                           (ii)     employ watchmen to protect the Property and
the Improvements; and

                           (iii) assume such management, operation and control
of the Property to the extent and for the time necessary to realize the value of the Collateral;

                  (c) cause any Borrower to engage, contract with, and/or hire qualified service, billing, collection and other such agents, organizations and companies acceptable to the Agent to collect and/or realize upon any or all of the Collateral and to remit the proceeds to the Agent;

                  (d) subject to applicable state and federal laws pertaining to resident confidentiality, request any Account Debtor obligated on any of the Accounts to make payments thereon directly to the Agent to the extent permitted by applicable law, with the Agent taking control of the cash and non-cash proceeds thereof and/or direct any Borrower to (and such Borrower shall) turn over to the Agent immediately following receipt all payments with respect to the Collateral in the form received (with the addition of all necessary endorsements) and not to deposit, negotiate or otherwise deal with those payments;

                  (e) compromise, extend or renew any of the Collateral or deal with the same as it may deem advisable;

                  (f) make exchanges, substitutions or surrenders of all or any part of the Collateral;

                  (g) remove from any Borrower's places of business all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Lenders, make such use of any Borrower's places of business as may be reasonably necessary to administer, control and collect the Collateral;

                  (h) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

                  (i) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

                  (j) settle, renew, extend, compromise, compound, exchange or adjust claims in respect of any of the Collateral or any legal proceedings brought in respect thereof;

                  (k) endorse the name of any Borrower upon any items of payment relating to the Collateral or on any Proof of Claim in Bankruptcy against an Account Debtor; and

                  (l) notify the post office authorities to change the address for the delivery of mail to any Borrower to such address or post office box as the Agent may designate and receive and open all mail addressed to any Borrower.

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

                           (m)      Notify any Synthetic Lessor to make payments
on any Assigned Note directly to the Agent.

         In addition, each Borrower shall, following an Event of Default promptly, upon request, execute and deliver to the Agent written assignments, to the extent permitted by applicable law, in form and content acceptable to the Agent, of specific Accounts or groups of Accounts; provided, however, that the lien and/or security interest granted to the Lenders under this Agreement shall not be limited in any way to or by the inclusion or exclusion of Accounts within such assignments. Such Accounts shall secure payment of the Obligations and are not sold to the Lenders whether or not any assignment thereof, which is separate from this Agreement, is in form absolute.

         Following an Event of Default, the Lenders may also direct any Borrower to appoint a manager for any or all of the Facilities and enter into a Management Agreement with one or more management companies approved by the Lenders, the terms of which agreement shall be approved by the Lenders.

         Section 10.5  Performance by Lenders

         Following an Event of Default, the Agent without the necessity of prior notice to or demand upon any Borrower and without waiving or releasing any of the Obligations or any Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of any Borrower, and may enter upon the premises of any Borrower for that purpose and take all such action thereon as the Agent may consider necessary or appropriate for such purpose. The Agent will give the Borrowers notice following any such performance by the Agent. All sums so paid or advanced by the Agent and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith (the "Expense Payments") together with interest thereon from the date of payment, advance or incurring until paid in full at the Post Default Rate shall be paid by the Borrowers to the Agent on demand and shall constitute and become a part of the Obligations and be secured by the Deed of Trust. For this purpose, each Borrower hereby constitutes and appoints the Lenders, or the Agent on behalf of the Lenders, its true and lawful attorney-in-fact with full power of substitution to complete work on any Eligible Project in the name of such Borrower, and hereby empowers said attorney or attorneys as follows:

                  (a) To use any funds of such Borrower including any balance which may be held in escrow and any funds which may remain un-advanced under the Loan for the purpose of completing the development of any of the Land and the construction of any of the Improvements, whether or not in the manner called for in the Plans and Specifications;

                  (b) To make such additions and changes and corrections to any of the Plans and Specifications which shall be necessary or desirable in the judgment of the Agent to complete the development of any of the Land and the construction of any of the Improvements;

                           (c)      To employ such contractors, subcontractors,
agents, architects and inspectors as shall be necessary or desirable for said purpose;



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

                  (d) To pay, settle or compromise all existing bills and claims which are or may be liens against any of the Property, or may be necessary or desirable for the completion of the work or the clearance of title to any of the Property;

                  (e) To execute all applications and certificates which may be required in the name of such Borrower; and

                  (f) To do any and every act with respect to the development of the Land and the construction of the Improvements which such Borrower may do in its own behalf.

         It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked. Said attorney-in-fact shall also have the power to prosecute and defend all actions or proceedings in connection with the development of the Land and the construction of the Improvements and to take such actions and to require such performance as the Lenders may deem necessary.

         Section 10.6  Uniform Commercial Code and Other Remedies

         Upon the occurrence of an Event of Default (and in addition to all of their other rights, powers and remedies under this Agreement), the Agent shall have all of the rights and remedies of a secured party under the applicable Uniform Commercial Code and other applicable laws, and the Lenders are authorized to offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of any Borrower now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, any of the Lenders; and upon demand by the Agent, the Borrowers shall assemble the Collateral and make it available to the Agent, at a place designated by the Agent; and the Lenders or their agents may enter upon the Borrower's premises to take possession of the Collateral, to remove it, to render it unusable, or to sell or otherwise dispose of it.

         Any written notice of the sale, disposition or other intended action by the Agent with respect to the Collateral including but not limited to any Assigned Note which is sent by certified mail, postage prepaid, to the Borrowers at the address set forth herein, or such other address of the Borrowers which may from time to time be shown on the Agent's records, at least ten (10) days prior to such sale, disposition or other action, shall constitute reasonable notice to the Borrowers. The Borrowers shall pay on demand all costs and expenses, including, without limitation, attorneys' fees and expenses, incurred by or on behalf of the Lenders, or any of them, in preparing for sale or other disposition, selling, managing, collecting or otherwise disposing of, the Collateral. All of such costs and expenses (the "Liquidation Costs") together with interest thereon from the date incurred until paid in full at the Post Default Rate, shall be paid by the Borrowers to the Agent on demand and shall constitute and become a part of the Obligations. Any proceeds of sale or other disposition of the Collateral will be applied by the Lenders to the payment of the Liquidation Costs and Expense Payments, and any balance of such proceeds will be applied by the Lenders to the payment of the balance of the Obligations in such order and manner of application as the Lenders may from time to time in their sole discretion determine. After such application of the proceeds, any balance shall be paid to the Borrowers or to any other party entitled thereto.






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
         Section 10.7  Receiver or Other Court Order

         Following an Event of Default, as a matter of right, following ten
(10) days notice and without regard to the adequacy of the security, and upon application to a court of competent jurisdiction, the Agent shall be entitled to the immediate appointment of a receiver for all or any part of the Collateral, and of the payments and proceeds thereof and therefrom, whether such receivership be incidental to a proposed sale of the Collateral or otherwise, and each Borrower hereby consents to the appointment of such a receiver and to an order of court directing that payments, including Medicare and Medicaid payments, be made directly to the receiver. The Borrowers will pay to the Agent, upon demand, all expenses, including receiver's fees, attorney's fees, costs and agents compensation, advanced by any of the Lenders and incurred pursuant to the provisions contained in this Section.

         Section 10.8  License of Tradename

         Each Borrower does hereby grant to the Agent for the benefit of the Lenders and their affiliates, any trustee under a Deed of Trust and their management company a license to use the applicable Borrower's name, and the name "Homewood" or any other additional tradename used now or in the future in connection with any Eligible Project during the term of the Credit Facility and any marks associated therewith in the operation of a Facility upon such Lender's or trustee's taking of possession or taking over management of a Facility or acquiring title thereto at a foreclosure sale which license shall be in effect for a period of twenty-four (24) months from the date thereof but shall be extended for any period up to an additional six (6) months if the Borrowers take any action to delay or obstruct the Lenders' exercise of their remedies under the Financing Documents. Each Borrower further agrees that a third-party purchaser of a Facility may continue to operate the Facility under the applicable Borrower's name unless the Borrowers object in writing thereto. In connection herewith, the Borrowers have caused or shall cause ARC to grant a similar license.

                                   ARTICLE XI

                                 MISCELLANEOUS

         Section 11.1  Notices

         All notices, certificates or other communications hereunder shall be deemed given when delivered by hand or courier, the following Banking Day after delivery by Federal Express or similar overnight delivery service, or three (3) Banking Days after being mailed by certified mail, postage prepaid, return receipt requested, addressed as follows:

if to the Agent
or the Lenders:            Bank United
                           3200 Southwest Freeway, Suite 2904
                           Houston, TX 77027
                           Attn: William B. Roberson


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

                           and
                           David Jones, Esq.
                           Office of General Counsel
                           Bank United
                           3200 Southwest Freeway, Suite 1610
                           Houston, Texas 77027

With a courtesy
copy to:                   Mays & Valentine L.L.P.
                           8201 Greensboro Drive, Suite 800
                           McLean, Virginia 22102
                           Attn: Margaret Ann Brown, Esq.

if to the Borrowers:       c/o American Retirement Corporation
                           111 Westwood Place, Suite 402
                           Brentwood, Tennessee 37027
                           Attn: George Hicks, Chief Financial Officer

With a courtesy            T. Andrew Smith, Esq.
copy to:                   Bass, Berry & Sims
                           2700 First American Center
                           Nashville, Tennessee 37238

         Section 11.2  Consents and Approvals

         If any consent, approval, or authorization of any Governmental Authority or of any Person having any interest therein, should be necessary to effectuate any sale or other disposition of the Collateral, each Borrower agrees to execute all such applications and other instruments, and to take all other action, as may be required in connection with securing any such consent, approval or authorization.

         Section 11.3  Remedies, etc. Cumulative

         Each right, power and remedy of the Agent or Lenders as provided for in this Agreement or in any of the other Financing Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or in any of the other Financing Documents or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise or beginning of the exercise by the Lenders of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Lenders of any or all such other rights, powers or remedies. In order to entitle the Lenders to exercise any remedy reserved to it herein, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Agreement.


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

         Section 11.4  No Waiver of Rights by the Agent or Lenders

         No failure or delay by the Agent or the Lenders to insist upon the strict performance of any term, condition, covenant or agreement of this Agreement or of any of the other Financing Documents, or to exercise any right, power or remedy consequent upon a breach thereof, including foreclosure on the Property under the Deed of Trust shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach or preclude the Agent or the Lenders from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement or under any of the other Financing Documents, neither the Agent nor the Lenders shall be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or under any of the other Financing Documents, or to declare a Default or Event of Default for failure to effect such prompt payment of any such other amount.

         Section 11.5  Entire Agreement; Conflict with Agency Agreement

         The Financing Documents shall completely and fully supersede all other agreements, both written and oral, between the Lenders and the Borrowers, or any of them, relating to the Obligations. Neither the Lenders nor any Borrower shall hereafter have any rights under such prior agreements but shall look solely to the Financing Documents for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Obligations. In the event of a conflict between this Agreement and the Agency Agreement, this Agreement shall govern; provided, however, that the Borrowers hereby acknowledge and agree that although this Agreement refers to the Agent's rights, remedies and authority to give a consent or to act in connection with the Credit Facility, the Agency Agreement requires that the Agent obtain the approval of or act in accordance with the direction of some or all of the Lenders and such requirement shall not be considered a conflict with this Agreement.

         Section 11.6  Survival of Agreement; Successors and Assigns

         All covenants, agreements, representations and warranties made by each Borrower herein and in any certificate, in the Financing Documents and in any other instruments or documents delivered pursuant hereto shall survive the making by the Lenders of the Loan and the execution and delivery of the Notes, and shall continue in full force and effect so long as any of the Obligations are outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each Borrower, which are contained in this Agreement shall inure to the benefit of the respective successors and assigns of each of the Lenders, and all covenants, promises and agreements by or on behalf of the Lenders which are contained in this Agreement shall inure to the benefit of the permitted successors and permitted assigns of each Borrower, but this Agreement may not be assigned by any Borrower without the prior written consent of the Lenders.


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         Section 11.7  Expenses

         The Borrowers agree to pay all reasonable out-of-pocket expenses of the Lenders (including the reasonable fees and expenses of the legal counsel of the Agent or any other Lender) in connection with the preparation of this Agreement, the making of the Loan hereunder, the recordation of all financing statements and such other instruments as may be required by the Agent at the time of, or subsequent to, the execution of this Agreement to secure the Obligations (including any and all recordation tax and other costs and taxes incident to recording), the protection or preservation of Collateral or the Lenders' interest therein, the administration of the Loan (not otherwise contemplated by any fee paid by the Borrowers), any future modification of the Financing Documents, the addition of Eligible Projects to the Borrowing Base, or the enforcement of any provision of this Agreement and the collection of the Obligations. The Borrowers agree to indemnify and save harmless the Lenders from any liability resulting from the failure to pay any required recordation tax, transfer taxes, recording costs or any other expenses incurred by the Lenders in connection with the Obligations. The provisions of this Section shall survive the execution and delivery of this Agreement and the repayment of the Obligations. The Borrowers further agree to reimburse the Lenders upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses and travel expenses) incurred by the Lenders, or any of them, in enforcing any of the Obligations or any security therefor or incurred in connection with any bankruptcy proceeding or in any post-judgment enforcement or collection action, together with interest at the Post Default Rate which agreement shall survive the termination of this Agreement and the repayment of the Obligations.

         Section 11.8  Counterparts

         This Agreement may be executed in any number of counterparts all of which together shall constitute a single instrument.

         Section 11.9  Governing Law

         This Agreement and all of the other Financing Documents shall be governed by and construed in accordance with the laws of the State of Texas; provided, however, any Deed of Trust and any financing statements covering fixtures securing the Loan shall be governed by, and construed in accordance with, the laws of the state in which the applicable Facility is located.

         Section 11.10  Modifications

         No modification or waiver of any provision of this Agreement or of any of the other Financing Documents, nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in the same, similar or other circumstance.


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         Section 11.11  Illegality

         If fulfillment of any provision hereof or any transaction related hereto or to any of the other Financing Documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained other than the provisions hereof pertaining to repayment of the Obligations operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only shall be void, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect; and if such provision pertains to repayment of the Obligations, then, at the options of the Lenders, all of the Obligations of the Borrowers to the Lenders shall become immediately due and payable.

         Section 11.12 Gender, etc.

         Whenever used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders.

         Section 11.13  Headings

         The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.

         Section 11.14  Waiver of Trial by Jury

         EACH BORROWER, THE AGENT AND EACH LENDER HEREBY JOINTLY AND SEVERALLY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH ANY OF THEM MAY BE PARTIES, NOT GOVERNED BY THE ARBITRATION PROVISIONS HEREOF OR OF ANY OF THE OTHER FINANCING DOCUMENTS, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT, (B) ANY OF THE FINANCING DOCUMENTS, OR (C) THE COLLATERAL. THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT.

         This waiver is knowingly, willingly and voluntarily made by each Borrower and each Lender, and each Borrower and each Lender hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Each Borrower and each Lender further represent that they have been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of their own free will, and that they have had the opportunity to discuss this waiver with counsel.

         Section 11.15  No Warranty by Lenders or Agent


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         By accepting or approving anything required to be observed, performed or fulfilled by any Borrower or to be given to the Agent or the Lenders pursuant to this Agreement, including, without limitation, any certificate, balance sheet, statement of profit and loss or other financial statement, Survey, receipt, appraisal or insurance policy, the Lenders shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof and any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by the Lenders.

         Section 11.16  Liability of the Lenders

         No Lender shall be liable for another Lender's failure to fund its ratable share of any advance under the Loan. The Lenders shall not be liable for any other act or omission by the Lenders, or any of them (INCLUDING ANY ACT OR OMISSION CONSTITUTING, CAUSED BY OR RESULTING FROM THE ORDINARY NEGLIGENCE OF THE LENDERS), pursuant to the provisions of this Agreement in the absence of fraud or gross negligence. The Lenders shall incur no liability to the Borrowers or any other party in connection with the acts or omissions of any of the Lenders in reliance upon any certificate or other paper believed by the Lenders to be genuine or with respect to any other thing which the Lenders may do or refrain from doing, unless such act or omission amounts to fraud or gross negligence. The Borrowers hereby agree that the Lenders shall not be chargeable for any negligence, mistake, act or omission of any accountant, examiner, agency or attorney employed by the Lenders, or any of them, (except for the gross negligence or willful misconduct of any person, corporation, partnership or other entity employed by any of the Lenders) in making examinations, investigations or collections, or otherwise in perfecting, maintaining, protecting or realizing upon any lien or security interest or any other interest in the Collateral or other security for the Obligations. In connection with the performance of their duties pursuant to this Agreement, the Lenders may consult with counsel of their own selection, and do anything which the Lenders may do or refrain from doing, in good faith, in reliance upon the opinion of such counsel shall be full justification and protection to the Lenders. THE BORROWERS SHALL INDEMNIFY, DEFEND AND HOLD THE LENDERS AND THEIR SUCCESSORS AND ASSIGNS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, SUITS, LOSSES, DAMAGES, ASSESSMENTS, FINES, PENALTIES, COSTS OR OTHER EXPENSES (INCLUDING REASONABLE ATTORNEY'S FEES AND COURT COSTS) ARISING FROM OR IN CONNECTION WITH THIS AGREEMENT CAUSED BY OR RESULTING FROM THE ORDINARY NEGLIGENCE OF THE AGENT OR ANY OTHER LENDER. Any indemnity provision for the benefit of the Lenders set forth herein or in any of the Financing Documents shall extend to any other lender who becomes a Lender under the Credit Facility. The provisions of this Section shall survive the termination of the Credit Facility.

         Section 11.17  No Partnership

         Nothing contained in this Agreement shall be construed in a matter to create any relationship between any Borrower and any Lender other than the relationship of borrower and lender, and no Borrower and any Lender shall be considered partners or co-venturers for any purpose on account of this Agreement.


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

         Section 11.18  Third Parties; Benefit

         All conditions to the obligation of the Lenders to make advances hereunder are imposed solely and exclusively for the benefit of the Lenders and their assigns and no other persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lenders will refuse to make advances in the absence of strict compliance with any or all thereof and no other person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Agent at any time in the sole and absolute exercise of its discretion pursuant to its agreements with the Lenders. The terms and provisions of this Agreement are for the benefit of the parties hereto and, except as herein specifically provided, no other person shall have any right or cause of action on account thereof.

         Section 11.19  Conditions; Verification

         Any condition of this Agreement that requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition to the existence or non-existence, as the case may be, of such fact or facts that the Lenders shall, at all times, be free independently to establish to their satisfaction and in its absolute discretion such existence or non-existence.

         Section 11.20  Signs; Publicity

         At the Agent's request, but at the expense of the Agent, the Borrowers shall place a sign acceptable to the Borrowers at a location on each of the Development Projects satisfactory to the Agent, which sign shall recite, among other things, that the Lenders are financing the construction of the Improvements. Each Borrower expressly authorizes the Agent to prepare and to furnish to the news media for publication from time to time news releases with respect to each Eligible Project, specifically to include but not limited to, releases detailing the Agent's and the Lenders' involvement with the financing of the Eligible Project, and all subject to prior review by the Borrowers.

         Section 11.21  Mandatory Arbitration

         To the maximum extent not prohibited by law, any controversy, dispute or claim arising out of, in connection with, or relating to this Agreement or any other Financing Documents or any transaction provided for therein, including but not limited to any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in any of the Financing Documents, shall, at the request of any party to the Financing Documents (either before or after the commencement of judicial proceedings) be settled by arbitration pursuant to Title 9 of the United States Code, which the parties acknowledge and agree applies to the transaction involved herein, and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). In any such arbitration proceeding: (i) all statutes of limitation which would otherwise be applicable shall apply; and (ii) the proceeding shall be conducted in Houston, Texas, by a single arbitrator, if the amount in controversy is $1 million or less, or by a panel of three arbitrators if the amount in controversy is over $1 million. All arbitrators shall be


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

selected by the process of appointment from a panel pursuant to Section 13 of the AAA Commercial Arbitration Rules and each arbitrator will have AAA acknowledged expertise in the appropriate subject matter. Any award rendered in any such arbitration proceeding shall be final and binding, and judgment upon any such award may be entered in any court having jurisdiction.

         If any party to this Agreement or other Financing Documents files a proceeding in any court to resolve any such controversy, dispute or claim, such action shall not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section of that or any other claim, dispute or controversy, and the court shall, upon motion of any party to the proceeding, direct that such controversy, dispute or claim be arbitrated in accordance with this Section.

         Notwithstanding any of the foregoing, no arbitrator or panel of arbitrators shall possess or have the power to (i) assess punitive damages,
(ii) dissolve, rescind or reform (except that the arbitrator may construe ambiguous terms) any Financing Document to which the Borrower or the Guarantor is a party, (iii) enter judgment on the debt, (iv) exercise equitable powers or issue or enter any equitable remedies or (v) allow discovery of attorney/client privileged information. The Commercial Arbitration Rules of the AAA are hereby modified to this extent for the purpose of arbitration of any dispute, controversy or claim arising out of, in connection with, or relating to any Financing Document to which the Borrower or the Guarantor is a party. The parties further waive, each to the other, any claims for punitive damages, and agree that neither an arbitrator nor any court shall have the power to assess such damages.

         No provisions of, or the exercise of any rights under, this Section shall limit or impair the right of any party to the Financing Documents before, during or after any arbitration proceeding to take any of the following actions or contest any of the following actions: (i) exercise self-help remedies such as set off or repossession, (ii) cease making advances under the Loan, (iii) foreclose (judicially or otherwise) any lien on or security interest in any real or personal property collateral; or (iv) obtain emergency relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or of collateral securing any indebtedness, obligation or guaranty referenced in the Financing Documents. Such emergency relief and action to contest the same shall include equitable relief and may be in the nature of, but is not limited to: pre-judgment attachments, garnishments, sequestrations, appointments of receivers, or other emergency injunctive relief to preserve the status quo.

         In the event applicable law prohibits the submission of a particular controversy, dispute or claim arising out of or in connection with any of the Financing Documents or transactions contemplated therein to arbitration, the parties agree that any actions or proceedings in connection therewith shall be tried and litigated only in the state and federal courts located in the jurisdiction in which the Property is located or any other court in which the Agent shall initiate legal or equitable proceedings that has subject matter jurisdiction over the matter in controversy and to the extent permitted by applicable law, waive any right to assert the doctrine of forum non-conveniens or to object to the venue to the extent any proceeding is brought in accordance with this paragraph.


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         Section 11.22  Assignment By Lenders

         The Lenders may, sell, assign or transfer to or participate with any person or persons all or any part of the Credit Facility obligations pursuant to the following terms. Assignments will be permitted with the consent of the Agent and the Borrowers which approval will not be unreasonably withheld provided the Borrowers shall not have the right to consent if an Event of Default has occurred and is continuing. In connection with any assignment, the Agent will retain not less than $25,000,000, each assignment shall be for not less than $10,000,000 and no Lender shall hold less than $5,000,000. The foregoing notwithstanding, the Agent and SouthTrust Bank, National Association shall agree that provided no Event of Default has occurred and is continuing, they will retain their original committed amounts until the earlier of nine (9) months following the date of this Agreement or the date on which an additional $75,000,000 has been added to the Credit Facility Committed Amount. Participations will not require consent, however, the Lender participating its interest shall remain fully liable for its pro rata share of the Credit Facility. The Agent shall have no obligation with regard to a participant. In connection with any sale, assignment, transfer or participation to a person who is an affiliate or successor of the Agent, the Agent shall give notice to Borrowers of such transaction either before or after the transaction has occurred as the Agent shall determine.

         Section 11.23  Required Lenders

         During such time as the Agent and SouthTrust Bank, National Association are the only Lenders, the Agent and SouthTrust Bank, National Association must both agree in connection with any decision to be made by the Lenders in connection with the Credit Facility (including the decision to include a Facility as an Eligible Project in the Borrowing Base). During such time as there are additional Lenders in the Bank Group, all decisions to be made by the Lenders in connection with the Credit Facility (including the decision to include a Facility as an Eligible Project in the Borrowing Base) will require an affirmative vote of the Lenders holding at least 66.67% of the pro rata shares of the Credit Facility Committed Amount. The foregoing notwithstanding, certain major changes or actions with regard to the Credit Facility (as determined by separate agreement among the Lenders and Agent) will require the consent of all Lenders. If requested by the Agent, the Borrowers will provide to the Lenders copies of any documents or other information required to be delivered to the Agent hereunder.

         Section 11.24  Borrowers Approval of Lenders

         Provided no Event of Default has occurred and is continuing, the Borrowers shall have the right to approve any additional Lender (other than Agent and SouthTrust Bank, N.A., which have been approved as Lenders).

         Section 11.25  Time of Essence

         Time shall be of the essence for each and every provision of this Agreement of which time is an element.


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          IN WITNESS WHEREOF, the parties hereto have signed and sealed this
Agreement on the day and year first above written.

WITNESS/ATTEST:                    ARC CAPITAL CORPORATION II
                                   a Tennessee corporation



                                   By:                                   (SEAL)
---------------------------           -----------------------------------
                                      George T. Hicks
                                      Executive Vice President


                                   ARC CARRIAGE CLUB OF
                                   JACKSONVILLE, INC, a Tennessee corporation


                                   By:                                   (SEAL)
---------------------------           -----------------------------------
                                      Name:
                                      Title:


WITNESS:                           BANK UNITED,
                                   as Agent for the Lenders


                                   By:                                   (SEAL)
---------------------------           -----------------------------------
                                      Name:
                                      Title:



                                      93